CENTURY II VARIABLE UNIVERSAL LIFE PROSPECTUS
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
KANSAS CITY LIFE INSURANCE COMPANY
Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670
This Prospectus describes an individual flexible premium variable life insurance contract  ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life").  We have provided a definitions section at the end of this Prospectus for your reference as you read.
The Contract is designed to provide insurance protection on the person named.  The Contract also provides you the opportunity to allocate your premiums to one or more divisions ("Subaccounts") of the Kansas City Life Variable Life Separate Account ("Variable Account") or the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio ("Portfolio") of a designated mutual fund ("Fund") as follows:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares
Invesco V.I. Core Equity Fund – Series I Shares
Invesco V.I. Technology Fund – Series I Shares
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I
VP Income & Growth Fund – Class I
VP International Fund – Class I
VP Mid Cap Value Fund – Class I
VP Ultra® Fund – Class I
VP Value Fund – Class I
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares
Capital Income Builder® – Class 2 Shares
Capital World Bond Fund – Class 2 Shares (formerly Global Bond Fund – Class 2 Shares)
Global Growth Fund – Class 2 Shares
Growth-Income Fund – Class 2 Shares
New World Fund® – Class 2 Shares
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares
Managed Risk Growth Fund – Class P2 Shares
Managed Risk Growth-Income Fund – Class P2 Shares
Managed Risk International Fund – Class P2 Shares
BNY Mellon Variable Investment Fund (formerly Dreyfus Variable Investment Fund)
Appreciation Portfolio – Initial Shares
Opportunistic Small Cap Portfolio – Initial Shares
BNY Mellon Stock Index Fund, Inc. – Initial Shares (formerly Dreyfus Stock Index Fund, Inc – Initial Shares)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (formerly Dreyfus Sustainable U.S. Equity Portfolio, Inc – Initial Shares)
Calamos® Advisors Trust
Calamos Growth and Income Portfolio
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)
Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2)
Federated Hermes Insurance Series (formerly Federated Insurance Series)
Federated Hermes Managed Volatility Fund II – P (formerly Federated Managed Volatility Fund II – P)
Federated Hermes High Income Bond Fund II – P (formerly Federated High Income Bond Fund II – P)
Federated Hermes Government Money Fund II – S (formerly Federated Government Money Fund II – S)

Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio – Service Class 2
VIP Freedom Income PortfolioSM – Service Class 2
VIP Freedom 2010 PortfolioSM – Service Class 2
VIP Freedom 2015 PortfolioSM – Service Class 2
VIP Freedom 2020 PortfolioSM – Service Class 2
VIP Freedom 2025 PortfolioSM – Service Class 2
VIP Freedom 2030 PortfolioSM – Service Class 2
VIP Freedom 2035 PortfolioSM – Service Class 2
VIP Freedom 2040 PortfolioSM – Service Class 2
VIP Freedom 2045 PortfolioSM – Service Class 2
VIP Freedom 2050 PortfolioSM – Service Class 2
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2
Franklin Small-Mid Cap Growth VIP Fund – Class 2
Templeton Developing Markets VIP Fund – Class 2
Templeton Foreign VIP Fund – Class 2
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares
MFS® Research Series – Initial Class Shares
MFS® Total Return Bond Series – Initial Class Shares
MFS® Total Return Series – Initial Class Shares
MFS® Utilities Series – Initial Class Shares
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares

The accompanying prospectuses for the Funds describe these portfolios.  The value of amounts allocated to the Variable Account (prior to the date the Contract matures) will vary according to the investment performance of the Portfolios of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  Another choice available for allocation of premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life’s general account.  It pays interest at declared rates guaranteed to equal or exceed 4%.
The Contract also offers you the flexibility to vary the amount and timing of Premium Payments and to change the amount of death benefit payable.  This flexibility allows you to provide for your changing insurance needs under a single insurance contract.
You can select from two Coverage Options available under the Contract:
•	Option A: a level death benefit; and
•	Option B: a death benefit that fluctuates with the value of the Contract.
We guarantee that the Death Proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient premiums to keep the Contract in force.
The Contract provides for a value that you can receive by surrendering the Contract.  There is no guaranteed minimum value.  If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value.  It may not be advantageous to replace existing insurance.  Within certain limits, you may return the Contract or exercise a no-fee transfer right.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for Funds and Portfolios available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Kansas City Life. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. You can inform Kansas City Life that you wish to continue receiving paper copies of your shareholder reports by calling Variable Administration at (800) 616-3670. Your election to receive reports in paper will apply to all Funds and Portfolios available under your Contract.
This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep these for future reference.
The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of Premium Payments (principal).
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.
The date of this Prospectus is May 1, 2020.

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PROSPECTUS CONTENTS

SUMMARY OF THE CONTRACT
The Contract is an individual Flexible Premium Variable Life Insurance Contract.  As long as it remains in force it provides lifetime insurance protection on the Insured until the Maturity Date.  You pay Premiums for insurance coverage.  The Contract also provides for accumulation of Premiums and a Cash Surrender Value if the Contract terminates.  The Cash Surrender Value, if any, during the early years of the Contract is likely to be much lower than the Premiums paid.
The Contract is built around its Contract Value.  The Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the Premiums you pay, the Contract fees and charges we deduct, and the effect of any Contract transactions (such as transfers, partial surrenders, and loans).  We do not guarantee any minimum Contract Value.  You could lose some or all of your money.
This summary describes the Contract’s important benefits and risks.  The sections in the Prospectus following this summary discuss the Contract’s benefits and other provisions in more detail.  The "Definitions" section at the end of the Prospectus defines certain words and phrases used in this Prospectus.
The Contract is not available in all states.  This Prospectus does not offer the Contracts in any jurisdiction where they cannot be lawfully sold.  You should rely only on the information contained in this Prospectus or that we have referred you to.  We have not authorized anyone to provide you with information that is different.
We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs.  These contracts would also have different charges that would affect your Subaccount performance and Contract Value.  To obtain more information about these other contracts, contact your registered representative.
NOTE:  Because this is a summary, it does not contain all the information that may be important to you.  You should read this entire Prospectus and the Funds’ prospectuses carefully before investing.
CONTRACT BENEFITS
Death Benefits.  We pay a death benefit to the Beneficiary if the Insured dies while the Contract is in force and prior to the Contract’s Maturity Date.  We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured’s death.
•	Death benefits are available as lump sum or under a variety of payment options.
•	The Minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80. We may allow these minimum limits to be reduced. (See "APPLYING FOR A CONTRACT")
•	There are two Coverage Options available:
•	Option A–at least equal to the Specified Amount.
•	Option B–at least equal to the Specified Amount plus Contract Value. (See "COVERAGE OPTIONS")
•
There is flexibility to change the Coverage Option and Specified Amount.  (See "CHANGES IN COVERAGE OPTION" for rules and limits)  Changing the Coverage Option or Specified Amount may have tax consequences.

•	We deduct any Indebtedness from the amount payable.
Cash Benefits
•
Contract Loans.  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary.  A 6% annual effective interest rate applies.  Currently, a preferred loan is available in the 11th Contract Year.  Loans reduce the amount available for allocations and transfers.  Loans may have tax consequences. (See "TAX CONSIDERATIONS")

•	Full Surrender. You may surrender your Contract at any time for its Cash Surrender Value. A surrender charge may apply. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS")
•
Partial Surrender.  Partial surrenders generally are available provided you have enough remaining Cash Surrender Value.  A partial surrender fee applies.  We will assess a surrender charge for any resulting reduction in the Specified Amount.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")

•
Transfers.  You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions.  There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 Transfer Processing Fee.  Unused free transfers do not carry over to the next Contract Year.  We will deduct any Transfer Processing Fee from the remaining Contract Value.

Tax Benefits.  We intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code.  Therefore, the death benefit generally should be excludable from the gross income of its recipient, but may be subject to state and federal estate taxes.  Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender, surrender the Contract, or we pay the maturity benefit.  In addition, transfers of Contract Value among the Subaccounts and/or the Fixed Account are not taxable transactions.  (See "TAX CONSIDERATIONS")
Free Look Right to Cancel.  For a limited time, you have the right to cancel your Contract and receive a refund.  (See "FREE LOOK RIGHT TO CANCEL CONTRACT")  During this "free-look" period, we will allocate Premiums to the Federated Hermes Government Money Fund II Subaccount for 30 days.  (See "PREMIUM ALLOCATIONS AND CREDITING")  For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.
Guaranteed Payment Period and Guaranteed Monthly Premium.  If the value is not enough to pay charges due, the Contract will terminate without value after a Grace Period.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE")  However, we guarantee to keep the Contract in force during the first ten years of the Contract and during the ten years following the effective date of an increase in the Specified Amount as long as you meet a Premium requirement.  (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")
Supplemental Benefits.  The following supplemental and/or rider benefits are available and may be added to your Contract.  We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Each is subject to its own requirements as to eligibility and possible additional cost, including processing fee.
•	Disability Continuance of Insurance
•	Disability Premium Benefit Rider
•	Accidental Death Benefit
•	Option to Increase Specified Amount
•	Spouse's Term Insurance
•	Children's Term Insurance
•	Other Insured Term Insurance
•	Extra Protection
•	Monthly Benefit Rider
•	Acceleration of Death Proceeds/Enhanced Living Benefits Rider (Not available to be added to inforce contracts after December 31, 2018)
•	Accelerated Death Benefit/Living Benefits Rider (Not available to be added to inforce contracts after December 31, 2018)
•	Accelerated Death Benefit/Terminal Illness Rider (Not available to be added to inforce contracts after December 31, 2018)
•	Maturity Extension Rider
All of these riders may not be available in all states.  Additional rules and limits apply to these supplemental and/or rider benefits.  Please ask your registered representative for further information or contact the Home Office.
Illustrations.  We may prepare for use in marketing and other materials tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time.  Such tables illustrate how Contract Values, Cash Surrender Values and death benefits under a Contract covering an Insured of a given Age would vary over time if Planned Premium Payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate(s).
Actual returns will fluctuate over time and will be both positive and negative.  The actual values under the Contract could be significantly different from those shown even if actual returns averaged the rates used in the illustrations, but fluctuated over and under those averages throughout the years shown.  Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated Premium.

Such illustrations show Contract Values based on both current charges and guaranteed charges.
CONTRACT RISKS
Investment Risk. If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease.  In addition, we deduct Contract fees and charges from your Contract Value.  There is no minimum guaranteed Contract Value.  The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract.  During times of poor investment performance, these deductions will have an even greater impact on your Contract Value.  You could lose everything you invest.  If you allocate net Premiums to the Fixed Account, then we credit your Fixed Account Value with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.
Risk of Lapse.  If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will terminate without value after a Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The Grace Period is 61 days and starts when we send the notice.  Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent termination will also vary.  A lapse could result in adverse tax consequences.
Tax Risks.  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, and such Contracts may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of Premiums permitted under the Contract.
Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws.  If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income.  Moreover, loans will generally not be treated as distributions, although the tax treatment of preferred loans is unclear.  Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax.  (See "TAX CONSIDERATIONS")
You should consult a qualified tax adviser for assistance in all Contract-related tax matters.
Risk of Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Contract in force.
Surrender and Partial Surrender Risks.  During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered, lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount).  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.
You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.
Even if you do not surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Contract will enter the Grace Period (and possibly terminate).  (See "RISK OF LAPSE")  A surrender or partial surrender may have tax consequences.  (See "TAX CONSIDERATIONS")

Loan Risks.  A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.
•
Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if the Fixed Account interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account interest rate is higher than the investment return of the applicable Subaccounts).

•	A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.
•	If the death benefit becomes payable while a Contract loan is outstanding, the loan balance will be deducted in calculating the Death Proceeds.
A loan may have tax consequences.  In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.  (See "TAX CONSIDERATIONS")
Risk of Frequent Transfers.  We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.
PORTFOLIO RISKS
A comprehensive discussion of the risks of each Fund Portfolio may be found in each Portfolio’s prospectus.  Please refer to the Portfolios’ prospectuses for more information.
There is no assurance that any Portfolio will achieve its stated investment objective.

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.
The first table describes transaction fees that you will pay at the time that you pay Premiums, make partial surrenders, transfer Contract Value among the Subaccounts and the Fixed Account, completely surrender the Contract, the Contract lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount).  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract and the fees and charges of a representative Contract with an Insured having the characteristics described for that charge.  These minimum, maximum and representative charges may assist you in understanding the range of possible charges, as well as the charge an Owner may typically pay, but these charges may not be representative of the amount you will actually pay under the Contract.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Premium Expense Charge
State and Local Tax Charge	Upon receipt of each Premium Payment	2.25% of each Premium Payment	2.25% of each Premium Payment
Surrender Charge[2]
Deferred Sales Load	Upon surrender, lapse, or decrease in the Specified Amount during the first 15 Contract Years[3]	30% of actual Premiums paid up to a maximum Premium amount shown in the Contract[4]	30% of actual Premiums paid up to a maximum Premium amount shown in the Contract[4]
Deferred Administrative Expense	Upon surrender, lapse, or decrease in the Specified Amount during the first 15 Contract Years[5]	$5.00 per $1,000 of Specified Amount[6]	$5.00 per $1,000 of Specified Amount[6]
Partial Surrender Fee	Upon each partial surrender	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Processing Fee	Upon each transfer over 6 in a Contract Year	$25 per transfer	$25 per transfer

1 For each type of charge, the guaranteed charge and the current charge are shown.  The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.
2 The surrender charge is the sum of the deferred sales load and the deferred administrative expense.
3 If you increase the Contract’s Specified Amount, a separate deferred sales load will apply to the Specified Amount increase, based on the Insured’s Age and sex at the time of the increase.
4 During the first 15 Contract Years (or the 15 years following an increase in Specified Amount), the deferred sales load is 30% of actual Premiums paid up to a maximum Premium amount shown in the Contract.  We base the maximum Premium amount shown in a Contract on the issue age, sex, Specified Amount and smoking class of the Insured.  The deferred sales load decreases after the 9th Contract Year to 0% in the 15th Contract Year.
5 If you increase the Contract’s Specified Amount, a separate deferred administrative expense will apply to the Specified Amount increase, based on the Insured’s Age and sex at the time of the increase.
6 During the first 5 Contract Years, the deferred administrative expense is $5.00 per $1,000 of Specified Amount and grades down to zero at the end of 15 years as shown below.

End of Contract Year	1-5	6	7	8	9	10	11	12	13	14	15
Charge per $1,000 of Specified Amount:	$5.00	$4.50	$4.00	$3.50	$3.00	$2.50	$2.00	$1.50	$1.00	$0.50	$0.0

End of Contract Year means completed Contract Years or number of completed years following an increase in Specified Amount.  The deferred administrative expense applies at the end of each Contract Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract depending on whether the Insured had the most favorable or least favorable characteristics, respectively.  The table also lists the fees and charges of a typical Contract with a Specified Amount and with an Insured having the characteristics described for that charge.  These charges may not be typical of the charges you will pay.
Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Cost of Insurance[7]
Minimum and Maximum Charge	On the Allocation Date and each Monthly Anniversary Day	$0.06 - $26.63 per $1,000 of net amount at risk[8]	$0.05 - $26.63 per $1,000 of net amount at risk[8]
Charge for a 37 year-old male Preferred Nonsmoker and a Contract with a $200,000 Specified Amount during the first Contract Year	On the Allocation Date and each Monthly Anniversary Day	$0.16 per $1,000 of net amount at risk[8]	$0.16 per $1,000 of net amount at risk[8]
Monthly Expense Charge[9]
Maintenance Charge	On the Contract Date and on each Monthly Anniversary Day	$6.00	$6.00
Acquisition Charge	On the Contract Date and on each Monthly Anniversary Day for the first Contract Year[10]	$20.00	$20.00
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in
Net Loan Interest Charge[11]	At the end of each Contract Year	2%	2%
Optional Rider Charges[12]
Disability Continuance of Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.01 - $0.52 per $1,000 of net amount at risk[8]	$0.01 - $0.32 per $1,000 of net amount at risk[8]
Charge for a 37 year-old male Preferred Nonsmoker and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.03 per $1,000 of net amount at risk[8]	$0.01 per $1,000 of net amount at risk[8]
Disability Premium Benefit Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.08 - $0.32 per $1.00 of rider coverage amount	$0.04 - $0.15 per $1.00 of rider coverage amount
Charge for a 37 year-old male Preferred Nonsmoker and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $1.00 of rider coverage amount	$0.04 per $1.00 of rider coverage amount
Accidental Death Benefit
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Charge for a 37 year-old male Preferred Nonsmoker and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $1,000 of rider coverage amount	$0.09 per $1,000 of rider coverage amount
Option to Increase Specified Amount
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.05 - $0.18 per $1,000 of rider coverage amount	$0.05 - $0.18 per $1,000 of rider coverage amount
Charge for a 37 year-old male Preferred Nonsmoker and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.18 per $1,000 of rider coverage amount	$0.18 per $1,000 of rider coverage amount
Spouse's Term Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$1.45 - $1.87 per $1,000 of rider coverage amount	$1.45 - $1.87 per $1,000 of rider coverage amount
Charge for a 37 year-old male Preferred Nonsmoker and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$1.45 per $1,000 of rider coverage amount	$1.45 per $1,000 of rider coverage amount
Children's Term Insurance	On rider’s effective date and on each Monthly Anniversary Day	$0.50 per $1,000 of rider coverage amount	$0.50 per $1,000 of rider coverage amount
Other Insured Term Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $26.63 per $1,000 of rider coverage amount	$0.06 - $26.63 per $1,000 of rider coverage amount
Charge for a 37 year-old male Preferred Nonsmoker and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.16 per $1,000 of rider coverage amount	$0.16 per $1,000 of rider coverage amount
Extra Protection Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $26.63 per $1,000 of rider coverage amount	$0.05 - $20.36 per $1,000 of rider coverage amount
Charge for a 37 year-old male Preferred Nonsmoker and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.16 per $1,000 of rider coverage amount	$0.09 per $1,000 of rider coverage amount
Monthly Benefit Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.38 - $22.56 per $100 of coverage amount	$0.31 - $22.05 per $100 of coverage amount
Charge for a 37 year-old male Preferred Nonsmoker and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$1.73 per $100 of coverage amount for a 20 year payout	$1.41 per $100 of coverage amount for a 20 year payout

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Acceleration of Death Proceeds/Enhanced Living Benefits Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $15.00 per $1,000 of net amount at risk[8] multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.01 - $0.28 per $1,000 of net amount at risk[8] multiplied by the Benefit Base divided by the Specified Amount of the Contract
Charge for a 37 year-old male Preferred Nonsmoker and a Contract with a $200,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.08 per $1,000 of net amount at risk[8] multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.02 per $1,000 of net amount at risk[8] multiplied by the Benefit Base divided by the Specified Amount of the Contract
Accelerated Death Benefit/Living Benefits Rider	On payment of the accelerated death benefit	$250 processing fee	$0 processing fee
Accelerated Death Benefit/Terminal Illness Rider	On payment of the accelerated death benefit	$200 processing fee	$0 processing fee
Maturity Extension Rider	NA	No Charge	No Charge

7 Costs of insurance charges vary based on the Insured’s Age, sex, number of completed Contract Years, Specified Amount, risk class, and other factors.  The charge generally is higher for less favorable risk classes and increases as the Insured ages.  The cost of insurance charges shown in the table may not be typical of the charges you will pay.  We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract.  More detailed information concerning your cost of insurance charges is available on request from our Home Office.
8 The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit and the Contract Value.
9 The monthly expense charge is the sum of the maintenance charge and the acquisition charge.
10 The acquisition charge is also assessed for 12 months following the effective date of an increase in Specified Amount.
11 The maximum guaranteed and current net cost of loans is 2% annually.  The net cost of a loan is the difference between the rate of interest charged on any Indebtedness (6%) and the amount credited to the Loan Account (4%). Preferred loans are available beginning in the eleventh Contract Year.  We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 6%.  Therefore, the net cost of a preferred loan is 0% per year.
12 Charges for most of the riders vary based on the Insured’s issue or actual Age, sex, and risk class, and may vary based on Contract Year and base Specified Amount or net amount at risk.  Charges based on risk classes are generally higher for less favorable risk classes, and charges based on actual Age may increase as the Insured ages.  The rider charges shown in the table may not be typical of the charges you will pay.  Your Contract’s specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Service Center.

For information concerning compensation paid in connection with the sale of the Contracts, see "SALE OF THE CONTRACTS."

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2019.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.
RANGE OF PORTFOLIO OPERATING EXPENSES13
	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.27%	1.42%[14]

13 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2019.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
14 The table showing the range of expenses of the Portfolios takes into account the expenses of several fund asset allocation portfolios that are “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an “acquired fund.”)  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the Fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests.  See the Fund prospectuses for more information.

The following table shows the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2019.
ANNUAL PORTFOLIO OPERATING EXPENSES15
(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):
Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	0.68%	NA	0.19%	NA	0.87%	NA	NA
Invesco V.I. Core Equity Fund – Series I Shares	0.61%	NA	0.17%	NA	0.78%	NA	N/A
Invesco V.I. Technology Fund – Series I Shares	0.75%	NA	0.24%	NA	0.99%	NA	NA
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I	1.00%	NA	0.00%	NA	1.00%	0.13%	0.87%
VP Income & Growth Fund – Class I	0.70%	NA	0.00%	NA	0.70%	NA	NA
VP International Fund – Class I	1.36%	NA	0.01%	NA	1.37%	0.37%	1.00%
VP Mid Cap Value Fund – Class I	1.00%	NA	0.01%	NA	1.01%	0.14%	0.87%
VP Ultra® Fund – Class I	1.00%	NA	0.01%	NA	1.01%	0.20%	0.81%
VP Value Fund – Class I	0.97%	NA	0.01%	NA	0.98%	0.22%	0.76%
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II	0.46%	0.25%	0.01%	NA	0.72%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares	0.27%	0.25%	0.04%	NA	0.56%	NA	NA
Capital Income Builder® – Class 2 Shares	0.49%	0.25%	0.05%	NA	0.79%	0.26%[16]	0.53%
Capital World Bond Fund – Class 2 Shares (formerly Global Bond Fund – Class 2 Shares)	0.53%	0.25%	0.06%	NA	0.84%	0.10%[4]	0.74%
Global Growth Fund – Class 2 Shares	0.52%	0.25%	0.05%	NA	0.82%	NA	NA
Growth-Income Fund – Class 2 Shares	0.26%	0.25%	0.04%	NA	0.55%	NA	NA
New World Fund® – Class 2 Shares	0.70%	0.25%	0.07%	NA	1.02%	0.18%[4]	0.84%
American Funds Insurance Series® Managed Risk Funds
Managed Risk Asset Allocation Fund – Class P2 Shares	0.15%	0.25%	0.26%	0.30%[17]	0.96%	0.05%[18]	0.91%
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares	0.15%	0.25%	0.28%	0.41%[5]	1.09%	0.05%[6]	1.04%
Managed Risk Growth Fund – Class P2 Shares	0.15%	0.25%	0.28%	0.36%[5]	1.04%	0.05%[6]	0.99%
Managed Risk Growth-Income Fund – Class P2 Shares	0.15%	0.25%	0.27%	0.31%[5]	0.98%	0.05%[6]	0.93%
Managed Risk International Fund – Class P2 Shares – Class P2 Shares	0.15%	0.25%	0.31%	0.51%[5]	1.22%	0.08%[4]	1.14%
BNY Mellon Variable Investment Fund (formerly Dreyfus Variable Investment Fund)
Appreciation Portfolio – Initial Shares	0.75%	NA	0.06%	NA	0.81%	NA	NA
Opportunistic Small Cap Portfolio – Initial Shares	0.75%	NA	0.09%	NA	0.84%	NA	NA
BNY Mellon Stock Index Fund, Inc. – Initial Shares (formerly Dreyfus Stock Index Fund, Inc – Initial Shares)	0.25%	NA	0.02%	NA	0.27%	NA	NA
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (formerly Dreyfus Sustainable U.S. Equity Portfolio, Inc – Initial Shares)	0.60%	NA	0.08%	NA	0.68%	0.00%	0.68%[19]
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.60%	0.01%[20]	1.36%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	0.82%	0.25%	0.06%	NA	1.13%	0.09%[21]	1.04%
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	0.92%	0.25%	0.25%[22]	NA	1.42%	0.18%[23]	1.24%
Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2)	0.87%	0.25%	0.18%	NA	1.30%	0.20%[24]	1.10%
Federated Hermes Insurance Series (formerly Federated Insurance Series)
Federated Hermes Managed Volatility Fund II – P (formerly Federated Managed Volatility Fund II – P)	0.75%	NA	0.17%[25]	0.05%	0.97%	0.00%[26]	0.97%
Federated Hermes High Income Bond Fund II – P (formerly Federated High Income Bond Fund II – P)	0.60%	NA	0.23%[27]	NA	0.83%	0.02%[28]	0.81%
Federated Hermes Government Money Fund II – S (formerly Federated Government Money FundI – S)	0.20%	NA	0.52%[29]	NA	0.72%	0.09%[30]	0.63%
Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio – Service Class 2	0.54%	0.25%	0.07%	NA	0.86%	NA	NA
VIP Freedom Income PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.39%	0.64%[31]	NA	NA
VIP Freedom 2010 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.45%	0.70%[19]	NA	NA
VIP Freedom 2015 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.49%	0.74%[19]	NA	NA
VIP Freedom 2020 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.52%	0.77%[19]	NA	NA
VIP Freedom 2025 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.54%	0.79%[19]	NA	NA
VIP Freedom 2030 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.59%	0.84%[19]	NA	NA
VIP Freedom 2035 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.63%	0.88%[19]	NA	NA
VIP Freedom 2040 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.65%	0.90%[19]	NA	NA
VIP Freedom 2045 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.66%	0.91%[19]	NA	NA
VIP Freedom 2050 PortfolioSM – Service Class 2	NA	0.25%	0.00%	0.66%	0.91%[19]	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2[32]	1.05%	0.25%	0.09%	NA	1.39%	0.14%	1.25%
Franklin Small-Mid Cap Growth VIP Fund – Class 2[33]	0.80%	0.25%	0.04%	0.01%	1.10%	0.01%	1.09%
Templeton Developing Markets VIP Fund – Class 2	1.05%	0.25%	0.10%	0.01%	1.41%	NA	NA
Templeton Foreign VIP Fund – Class 2[21]	0.80%	0.25%	0.05%	0.02%	1.12%	0.02%	1.10%
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	0.65%	NA	0.12%	0.00%	0.77%	NA34	0.77%[22]
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	0.65%	NA	0.19%	0.01%	0.85%	0.01%[35]	0.84%[23]
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	0.55%	NA	0.24%	0.00%	0.79%	NA24	0.79%[36]
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	0.71%	NA	0.04%	NA	0.75%	NA	NA
MFS® Research Series – Initial Class Shares	0.75%	NA	0.08%	NA	0.83%	0.03%[37]	0.80%
MFS® Total Return Bond Series – Initial Class Shares	0.50%	NA	0.04%	NA	0.54%	NA	NA
MFS® Total Return Series – Initial Class Shares	0.67%	NA	0.03%	NA	0.70%	0.09%[38]	0.61%
MFS® Utilities Series – Initial Class Shares	0.74%	NA	0.05%	NA	0.79%	NA	NA
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares	0.50%	NA	0.36%	NA	0.86%	0.10%[39]	0.76%
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.11%	0.76%	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.10%	0.75%	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.11%	0.76%	NA	NA

15 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value.  The investment adviser of each Fund or the Fund provided the information, and Kansas City Life has not independently verified it.  The expenses shown are those incurred for the year ended December 31, 2019.  Current or future expenses may be greater or less than those shown.  See the Portfolios' prospectuses for more complete information.
16 The investment adviser is currently reimbursing a portion of the other expenses. This waiver will be in effect through at least May 1, 2021.  The waiver may only be modified or terminated with the approval of the fund's board.
17 Restated to reflect current fees
18 The investment adviser is currently waiving a portion of its management fee equal to .05% of the fund's net assets.  This waiver will be in effect through at least May 1, 2021.  The waiver may only be modified or terminated with the approval of the fund's board.

19 The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until May 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of neither class (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70%. On or after May 1, 2020, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation at any time.
20 “Acquired Fund Fees and Expenses” include certain expenses incurred in connection with the Portfolio’s investment in various money market funds.
21 Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2021, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.79% for Class 1, 1.04% for Class 2 and 0.915% for Class 3.
22 Other expenses have been restated to reflect current fees paid by the Fund.
23 Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2021, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.99% for Class 1 and 1.24% for Class 2.
24 Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through April 30, 2021, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.85% for Class 1, 1.10% for Class 2 and 0.975% for Class 3.
25 The Fund may incur or charge administrative service fees on its P class up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the P class Fund. The P class of the Fund will not incur or charge such fees until such time as approved by the Fund’s Board of Trustees (the “Trustees”).
26 The Co-Advisers and certain of their affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s P class (after the voluntary waivers and/or reimbursements) will not exceed 0.95% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Co-Advisers and their affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
27 The Fund may incur or charge administrative service fees on its P class up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the P class of the Fund. The P class of the Fund will not incur or charge such fees until such time as approved by the Board of Trustees.
28 The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund’s P class (after the voluntary waivers and/or reimbursements) will not exceed 0.81% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
29 The Fund may pay Administrative Service Fees up to 0.25% of average net assets to insurance companies for providing recordkeeping, shareholder and administrative services.
30 The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund’s S class (after the voluntary waivers and/or reimbursements) will not exceed 0.63% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
31 Differs from the ratios of expenses to average net assets in the Financial Highlights section of the Prospectus because of acquired fund fees and expenses.
32 The investment manager has contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses, and certain non-routine expenses) do not exceed 1.00% until April 30, 2021.
33 The investment manager has contractually agreed in advance to reduce its fees as a result of the fund's investment in a Franklin Templeton money market fund (the "acquired fund") until April 30, 2021.
34 The Portfolio’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total
Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.90% of the average daily net assets of Class 1 Shares. The Portfolio may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Portfolio's adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the

Fund’s investment in such money market funds. These waivers are in effect through 4/30/21, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Portfolio engages in securities lending, affiliated money market fund fees and expenses resulting from the Portfolio’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
35 The Portfolio’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total
Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.03% of the average daily net assets of Class 1 Shares. The Portfolio may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Portfolio's adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 4/30/21, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Portfolio engages in securities lending, affiliated money market fund fees and expenses resulting from the Portfolio’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
36 The Portfolio’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total
Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.80% of the average daily net assets of Class 1 Shares. The Portfolio may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Portfolio's adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 4/30/21, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Portfolio engages in securities lending, affiliated money market fund fees and expenses resulting from the Portfolio’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
37 Massachusetts Financial Services Company has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.77% of the class' average daily net assets annually for Initial Class shares and 1.02% of the class' average daily net assets annually for Service Class shares. ("Other Expenses" include 0.03% of interest and/or investment-related expenses incurred in connection with the fund's investment activity which are excluded from the expense limitation described in the prior sentence.) This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2021.
38 Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.61% of the class' average daily net assets annually for Initial Class shares and 0.86% of the class' average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2021.
39 Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.75% of the class' average daily net assets annually for Initial Class shares and 1.00% of the class' average daily net assets annually for Service Class shares. ("Other Expenses" include 0.01% of interest and/or investment-related expenses incurred in connection with the fund's investment activity which are excluded from the expense limitation described in the prior sentence.) This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2021.

GENERAL INFORMATION ABOUT KANSAS CITY LIFE
KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565.  Kansas City Life is currently licensed to transact life insurance business in 49 states and the District of Columbia.
FIXED ACCOUNT
The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFER PRIVILEGE")  Because of those transfer limitations, it may take you several years to transfer all your Fixed Account Contract Value to the Variable Account.  You should carefully consider whether the Fixed Account meets your investment criteria.  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee that this rate will be at least 4%.
Our general account supports our insurance and annuity obligations.  Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.
THE VARIABLE ACCOUNT AND THE FUNDS
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995.  This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.
The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contracts invest in shares of Portfolios of the Funds.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.
We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.
THE FUNDS
Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The investment objectives of each of the Portfolios are described below.
The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager.  The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios.  There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.
Certain Portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets.  The cost of those hedging strategies could limit the upside participation by such Portfolios in rising equity markets relative to other Portfolios.  Please consult your financial professional.
The American Century VP Mid Cap Value Fund Subaccount was closed to new investors beginning May 1, 2015. You may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to the American Century VP Mid Cap Value Fund Subaccount only if you were invested in the Subaccount on May 1, 2015 and have not subsequently transferred all Contract Value out of the Subaccount.
Not all Funds may be available in all states.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund’s investment objective is to seek capital growth.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.
Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund’s investment objective is long-term growth of capital.  The portfolio management team seeks to construct a portfolio of issuers that have high or improving return on invested capital (ROIC), quality management, a strong competitive position and which are trading at compelling valuations.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.
Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).  The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in technology-related industries and in derivatives and other instruments that have economic characteristics similar to such securities.
American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Capital Appreciation Fund is to seek capital growth.
VP Income & Growth Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Income & Growth Fund is to seek capital growth by investing in common stocks.  Income is a secondary objective.
VP International Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP International Fund is to seek capital growth.
VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Mid Cap Value Fund is to seek long-term capital growth, with income as secondary objective.
VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Ultra® Fund is to seek long-term capital growth.
VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Value Fund is to seek long-term capital growth, with income as secondary objective.
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Inflation Protection Fund is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series®
Asset Allocation Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
Capital Income Builder® – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The Fund’s secondary objective is to provide growth of capital.
Capital World Bond Fund – Class 2 Shares (formerly Global Bond Fund – Class 2 Shares) (Manager: Capital Research and Management CompanySM). The Fund’s investment objective is to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.
Global Growth Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund’s investment objective is to provide long-term growth of capital.
Growth-Income Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund’s investment objectives are to achieve long-term growth of capital and income.
New World Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM). The Fund’s investment objective is long-term capital appreciation.
American Funds Insurance Series® Managed Risk Funds

Managed Risk Asset Allocation Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.
Managed Risk Blue Chip Income and Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund’s investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.
Managed Risk Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund’s investment objective is to provide growth of capital while seeking to manage volatility and provide downside protection.
Managed Risk Growth-Income Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund’s investment objectives are to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.
Managed Risk International Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC). The Fund’s investment objective is to provide long-term growth of capital while seeking to manage volatility and provide downside protection.
BNY Mellon Variable Investment Fund (formerly Dreyfus Variable Investment Fund)
Appreciation Portfolio – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Fayez Sarofim & Co.).  The Fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.
Opportunistic Small Cap Portfolio – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.).  The Fund seeks capital growth.
BNY Mellon Stock Index Fund, Inc. – Initial Shares (formerly Dreyfus Stock Index Fund, Inc – Initial Shares) (Manager: BNY Mellon Investment Adviser, Inc.).  The Fund seeks to match the total return of the S&P 500® Index.
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (formerly Dreyfus Sustainable U.S. Equity Portfolio, Inc – Initial Shares) (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Newton Investment Management Limited).  The Fund seeks long-term capital appreciation.
Calamos® Advisors Trust
Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC).  The Calamos Growth and Income Portfolio’s investment objective is high long-term total return through growth and current income.
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with growth of capital.
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital appreciation.
Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital growth.
Federated Hermes Insurance Series (formerly Federated Insurance Series)
  Federated Hermes Managed Volatility Fund II – P (formerly Federated Managed Volatility Fund II – P) (Manager: Federated Hermes Global Investment Management Corp.; Sub-Adviser: Federated Hermes Investment

Management Company).  The investment objective of the Federated Hermes Managed Volatility Fund II is to achieve high current income and moderate capital appreciation.
Federated Hermes High Income Bond Fund II – P (formerly Federated High Income Bond Fund II – P) (Manager: Federated Hermes Investment Management Company).  The investment objective of the Federated Hermes High Income Bond Fund II is to seek high current income.  The Fund pursues its investment objective by investing primarily in a diversified portfolio of high quality, lower-rated corporate bonds (also known as "junk bonds").
Federated Hermes Government Money Fund II – S (formerly Federated Government Money Fund II – S) (Manager: Federated Hermes Investment Management Company).  The investment objective of the Federated Hermes Government Money Fund II is to provide current income consistent with stability of principal and liquidity.  The Fund invests primarily in a portfolio of US Treasuries and government securities maturing in 397 days or less.
Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors:  FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).  The investment objective of the VIP ContrafundSM Portfolio is to seek long-term capital appreciation.
VIP Freedom Income PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom Income PortfolioSM is to seek high total return with a secondary objective of principal preservation.
VIP Freedom 2010 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2010 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
VIP Freedom 2015 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)). The investment objective of the VIP Freedom 2015 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2020 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2020 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2025 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)). The investment objective of the VIP Freedom 2025 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2030 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2030 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2035 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2035 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2040 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2040 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2045 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2045 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
VIP Freedom 2050 PortfolioSM – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).  The investment objective of the VIP Freedom 2050 PortfolioSM is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).  The investment goal of the Franklin Global Real Estate VIP Fund is to seek high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.
Franklin Small-Mid Cap Growth VIP Fund – Class 2 (Manager: Franklin Advisers, Inc.).  The investment goal of the Franklin Small-Mid Cap Growth VIP Fund is to seek long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.
Templeton Developing Markets VIP Fund – Class 2 (Manager: Templeton Asset Management Ltd.).  The investment goal of the Templeton Developing Markets VIP Fund is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments.
Templeton Foreign VIP Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).  The investment goal of the Templeton Foreign VIP Fund is to seek long-term capital growth.  Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.  Under normal circumstances, at least 80% of the Portfolio’s Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stock.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital growth over the long term. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small cap companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of U.S. companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.
MFS® Research Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.
MFS® Total Return Bond Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.
MFS® Total Return Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return.
MFS® Utilities Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company). The Fund's investment objective is to seek total return.
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation.
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC).  The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC). The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman Financial Risk Management LLC).  The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.
There is no assurance that the Funds will achieve their stated objectives and policies.
See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premium Payments or transfers among the Subaccounts.  There is no assurance that the Federated Hermes Government Money Fund II Subaccount will be able to maintain a stable net asset value per share.  You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Federated Hermes Government Money Fund II Subaccount may also become extremely low and possibly negative.
We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable Fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.
We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.
We (or our affiliates) may receive payment from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees.  (See the Funds’ prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.10% to 0.25%.
Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.
Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund’s prospectus.  (See "FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES" and "SALE OF THE CONTRACTS")  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. ("Sunset Financial").  These payments decrease the Fund’s investment return.
We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts.  (See "SALE OF THE CONTRACTS")
Certain funds employ volatility management strategies.  Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time.  During rising markets, a volatility management strategy, however, could cause Contract Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy.  Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase.  In these instances, your Contract Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy.  The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit.  In addition, the cost of implementing a volatility management strategy may negatively impact performance.  There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected.
You should be aware that we are subject to a conflict of interest with respect to the interests of contract owners insofar as, by requiring you to allocate your purchase payments and Contract Value to one or more subaccounts that invests in a fund that employs a volatility management strategy, this may reduce the risk to us that we will have to make guaranteed payments under a living benefit rider.  In addition, any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Contract Value, which may limit your ability to achieve step-ups of the benefit base under a living benefit rider.  For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses.
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.  The substituted Fund may have different fees and expenses than the replaced Fund. Substitutions may be made with respect to existing investments or the investment of future Premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.
Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.
If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:
•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required; or
•	combine it with other Kansas City Life separate accounts.
FINANCIAL CONDITION OF KANSAS CITY LIFE
Benefits payable under the Contract are paid out of your Contract Value allocated to the Variable Account or out of assets of Kansas City Life's general account. Any guarantees that exceed your Contract Value are paid from our general account assets and are subject to our financial strength and claims paying ability.
As an insurance company, we are required by state regulators to hold a specific amount of reserves to meet contractual obligations payable out of our general account. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. State regulators also require Kansas City Life to maintain a minimum amount of capital, to act as a cushion in the event it suffers a financial impairment. But there is no guarantee we will always be able to meet our claims paying obligations, and there are risks associated with purchasing any insurance product.
We encourage both existing and prospective Owners to read and understand our financial statements. Like many businesses, insurance companies are facing challenges due to COVID-19 and its impact on economic conditions and the financial markets. Our financial statements. which are prepared in accordance with accounting principles generally accepted in the United States (GAAP), are included in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information without charge by sending a written request to Variable Administration, P.O. Box 219364, Kansas City, Missouri 64121-9364 or by calling us at 1-800-616-3670.

VOTING RIGHTS
We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.
We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.
If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:
•	cause a change in sub‑classification or investment objectives of one or more of the Portfolios;
•	approve or disapprove an investment advisory agreement; or
•
require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report.  We may also modify the manner in which we calculate the weight to be given to pass‑through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.
CHARGES AND DEDUCTIONS
We may realize a profit on any charges and deductions.  We may use this profit for any purpose, including payment of distribution charges.  Below is a listing and description of the applicable charges and deductions under the Contract.
PREMIUM EXPENSE CHARGE
We deduct a 2.25% premium expense charge from each Premium Payment.  This charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts.  We apply Premiums to your Contract net of the premium expense charge.
State premium tax rates vary by state and currently range between 0.5% and 3.5%.  We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2% to 3.5%.  The premium expense charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.
MONTHLY DEDUCTION
We will make Monthly Deductions to collect various charges under your Contract.  We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date.  On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date. (See "PREMIUM ALLOCATIONS AND CREDITING")  The Monthly Deduction consists of:
•	cost of insurance charges;
•	monthly expense charges; and
•	any charges for supplemental and/or rider benefits, as described below.
We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.
Cost of Insurance Charge.  This charge compensates us for the expense of providing insurance coverage.  The charge depends on a number of variables and will vary from Contract to Contract and from month to month.  For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's Age, sex, number of completed Contract Years, Specified Amount, risk class, and other factors.  We currently place Insureds in one of the following classes, based on underwriting:
•	Standard Smoker—available issue ages 15-80
•	Standard Nonsmoker—available issue ages 0-80
•	Preferred Nonsmoker—available issue ages 15-80
We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes.
The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted).  If you have chosen Coverage Option A for your death benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Specified Amount).  (See "HOW YOUR CONTRACT VALUES VARY" for explanation of the factors that affect Contract Value.)  If you have chosen Option B for your death benefit, the net amount at risk generally remains constant.
We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract.  The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables").  The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.
Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract.  We will determine current cost of insurance rates based on our expectations as to future mortality experience.  We may change these rates from time to time.
Cost of insurance rates for an Insured in a nonsmoker standard class are lower than rates for an Insured of the same Age and sex in a smoker standard class.  Cost of insurance rates for an Insured in a nonsmoker or smoker standard class are lower than guaranteed rates for an Insured of the same Age, sex and smoking class in a substandard risk class.
Cost of Insurance Rates for Increases. We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day.  It is based on the Insured's Age, sex, number of completed Contract Years since the date of the increase in Specified Amount, risk class, and other factors.
We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application.  When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase.  If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount.  If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.
We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider.  (See "SUPPLEMENTAL AND/OR RIDER BENEFITS")  In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term contract.  In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.
We determine the net amount at risk associated with a Specified Amount increase by determining the percentage that the Specified Amount increase bears to the Contract's total Specified Amount immediately following the increase.  The resulting percentage is the part of the Contract's total net amount at risk that we attribute to the Specified Amount increase.  We attribute the remaining percentage of the Contract's total net amount at risk to the existing Specified Amount.  (For example, if the Contract's Specified Amount is increased by $100,000 and the total Specified Amount is $250,000, then we attribute 40% of the total net amount at risk to the Specified Amount increase.)  On each Monthly Anniversary Day, the net amount at risk we use to determine the cost of insurance charge associated with the Specified Amount increase is the Contract's total net amount of risk at that time, multiplied by the percentage calculated as described above.  This percentage remains fixed until the Specified Amount is changed.
Monthly Expense Charge.  The monthly expense charge is part of the Monthly Deduction.  We begin deducting the monthly expense charge from the Contract Value as of the Contract Date.  (See "DETERMINATION OF CONTRACT

DATE")  Thereafter, we deduct a monthly expense charge as of each Monthly Anniversary Day.  The monthly expense charge is made up of two parts:
•	a maintenance charge which is a level monthly charge that applies in all years. We guarantee that the maintenance charge will not exceed $6.00.
•	an acquisition charge which is a charge of $20 per Contract Month. This charge applies for the first Contract Year and for 12 months following the effective date of an increase in Specified Amount.
The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account.  Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.
Supplemental and/or Rider Benefit Charges.  These charges are part of the Monthly Deduction and vary by the benefit.
•	Disability Continuance Insurance. We assess a monthly charge per $1,000 of net amount at risk.
•	Disability Premium Benefit Rider. We assess a monthly charge per $1.00 of rider coverage amount.
•	Accidental Death Benefit. We assess a monthly charge per $1,000 of rider coverage amount.
•	Option to Increase Specified Amount. We assess a monthly charge per $1,000 of rider coverage amount.
•	Spouse's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Children's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Other Insured Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Extra Protection. We assess a monthly charge per $1,000 of rider coverage amount.
•	Monthly Benefit Rider. We assess a monthly charge per $100 of rider coverage amount.
•
Acceleration of Death Proceeds/Enhanced Living Benefits Rider.  We assess a monthly charge per $1,000 of net amount at risk multiplied by the Benefit Base divided by the Specified Amount of the Contract per month.

•	Accelerated Death Benefit/Living Benefits Rider. We may assess a $250 processing fee.
•	Accelerated Death Benefit/Terminal Illness Rider. We may assess a $200 processing fee.
•	Maturity Extension Rider. We do not assess a charge for this rider.
DAILY MORTALITY AND EXPENSE RISK CHARGE
We deduct a daily charge from assets in the Subaccounts attributable to the Contracts.  This charge does not apply to Fixed Account assets.  The current charge is at an annual rate of 0.90% of net assets.  We guarantee that this rate will not increase for the duration of a Contract.
The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay death benefits greater than we anticipated.  The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.
We may make a profit from this charge. Any profit may be used to finance distribution expenses.
TRANSFER PROCESSING FEE
The first six transfers during each Contract Year are free. We will assess a $25 transfer processing fee for each additional transfer. For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.
SURRENDER CHARGE
During the first fifteen Contract Years or the fifteen years following an increase in Specified Amount, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered; lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount).  The surrender charge deducted upon a reduction in Specified Amount is calculated as if the amount of the reduction is the amount surrendered.  The surrender charge is the sum of two parts:
•	the deferred sales load; and
•	the deferred administrative expense.
The total surrender charge will not exceed the maximum surrender charge set forth in your Contract.  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  For purposes of calculation surrender charges deducted upon a decrease in Specified Amount due to a partial surrender, we allocate Premiums paid based upon the proportion that the "coverage premium weighting factor" for the initial Specified Amount and each decrease bears to the total "coverage premium weighting factor" for the Contract.  The "coverage premium weighting factor" is a hypothetical level amount that would be payable through the Maturity Date for the benefits provided under the Contract.  (See "CHANGES IN SPECIFIED AMOUNT")  Also, for purposes of calculating the surrender charge, decreases in Specified Amount are taken on a "last-in, first-out" (LIFO) basis.
We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement.  The surrender charge on the date of reinstatement will be the same as it was on the date of lapse.  For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.
Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.  This will depend upon a number of factors, but is more likely if:
•	Premiums paid are equal to or only slightly higher than the Guaranteed Monthly Premium shown in your Contract; or
•	if investment performance of the Subaccounts is too low.
Deferred Sales Load. The purpose of the deferred sales load is to reimburse us for some of the expenses we incur in the distribution of the Contracts.  The maximum deferred sales load is 30% of actual Premiums paid up to a maximum Premium amount shown in the Contract. We base the maximum Premium amount shown in the Contract on the issue age, sex, Specified Amount and smoking and risk class applicable to the Insured.  (See the Appendix for a chart that shows the maximum deferred sales load factor per $1,000 of Specified Amount for male and female smoker and non-smoker Insureds of varying ages in the standard risk class.)  If you increase the Contract's Specified Amount, a separate deferred sales load will apply to the Specified Amount increase, based on the Insured's Age, sex and smoking and risk class at the time of the increase.
The deferred sales load in the first nine years of the surrender charge period is 30% of actual Premiums paid up to the maximum Premium amount shown in the Contract.  After the ninth year of the surrender charge period, the deferred sales load declines until it reaches 0% in the fifteenth year of the surrender charge period.
Deferred Administrative Expense. The deferred administrative expense partially covers the administrative costs of the Contracts as well as other overhead costs connected with our variable life insurance operations.
The Table below shows the deferred administrative expense we deduct if the Contract is completely surrendered, lapses or if the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount) during the first fifteen years of the Contract or during the fifteen years following an increase in Specified Amount.  The deferred administrative expense is a dollar amount per $1,000 of Specified Amount and grades down to zero at the end of fifteen years.
Table of Deferred Administrative Expenses per $1,000 of Specified Amount
End of Year*	Deferred Administrative Expense
1-5	5.00
6	4.50
7	4.00
8	3.50
9	3.00
10	2.50
11	2.00
12	1.50
13	1.00
14	0.50
15	0.00
* End of year means number of completed Contract Years or number of completed years following an increase in Specified Amount.
After the fifth year, we will prorate monthly the deferred administrative expense between years. The charge for the first five years is level.

Example.  Assume that a 35-year old male non-smoker in a risk class of Preferred purchases a Contract with a $100,000 Specified Amount.  He makes annual Premium Payments of $1,000 per year for five Contract Years.  In year five, he surrenders the Contract.
Deferred Sales Load Portion of the Surrender Charge.  The deferred sales load is equal to 30% of actual Premiums paid up to a maximum Premium amount shown in the Contract of $5,040.  This maximum amount can be calculated by multiplying (i) the deferred sales load factor shown in the Appendix for a 35-year old male non-smoker in the Preferred risk class, or 50.40, by (ii) $100,000 (the Specified Amount) divided by $1,000 (since the factors are expressed in amounts per $1,000 of Specified Amount).  Since actual Premiums paid, or $5,000, is less than the maximum Premium amount, $5,040, the deferred sales load charge is 30% of actual Premiums paid, or $1,500.
Deferred Administrative Expense Portion of the Surrender Charge.  The deferred administrative expense is equal to a dollar amount per $1,000 of Specified Amount.  This amount can be calculated by multiplying (i) $5.00 (since the Contract is surrendered in year five), by (ii) $100,000 (the Specified Amount) divided by $1,000 (since the dollar amounts are expressed per $1,000 of Specified Amount).  The result equals $500.
Total Surrender Charge.  The total surrender charge is equal to the sum of the deferred sales load and the deferred administrative expense.  In the above example, the total surrender charge is equal to the sum of (i) the deferred sales load, $1,500, and (ii) the deferred administrative charge, $500, or $2,000.
PARTIAL SURRENDER FEE
We deduct an administrative charge upon a partial surrender.  This charge is the lesser of 2% of the amount surrendered or $25. We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.  You pay this partial surrender fee on any partial surrender.  You also pay a surrender charge as described above if the partial surrender reduces the Specified Amount during the first fifteen years of the Contract or during the fifteen years following an increase in Specified Amount.
NET LOAN INTEREST CHARGE
A net loan interest charge is assessed by crediting a lower rate on amounts held in the Loan Account as collateral than the rate charged on the Loan Balance.  The maximum amount of interest we charge on a loan is 6% annually of the Loan Balance.  The net loan interest charge, which is the difference between the amount charged on any Loan Balance and the amount credited to the Loan Account (4% annually), will not exceed 2%.  Preferred loans are available beginning in the eleventh Contract Year.  We credit 6% annually to amounts held in the Loan Account as collateral for a preferred loan.  Therefore, there is no net loan interest charge for a preferred loan.
FUND EXPENSES
The Funds deduct investment advisory fees and other expenses from Portfolio assets.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  For information about the investment advisory fees and other expenses incurred by the Portfolios, see the "Fee Table" of this Prospectus and the accompanying prospectuses for the Funds.
THE CONTRACT
Effective January 1, 2009, the Contract is no longer offered for sale.
PURCHASING A CONTRACT
The terms of certain features of the Contracts issued in your state may differ from those described in this Prospectus.  The most common differences include the chronic condition trigger that is part of the acceleration of death proceeds/enhanced living benefits rider, and under payments or over payments due to misstatement of Age or sex.  These variations and others are described in the Prospectus and Statement of Additional Information.  In addition, optional riders may not be available in all states.  Your registered representative may also provide you with additional information about state variations.
WHO SHOULD PURCHASE A CONTRACT
The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value.  You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential.  It may not be an advantage to you to replace existing insurance coverage with this Contract.  You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.
APPLYING FOR A CONTRACT
To purchase a Contract, you must complete an application and submit it through an authorized registered representative.  If you are eligible for temporary life insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application.  As long as the initial Premium Payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application.  In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000.  The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and we will return the initial Premium to the applicant.
For coverage under the TIA, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums.  We require only one Guaranteed Monthly Premium for Contracts when Premium Payments will be made under a pre-authorized check payment or combined billing arrangement.  (See "PREMIUMS")
We require satisfactory evidence of the proposed Insured's insurability, which may include a medical examination.  The available issue ages are 0 through 80 on a nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis.  Age is determined on the Contract Date based on the Insured's Age last birthday.  The minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80.  Acceptance of an application depends on our underwriting rules.  We have the right to reject any application.
While the Insured is living, the Owner may name a contingent Owner or a new Owner by Written Notice.  If a contingent Owner has not been named, ownership of the Contract passes to the estate of the last Owner to die.  The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us.  A change in Owner may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
OWNERSHIP
The Insured is the Owner unless otherwise provided in the application.  As Owner, you may exercise every right provided by your contract.  These rights and privileges end at the Insured’s death.
The consent of the Beneficiary is required to exercise these rights if you have not reserved the right to change the Beneficiary.
CHANGES OF OWNERSHIP
You may change the ownership of this Contract while the Insured is alive by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office.  We may require that the Contract be submitted for endorsement to show the change.
Certain federal income tax consequences may apply to a change of ownership.  You should consult with your tax advisor before requesting any changes of ownership.
DETERMINATION OF CONTRACT DATE
In general, when applications are submitted with the required Premium Payment, the Contract Date will be the same as that of the TIA.  For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days.  There are several exceptions to these rules described below.
Contract Date Calculated to be 29th, 30th or 31st of Month
No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month.  When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month.  In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)–Premium with Application
If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval. Combined Billing is a billing where multiple Kansas City Life contracts are billed together.
Government Allotment (GA) and Federal Allotment (FA)
If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval. If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.
Conversions
If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the Premiums for the previous contract are paid. If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which Premiums are paid.
The Contract Date is determined by these guidelines except you may be permitted by state insurance law to backdate the Contract to preserve insurance Age (and receive a lower cost of insurance rate).  In no case may the Contract Date be more than six months prior to the date the application was completed.  We will charge Monthly Deductions from the Contract Date.
If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application.  We will deduct Contract charges as of the Contract Date.
REPLACEMENT OF EXISTING INSURANCE
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new sales charge and surrender charge period.
You should talk to your financial professional or tax adviser about the tax consequences associated with such an exchange, including whether the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.
FREE LOOK RIGHT TO CANCEL CONTRACT
You may cancel your Contract for a refund during your "free‑look" period.  You may also cancel an increase in Specified Amount that you have requested during the "free-look" period for the increase.  The free look period expires on the latest of:
•	10 days after you receive your Contract or for an increase, your adjusted Contract;
•	45 days after your application for either the Contract or the increase in Specified Amount is signed; or
•	10 days after we mail or deliver a cancellation notice.
If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized registered representative who sold it.  Immediately after mailing or delivery within the "free-look" period, the Contract or the increase will be deemed void from the beginning.  If you cancel the Contract, we will refund Premiums paid within seven calendar days after we receive the returned Contract.  (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.)  If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.
For California Owners Age 60 and over, this Contract may be returned within 30 days from the date you received it.  During that 30-day period, your money will be placed in the Federated Hermes Government Money Fund II Subaccount, unless you direct that the Premium be invested in any of the other Subaccounts underlying the Contract during the 30-day period.  If you do not direct that the Premium be invested in any of the Subaccounts other than the Federated Hermes Government Money Fund II Subaccount, and if you return the Contract within the 30-day period, you will be entitled to a refund of the Premium and Contract fees.  If you direct that the Premium be invested in any of the Subaccounts other than the Federated Hermes Government Money Fund II Subaccount during the 30-day period, and if you return the Contract during that period, you will be entitled to a refund of the Contract Value on the day the Contract is received by Kansas City Life Insurance Company or the registered representative who sold you the Contract, which could be less than the Premium you paid for the Contract.  A return of the Contract after 30 days may result in a substantial penalty, known as a surrender charge.
ALLOCATIONS AND TRANSFERS
PREMIUM ALLOCATIONS AND CREDITING
In the Contract application, you select how we will allocate Premiums (less premium expense charges) among the Subaccounts and the Fixed Account.  The sum of your allocations must equal 100%.  We may limit the number of Subaccounts to which you allocate Premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You may change the allocation percentages at any time by sending Written Notice.  You may make changes in your allocation by telephone, facsimile and electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The change will apply to the Premium Payments received with or after receipt of your notice.
On the Allocation Date, we will allocate the initial Premium to the Federated Hermes Government Money Fund II Subaccount.  If we receive any additional Premiums before the Reallocation Date, we will also allocate these Premiums to the Federated Hermes Government Money Fund II Subaccount.
On the Reallocation Date we will allocate the amount in the Federated Hermes Government Money Fund II Subaccount as directed in your application.
We will credit Premiums received on or after the Reallocation Date as directed by you.  The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting.  Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Subaccount Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a Premium Payment after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.
We will not credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium Payment.  If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.
We may be delayed in processing your Contract application and/or Premiums due to submission delays by your registered representative.  We will not apply any Premium until we have received the Contract application and/or Premium from your registered representative.
TRANSFER PRIVILEGE
After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:
•
beginning May 1, 2015, we will no longer allow transfers to the American Century VP Mid Cap Value Fund Subaccount subject to the following exception.  If you are invested in the American Century VP Mid Cap Value Fund Subaccount on May 1, 2015, you may continue to allocate premium payments and transfer amounts from the other Subaccounts and the Fixed Account to that Subaccount;

•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we allow only one transfer each Contract Year from the Fixed Account;
•
the amount transferred from the Fixed Account may not exceed the greatest of:  25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount), or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less).

•	we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer.  We will deduct the processing fee from the remaining Contract Value.
We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.
Frequent Transfers Among Subaccounts.  Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.
If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:
•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request, signed by the Owner, be provided to us at our Home Office.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.
In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary: to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.
The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.
Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because of frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.
DOLLAR COST AVERAGING PLAN
The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If elected, it enables you to automatically transfer amounts from the Federated Hermes Government Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.
Transfers under this plan occur on a monthly basis for a period you choose, ranging from three to 36 months.  To participate in the plan you must transfer at least $250 from the Federated Hermes Government Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Hermes Government Money Fund II Subaccount through initial or subsequent Premium Payments or by transferring amounts into the Federated Hermes Government Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.
You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  You may make changes in dollar cost averaging by telephone, facsimile and electronic mail if you have provided proper authorization.
Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request.  Once elected, we will process transfers from the Federated Hermes Government Money Fund II monthly until:
•	we have completed the designated number of transfers;
•	the value of the Federated Hermes Government Money Fund II Subaccount is completely depleted; or
•	you send Written Notice instructing us to cancel the monthly transfers.
Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We may cancel this feature at any time with notice to you.  We do not impose a charge for participation in this plan.

PORTFOLIO REBALANCING PLAN
The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.
The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions.  If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.
The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.
You may elect this plan at the time of application by completing the authorization on the application.  You may also elect it after the Contract is issued by completing the election form.  You may make changes in portfolio rebalancing by telephone, facsimile and electronic mail if you have provided proper authorization.  Portfolio rebalancing will terminate when:
•	you request any transfer unless you authorize a change in allocation at that time; or
•	the day we receive Written Notice instructing us to cancel the plan.
If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.  We may cancel the Portfolio Rebalancing Plan at any time with notice to you.  We do not impose a charge for participation in this plan.
CHANGES IN THE CONTRACT OR BENEFITS
Upon notice to you, we may modify the Contract. We can only do so if such modification is necessary to:
•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject;
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts;
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.
We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.
SUPPLEMENTAL AND/OR RIDER BENEFITS
The following supplemental and/or rider benefits are currently available and may be added to your Contract.  We will deduct any monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  All of these riders may not be available in all states.  The Company may change or stop offering a supplemental and/or rider benefit at any time before it is elected.
The death benefit options provide protection in the event of a market downturn.   However, there are additional costs associated with certain of the supplemental and/or rider benefits that supplement the death benefit options.  Those costs can limit the Contract’s participation in rising equity markets.  Please consult your financial professional.
Disability Continuance of Insurance (DCOI)
Issue ages: 15‑55, renewal through Age 59
This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured. DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.

Disability Premium Benefit Rider (DPB)
Issue ages:  15-55, renewal through Age 59
This rider provides for the payment of the disability premium benefit amount as Premium to the Contract during a period of total disability of the Insured.  The DPB benefit amount is a monthly amount that you request. DPB benefits become payable after the Insured’s total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.
Accidental Death Benefit (ADB)
Issue ages:  5-60
This rider provides for the payment of an additional amount of insurance in the event of accidental death.  The rider terminates when the Insured attains Age 70.
Option to Increase Specified Amount (Assured Insurability - AI)
Issue ages:  0-38
This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured.  These increases may occur on regular option dates or alternate option dates.  See the rider Contract for the specific dates.  Increasing the Contract’s Specified Amount may have tax consequences.  You should consult a tax adviser before doing so.
Spouse's Term Insurance (STI)
Issue ages:  15-50 (Spouse's age)
This rider provides decreasing term insurance on the Insured's spouse.  The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased.  The amount of insurance per unit of coverage is based on the Insured Spouse's attained age.  A table specifying the amount of insurance per unit of coverage is in the rider contract.
Children's Term Insurance (CTI)
Issue ages:  14 Days - 17 Years (Children's ages)
This rider provides level term insurance on each Insured Child.  This term insurance continues until the Contract Anniversary on which the Insured Child's attained Age is 25.  The rider expires on the Contract Anniversary on which the Insured is Age 65.
Other Insured Term Insurance (OI)
Issue ages:  0-65 (Other Insured's age)
This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children.  The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is age 95 unless an earlier date is requested.  The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.
Extra Protection (EXP)
Issue ages:  0-80
This rider provides level yearly renewable term coverage on the Insured.  The coverage expires at the Contract Anniversary on which the Insured is Age 95 unless an earlier date is requested.
Maturity Extension Rider (MER)
Issue ages:  No restrictions

This rider provides the Contract Owner with the option to delay the Maturity Date of the Contract by 20 years.  The tax consequences of extending the Maturity Date of the Contract beyond the 100th birthday of the Insured are uncertain.  You should consult a tax adviser as to such consequences.
Monthly Benefit Rider (MBR)
Issue ages: 20-55
This rider pays a monthly benefit at the death of the Insured.  The Monthly Benefit is in addition to the death benefit payable under the base Contract.  The Monthly Benefit Amount increases annually by 3% while the Insured is alive (although a level benefit amount option is available).  At death, the benefit amount then in force is frozen and is payable each month until the point in time specified in the policy.  The coverage expires at the date shown in the policy.
Accelerated Death Benefit/Living Benefits Rider (LBR)
Effective January 1, 2019, the LBR can no longer be added to inforce contracts.
Issue ages:  No restrictions
This rider provides you with the opportunity to receive an accelerated payment of all or part of the Contract’s death benefit (adjusted to reflect present value and a processing fee).  The rider provides two accelerated payment options:
Terminal Illness Option.  This option will be available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less.  When satisfactory evidence is provided, which includes a certification by a licensed physician, we will provide an accelerated payment of the portion of the death benefit you select as an accelerated death benefit.  For each $1,000 of benefit base, the monthly payment will be at least $85.21, which assumes annual interest of 5%.  You may elect to receive monthly payments or a single lump sum payment of equivalent value.  If the Insured dies before we have made all the payments, we will pay the Beneficiary in one sum the present value of the remaining payments, calculated at the interest rate we used to determine those payments.
Nursing Home Option.  This option will be available if:
•	the Insured is receiving care in an eligible nursing home and has received such care continuously for the preceding six months; and
•	we receive certification by a licensed physician that the Insured is expected to remain in the nursing home until death.
An eligible nursing home is an institution or special nursing unit of a hospital which meets at least one of the following requirements:
•	Medicare approved as a provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled, intermediate, or custodial nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse (RN) or licensed practical nurse (LPN);
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.
Institutions which primarily provide residential facilities do not qualify as eligible nursing homes.
For each $1,000 of benefit base, the monthly payment will be at least the minimum amount shown in the table below:

Attained Age of Insured	Payment Period In Years	Minimum Monthly Payment for each $1,000 of Benefit Base
64 and under	10	$10.50
65-67	8	$12.56
68-70	7	$14.02
71-73	6	$15.99
74-77	5	$18.74
78 – 81	4	$22.89
82 – 86	3	$29.80
87 and over	2	$43.64

With our consent, you may elect a longer payment period than shown in the table.  If you do, we will reduce the monthly payments so that the present value of the monthly payments for the longer period is equal to the present value of the payments for the period shown in the table, calculated at an annual interest rate of at least 5%. We reserve the right to set a maximum monthly benefit of $5,000.  If you do not wish to receive monthly payments, you may elect to receive a single sum of equivalent value.
Available Proceeds.  The available Death Proceeds is the amount of Proceeds available to be paid out under this rider.  That amount is equal to the Death Proceeds payable under the Contract at the death of the Insured, adjusted for any Contract Indebtedness.  The amount excludes any term insurance from supplementary benefits or riders.  You may elect to use all or part of your available Death Proceeds under this rider, so long as the remaining available Proceeds under your Contract equal at least $25,000.  We reserve the right to limit the amount of available Death Proceeds you place under this rider to $50,000.
We use the amount of available Proceeds you elect to place under this rider to determine the benefit base.  The benefit base is the value we use to calculate the monthly benefit payable.  We will adjust the benefit base to account for a reduced life expectancy that recognizes the Insured’s eligibility for the benefit.  In addition, we will consider, when applicable: (i) expected future Premiums; (ii) continued reduction in guaranteed charges; (iii) continued payment of any excess interest credited on values; and (iv) an expense charge of up to $250 for payment of the accelerated death benefit proceeds (we may waive this charge).  The benefit base for monthly payments under the rider will at least equal the Cash Surrender Value of the Contract multiplied by the percentage of available Proceeds placed under the option of the Accelerated Death Benefit/Living Benefits Rider you elect.
Effect on your Contract.  If you use only a portion of your available Proceeds under the rider, your Contract will remain in force.  We will reduce Premiums, values, and the amount of insurance in the same proportion as the reduction in available Proceeds.  Term insurance amounts provided by the supplement benefits or riders will not be affected.
If you use all of your available Proceeds under this rider, all other benefits under the Contract based on the Insured’s life will end.
Conditions.  Your right to receive payment under the terminal illness option or the nursing home option is conditioned on the following:
• your Contract must be in force and not have entered the Contract's Grace Period;
• you must elect this option in writing in a form that meets our requirements;
• your Contract cannot be assigned except to us as security for a loan; and
• we may require you to send us the Contract.
You are not eligible for this benefit if you are required by law to exercise this option (i) to satisfy the claims of creditors, whether in bankruptcy or otherwise, or (ii) to apply for, obtain, or retain a government benefit or entitlement.
Termination.  This rider terminates the earliest of:
• the date the Contract terminates for any reason;
• the date you cancel this rider;
• the date your Contract matures; or
• the date you exercise a Paid-up Insurance benefit option, if any, in the Contract.

Adding the LBR to your Contract or electing to receive benefits under the LBR may have adverse tax consequences.  You should consult a tax adviser before adding the LBR to your Contract or electing to receive benefits under the LBR, and to determine what, if any, portion of the benefits received under the LBR may be excludible from income for tax purposes.
If you add the LBR, you cannot add the Acceleration of Death Proceeds/Enhanced Living Benefits Rider (ELB) or the Accelerated Death Benefit/Terminal Illness Rider (TIR).
There is no monthly charge for this rider, but we may assess a $250 processing fee.
Acceleration of Death Proceeds/Enhanced Living Benefits Rider (ELB)
Effective January 1, 2019, the ELB can no longer be added to inforce contracts.
Issue ages:  20 – 80
This rider provides for payment of a portion of the Contract Death Proceeds prior to the death of the Insured.  In addition to whatever medical underwriting is required for the issuance of the Contract, full medical underwriting is required for the ELB rider.  The rider benefit is available to be paid to the Owner if the Insured qualifies for benefits under either, or both, of 2 triggers: (1) a confinement trigger that requires treatment in a qualified long term care facility continuously for 90 days, or (2) a chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL) continuously for 90 days and requires the Insured to qualify as receiving care as defined in the ELB rider.  Payments may be made under both triggers concurrently if the Insured qualifies under both triggers.  The chronic condition trigger is not available in Hawaii, Kansas, North Carolina, and Utah.  In Oregon, the chronic condition trigger may be elected only if the Insured requires substantial supervision to protect the Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ELB rider.
More specifically, you may elect the confinement trigger if:
•
the Insured is currently, and has been continuously for the preceding 90 days, confined in an eligible nursing home.  The term "confined" requires that the Insured be residing in and receiving care in the eligible nursing home.  An "eligible nursing home" is an institution or special nursing unit of a hospital that meets at least one of the following requirements:

•	approved as a Medicare provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all of the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled or intermediate nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse or licensed practical nurse;
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.
Institutions that primarily provide residential facilities do not qualify as Eligible Nursing Homes; and
•	the Insured’s confinement must be due to medical reasons that are verified by a licensed physician, as defined in the ELB rider.
You may elect the chronic trigger if the Insured has been certified within the last 12 months as having a condition resulting in:
•	being permanently unable to perform, without substantial assistance from another individual, at least two activities of daily living due to a loss of functional capacity (not applicable in Oregon); or
•	requiring substantial supervision to protect such Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ELB rider.
To qualify for a chronic condition, the Insured must be receiving health care assistance, as defined in the ELB rider, at least two times a week.
The activities of daily living are:

•	Bathing – Washing oneself by sponge bath or in either a tub or shower, including the task of getting into and out of the tub or shower.
•
Continence – The ability to maintain control of bowel and bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

• Dressing – Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
• Eating – Feeding oneself by getting food into the body from a receptacle or by a feeding tube or intravenously.
• Toileting – Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
• Transferring – Moving into or out of a bed, chair or wheelchair.
There are five conditions associated with your right to receive payment under the ELB rider.  First, you must elect a trigger in writing and provide initial and ongoing evidence of qualification in a form acceptable to us.  Acceptable forms include copies of physician medical records and all recent hospitalizations records supporting the diagnosis of your medical condition.  Second, your Contract must be in force and not be in the Grace Period.  Third, we must receive the approval of any assignee or irrevocable Beneficiary under your Contract.  Fourth, we have the right to seek a second medical opinion as to a chronic condition the Insured may have or the medical necessity of nursing home confinement.  We will pay for any second medical opinion we seek.  Fifth, we will only make the accelerated death benefit proceeds available to you on a voluntary basis.  Accordingly, you are not eligible for this benefit if (i) you are required by law to exercise this option to satisfy the claims of creditors, whether in bankruptcy or otherwise, and (ii) you are required by a government agency to exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.
You may elect to receive benefit payments monthly or in a lump sum.
The monthly benefit payment and lump sum payable for each trigger are set at issue and shown on the contract data page.  These amounts are the maximum payout amounts when the Insured qualifies for benefits.  The Benefit Base is shown on the contract data page and is the maximum total payout amount for this rider.  The Benefit Base, however, may not cover all of the Insured’s long-term expenses during the payout period.  Please note that the total accelerated death benefits payable under all contracts or riders on the life a single Insured can never exceed $350,000 regardless of the number or sizes of the contracts or riders in force. For ELB riders issued on or after May 29, 2012 and subject to state approval, the total accelerated death benefits payable under all contracts or riders on the life a single Insured can never exceed $500,000 regardless of the number or sizes of the contracts or riders in force.  In addition to the ELB rider, riders that pay accelerated death benefits include the Accelerated Death Benefit/Terminal Illness Rider and the Accelerated Death Benefit/Living Benefits Rider.
Changes in your Contract’s Specified Amount may affect the Benefit Base.  If you reduce your Specified Amount while the rider is in force, we may reduce the Benefit Base under the ELB rider.  Automatic periodic increases in Specified Amount will increase the Benefit Base by the same percentage as the increase in the Specified Amount, up to maximum Benefit Base.  The Maximum Accelerated Benefit Amount is the least of the Benefit Base, 90% of the Specified Amount of the Contract, and $350,000.  The Benefit Base cannot ever exceed the lesser of 90% of the Specified Amount of the Contract and $350,000.  For ELB riders issued on or after May 29, 2012 and subject to state approval, the Maximum Accelerated Benefit Amount is the least of the Benefit Base, 90% of the Specified Amount of the Contract, and $500,000 and the Benefit Base cannot ever exceed the lesser of 90% of the Specified Amount of the Contract and $500,000.
We will assess a monthly charge for the ELB rider.  The cost of insurance rates for the ELB rider will not exceed the rates shown in the Table of Guaranteed Maximum Monthly Cost of Acceleration of Death Proceeds Rates per $1,000 found in the rider.  The cost of insurance rate multiplied by the Benefit Base divided by the Specified Amount of the Contract is added to the Insured’s cost of insurance rate for the Contract.  The cost of insurance rates for the ELB rider vary based on the Insured’s Age and gender.  We will continue to assess the monthly charge for the ELB rider during any period we make benefit payments under the rider.
If you elect the ELB rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Contract Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.
This rider has an elimination period.  That is, both the confinement and the chronic condition triggers require the corresponding condition to be met for 90 continuous days before monthly benefit payments will be made.  After the elimination period and the requirements of the rider have been satisfied, monthly benefit payments can begin or the lump sum payment may be elected.  If the death benefit option on your Contract is Option B when benefits become payable, we will automatically change the death benefit option to Option A.  The new Option A Specified Amount will be the Specified Amount as described in the Contract’s option change provision.  The ELB rider will not cover the Insured’s expenses during the elimination period.
If your Contract has an outstanding Loan Balance at the time benefits are paid, we will deduct a portion from the benefit payment to reduce the Loan Balance.  We consider the amount deducted from the benefit payment to be applied to the loan to be part of the benefit payment.
The monthly benefit payments will stop at the request of the Owner, when the Insured is no longer eligible to receive benefits under this rider, the date the maximum accelerated benefit amount is paid, the date the Contract terminates or matures, or the date you exercise a Paid-up Insurance Benefit option, if any, in the Contract.
A permanent lien will be placed on the Contract when benefits are paid.  The lien equals the total of the accelerated death benefit payments made, including any amounts used to repay a Contract loan.  On the date the lien is exercised, we will reduce (i) the Specified Amount by the amount of the lien, (ii) your Contract Value by an amount equal to the lien multiplied by the ratio of Contract Value to the Specified Amount of the Contract, (iii) the Benefit Base by the amount of the lien, and (iv) the surrender charges in proportion to the reduction in Specified Amount.  Thus, payments under the ELB rider will reduce the amount available on death, maturity, or surrender of the Contract.  After the lien is exercised, there will be no further lien against the Contract.
You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day or on the next following Monthly Anniversary Day we receive your Written Request.  Accelerated death benefit payments under the ELB rider may adversely affect your eligibility for public assistance programs such as medical assistance (Medicaid) or other government benefits.
Adding the ELB rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.
Under some circumstances, the benefits you receive under the ELB rider may be excludible in whole or in part from your income for Federal tax purposes.  In some cases, in order to exclude benefits under the ELB rider from income, it may be necessary to obtain a certification by a physician that the Insured has an illness or physical condition which can reasonably be expected to result in death within 24 months or less after the date of certification, or by a licensed health care practitioner that the Insured is chronically ill.  The rules governing the requirements for exclusion and the extent of the exclusion are quite complex and you should consult a tax adviser before requesting benefits under the ELB rider to determine whether and to what extent they may be excludible from income.
You should consult a tax adviser before adding the ELB rider to your Contract or electing to receive benefits under the ELB rider, and to determine what, if any, portion of benefits received under the ELB rider may be excludible from income for tax purposes.
Your rider contains more information about the ELB.  Please read it carefully.
The contract does not pay or reimburse expenses incurred for services or items that are reimbursable under title XVIII of the Social Security Act or would be so reimbursable but for the application of a deductible or coinsurance amount.
If you add the ELB, you cannot add the LBR.
Example:
Insured John Doe has a Specified Amount of $250,000 with a Benefit Base amount of $200,000.  The current Contract Value is $90,000 and the current outstanding Loan Balance is $10,000.
The Insured has submitted a claim based on the chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL).  The request is for $2,000 a month for 100-month payment period.  A Lien Amount of $200,000 is placed on the Contract.
After the lien is applied as stated in the rider contract, the Benefit Base is $0, the Specified Amount is $50,000, the Contract Value is $18,000, and the Loan Balance is $2,000.

Current Contract Values	Specified Amount	$250,000
	Benefit Base	$200,000
	Contract Value	$90,000
	Loan Balance	$10,000
Accelerated Death Benefit Values	Payment Amount	$2,000
	Claim Type	Monthly
	Payment period	100 months
	Lien Amount	$200,000
Adjusted Contract Values	Specified Amount	$50,000
	Benefit Base	$0
	Contract Value	$18,000
	Loan Balance	$2,000
Accelerated Death Benefit/Terminal Illness Rider (TIR)
Effective January 1, 2019, the TIR can no longer be added to inforce contracts.
Issue ages: No restrictions
This rider will pay the accelerated death benefit payment amount if the Insured is diagnosed, as having a terminal illness by a physician after the effective date and while this rider is in force.  A terminal illness is defined as any non-correctable medical condition, which, in the physician’s best medical judgment, will result in the Insured’s death within twelve months from the date of the physician’s certification.  Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.  You should consult a tax adviser before adding the rider to your Contract or electing to receive benefits under the rider.
The accelerated death benefit is the amount you request when you submit a claim under this rider.  The maximum benefit is 50% of the Specified Amount of your Contract at the time you submit your request.  We reserve the right to require the following:
•	that the minimum benefit amount be 10% of the Specified Amount in your Contract;
•	that the accelerated death benefit not exceed $250,000; and
•	that the remaining Specified Amount (after adjustments) in your Contract be at least $10,000.
The amount we pay under this benefit is equal to the accelerated death benefit less:
•	a $200 processing fee (we may waive this fee);
•	an interest charge; and
•	any loan repayment amount.
The interest charge is equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.
The loan repayment amount equals the outstanding loan at the time the claim is paid times the accelerated death benefit percentage.  The accelerated death benefit percentage varies with your death benefit Coverage Option.
For Contracts with death benefit Coverage Option A, the accelerated death benefit percentage is equal to B divided by C.  For Contracts with death benefit Coverage Option B, the accelerated death benefit percentage is equal to B divided by the sum of C and D.  For purposes of calculating the accelerated death benefit percentage:
"B" is the accelerated death benefit;
"C" is your Contract’s Specified Amount at the time we pay the accelerated death benefit; and
"D" is your Contract Value at the time we pay the accelerated death benefit.
You may only elect the accelerated death benefit one time.  Irrevocable beneficiaries must consent in writing to the payment of accelerated death benefit.  We reserve the right to require that any assignee or credit Beneficiary consent in writing to payment of the accelerated death benefit.

If we pay the accelerated death benefit, your Contract’s Specified Amount, Contract Value and surrender charges, if any, will be reduced by the amount of the accelerated death benefit percentage.
You may claim the accelerated death benefit by forwarding to us a completed claim form, executed by you, and a physician’s certification satisfactory to us.  We may request additional medical information, and may require that the Insured be examined by a physician of our choice and at our expense.
The Accelerated Death Benefit/Terminal Illness rider will terminate on the earliest of:
•	the date your Contract terminates;
•	the date we pay an accelerated death benefit;
•	the date you cancel this rider; or
•	the date your Contract matures.
Example:
Insured John Doe has a Specified Amount of $100,000 (Coverage Option A) with an outstanding loan amount of $1,000 for a death benefit amount of $99,000.  The Insured has submitted a claim for an accelerated death benefit of $50,000.  The accelerated death benefit is $46,669.81 after the deduction of a $2,830.19 interest charge and a $500.00 loan repayment amount.
After the accelerated death benefit is paid, the Specified Amount is $50,000, the Contract Value is $1,000, the Loan Balance is $500, the remaining surrender charge is $375, and the remaining death benefit is $49,500.
Current Contract Values	Specified Amount	$100,000
	Outstanding Contract Loan	$1,000
	Contract Value	$2,000
	Surrender Charge	$750
	Death Benefit	$99,000
Accelerated Death Benefit Values	Accelerated Death Benefit	$50,000
	Accelerated Death Benefit Percentage	50.00%
	Interest Charge	$2,830.19
	Processing Fee	NA
	Loan Repayment Amount	$500
	Accelerated Death Benefit Payment	$46,669.81
Adjusted Contract Values	Specified Amount	$50,000
	Outstanding Contract Loan	$500
	Contract Value	$1,000
	Surrender Charge	$375
	Death Benefit	$49,500

You should know that adding or electing to use the Accelerated Death Benefit/Terminal Illness Rider could have adverse tax consequences.  You should consult a tax adviser before adding or electing to receive this benefit.  (See "TAX CONSIDERATIONS")
If you add the TIR, you cannot add the LBR.
There is no monthly charge for this rider, but we may assess a $200 processing fee.
ADDITIONAL SUPPLEMENTAL AND/OR RIDER BENEFITS
The Other Insured Term Insurance and Extra Protection riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount.  However, you should be aware that the cost of insurance charges and surrender charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.
The Other Insured rider has one risk class for nonsmokers and one risk class for smokers.  The nonsmoker cost of insurance rates for this rider is generally between the Contract's preferred and standard nonsmoker rates.  The smoker cost of insurance rates is near the Contract's smoker rates.  The cost of insurance rates for the Extra Protection Rider is generally lower than the Contract's rates.  In addition, since the term insurance riders do not have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum surrender charge than a Contract with the same amount of insurance coverage provided solely by the Specified

Amount.  In addition, registered representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract's Specified Amount.
Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs.  Consult your registered representative for further information.
Additional rules and limits apply to these supplemental and/or rider benefits.  Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available.  Please ask your registered representative for further information or contact the Home Office.
The available issue ages are 0 through 80 on a nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis.  Age is determined on the Contract Date based on the Insured's Age last birthday.  The minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80.  Acceptance of an application depends on our underwriting rules. We have the right to reject any application.
PREMIUM PAYMENTS
PREMIUMS
The Contract is flexible with regard to the amount of Premiums you pay.  When we issue the Contract we will set a Planned Premium amount.  This amount is only an indication of your preference in making Premium Payments.  You may make additional Unscheduled Premiums at any time while the Contract is in force.  We have the right to limit the number (except in Texas) and amount of such Premiums.  There are requirements regarding the minimum and maximum Premium amounts that you can pay.
We deduct a premium expense charge from all Premiums prior to allocating them to your Contract.  (See "CHARGES AND DEDUCTIONS")
Minimum Premium Amounts.  The minimum initial Premium Payment required is the least amount for which we will issue a Contract.  This amount depends on a number of factors.  These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premium Payments you propose to make.  (See "PLANNED PREMIUM PAYMENTS")  Consult your registered representative for information about the initial Premium required for the coverage you desire.
Each Premium after the initial Premium must be at least $25.
Maximum Premium Information.  Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium Payment exceeds this limit and will cause the Contract to violate the definition of insurance.  You may choose to take a refund of the portion of the Premium that we determine is in excess of the Premium limitations or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance.  Modifying the Contract may require evidence of insurability.  (See "TAX CONSIDERATIONS")
Your Contract may become a modified endowment contract if Premium Payments exceed the "7-Pay Test" as set forth in the Internal Revenue Code.  We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract.  (See "TAX CONSIDERATIONS")
We reserve the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums.  (See "ALLOCATIONS AND TRANSFERS")
General Premium Information.  We will not accept Premium Payments after the Maturity Date.  You must make Premium Payments by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable.  You must clearly mark a loan repayment as such or we will credit it as a Premium.
If mandated under applicable law, we may be required to reject a Premium Payment.
Planned Premium Payments. When applying for a Contract, you select a plan for paying Premiums.  Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse.  Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse.  You may elect to pay level Premiums quarterly, semi-annually or annually.  You may also arrange to pay Planned Premium Payments on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay Premiums in accordance with your plan.  You can pay more or less than planned or skip a Planned Premium Payment entirely.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE" and "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")  Subject to the minimum and maximum limits described above, you can change the amount and frequency of planned Premiums Payments at any time.
Guaranteed Payment Period and Guaranteed Monthly Premium.  During the Guaranteed Payment Period we guarantee that your Contract will not lapse if your Premium Payments are in line with the Guaranteed Monthly Premium requirement.  For this guarantee to apply the total Premiums must be at least equal to the sum of:
•	the amount of accumulated Guaranteed Monthly Premiums in effect; and
•	additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.
The Guaranteed Payment Period applies for ten years after the Contract Date and ten years after the effective date of an increase in the Specified Amount.  The Contract shows the Guaranteed Monthly Premium.
The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue age, and sex.  In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and supplemental and/or rider benefits.  If you make a change to your Contract, we will:
•	recalculate the Guaranteed Monthly Premium;
•	notify you of the new Guaranteed Monthly Premium; and
•	amend your Contract to reflect the change.
Premium Payments Upon Increase in Specified Amount.  A new Guaranteed Payment Period begins on the effective date of an increase in Specified Amount. We will notify you of the new Guaranteed Monthly Premium for this period. Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to make an additional Premium Payment or change the amount of Planned Premium Payments.  (See "CHANGES IN SPECIFIED AMOUNT")

PREMIUM PAYMENTS TO PREVENT LAPSE
Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your Contract from terminating.  The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:
During the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if: there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and the Premiums paid are less than required to guarantee lapse will not occur during the Guaranteed Payment Period.  (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")
After the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction.  To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.  You must make this payment before the end of the Grace Period.
If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:
•	the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
•	enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.
Grace Period. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force. We will send you notice of the amount required to be paid.  The Grace Period is 61 days and starts when we send the notice. Your Contract remains in force during the Grace Period.  If the Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deductions due.  (See "AMOUNT OF DEATH PROCEEDS")  If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned.  (See "REINSTATEMENT")

In general, the grace period under your Policy is 61 days and your Policy will lapse or terminate without value if you do not pay sufficient premium before the end of the grace period to keep your Policy inforce. However, if your Policy enters the grace period after March 1, 2020, the state in which your Policy was issued or delivered may require a longer grace period, allow for the deferral of premium payments or impose restrictions against Policy lapse or termination in recognition of financial challenges posed by the current public health (COVID-19) crisis. Some states may also impose restrictions against Policy lapse or termination during the COVID-19 crisis where the Policy entered the grace period prior to March 1, 2020.  Additional extensions of your Policy's grace period, deferrals of premium payments and restrictions on Policy lapse may apply in the future but are not guaranteed. Please contact the Company at 1-800-616-3670 for further information.

HOW YOUR CONTRACT VALUES VARY
Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value.  Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value.  If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE," "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM" and "GRACE PERIOD")
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT
We may credit a bonus on amounts in the Variable Account beginning in the 11th Contract Year.  We will credit any bonus on each Monthly Anniversary Day.  The monthly bonus equals 0.0375% (0.45% on an annualized basis) of the Contract Value in each Subaccount at the end of each Contract Month. We do not guarantee that we will credit the bonus.
DETERMINING THE CONTRACT VALUE
On the Allocation Date the Contract Value is equal to the initial Premium less the premium expense charge and the Monthly Deductions.  On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value).  The Contract Value will vary to reflect the following:
•	Premiums paid;
•	performance of the selected Subaccounts;
•	interest credited on amounts allocated to the Fixed Account;
•	interest credited on amounts in the Loan Account;
•	charges assessed under the Contract;
•	transfers;
•	partial surrenders;
•	loans and loan repayments; and
•	any bonuses paid on the Monthly Anniversary Day
Subaccount Values.  When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount.  The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Accumulation Unit value for the Valuation Day when the allocation is made.
The number of Accumulation Units we credit to a Subaccount will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount.  The number of Accumulation Units credited to a Subaccount will decrease when:
•	we take the allocated portion of the Monthly Deduction from the Subaccount;
•	you make a loan;
•	you transfer an amount from the Subaccount; or
•	you take a partial surrender (including the partial surrender fee) from the Subaccount.
Accumulation Unit Values.  Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio.  It may increase or decrease from one Valuation Day to the next.  We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.

Net Investment Factor.  The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next.  It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.
Fixed Account Value.  On any Valuation Day, the Fixed Account Value of a Contract is the total of:
•	all Premiums allocated to the Fixed Account; plus
•	any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus
•	interest credited on such Premiums and amounts transferred; less
•	the amount of any transfers from the Fixed Account; less
•	the amount of any partial surrenders (including the partial surrender fee) taken from the Fixed Account; less
•	the pro-rata portion of the Monthly Deduction deducted from the Fixed Account.
Loan Account Value.  On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:
•	amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
•	amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as Indebtedness is repaid.
CASH SURRENDER VALUE
The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract.  We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts.  The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender charges and any Indebtedness.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE" and "MATURITY BENEFIT")
COMPANY HOLIDAYS
We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.
DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT
As long as the Contract remains in force, upon receipt at the Home Office of satisfactory proof of the Insured's death, we will pay the Death Proceeds as provided in the Designation of Death Benefit Payout Endorsement.  If the Contract does not include the endorsement, we must receive written direction from each eligible recipient of the Death Proceeds regarding how to make the death benefit payment as well as any other required document, form or information.  We may require return of the Contract.  We will pay the Death Proceeds in a lump sum, or if you prefer, under a payment option.  (See "PAYMENT OF PROCEEDS" and "PAYMENT OPTIONS")  We will pay the Death Proceeds to the Beneficiary.  (See "SELECTING AND CHANGING THE BENEFICIARY")
AMOUNT OF DEATH PROCEEDS
The Death Proceeds are equal to the following:
•	the death benefit under the Coverage Option selected calculated on the date of the Insured's death; plus
•	any supplemental and/or rider benefits; minus
•	any Indebtedness on that date; minus
•	any past due Monthly Deductions if the date of death occurred during a Grace Period.
Under certain circumstances, the amount of the death benefit may be further adjusted or the death benefit may not be payable.
If part or all of the death benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured's death to the date of payment.

COVERAGE OPTIONS
You may choose one of two Coverage Options, which will be used to determine the death benefit:
•
Option A:  death benefit is the Specified Amount.  Option A generally provides a level death benefit unless performance is very favorable and the applicable corridor percentage calculation (described below) becomes applicable.  The death benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.

•
Option B:  death benefit is at least equal to the Specified Amount plus the Contract Value on the date of death.  Thus, the death benefit will vary directly with the investment performance of the Contract Value.

Under both Options A and B we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code.  To apply this calculation, we multiply the applicable percentage by the Contract Value on the date of death. If the resulting amount is greater than the amount provided under the Coverage Option, the death benefit is equal to this greater amount.  The "applicable percentage" is 250% when the Insured is Age 40 or less.  The percentage decreases each year after Age 40 to 100% when the Insured has attained Age 95.
INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION
The initial Specified Amount is set at the time the Contract is issued.  You select the Coverage Option when you apply for the Contract.  You may change the Specified Amount and Coverage Option, as discussed below.
CHANGES IN COVERAGE OPTION
We reserve the right to require that no change in Coverage Option occur during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period.  After any change, we require the Specified Amount to be at least $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80.  The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request. We may require satisfactory evidence of insurability.
When you make a change from Option A to Option B, the Specified Amount after the change is effective will be equal to the Specified Amount before the change.  The death benefit will increase by the amount of the Contract Value on the effective date of the change.  When you make a change from Option B to Option A, the Specified Amount after the change will be equal to the Specified Amount before the change is effected plus the Contract Value on the effective date of the change.  We may require satisfactory evidence of insurability.
A change in Coverage Option may have tax consequences.  (See "TAX CONSIDERATIONS")  You should consult a tax adviser before changing the Coverage Option.
CHANGES IN SPECIFIED AMOUNT
You may increase or decrease the Specified Amount.  We may require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make only one change every twelve Contract Months.  If a change in the Specified Amount results in total Premiums paid exceeding the Premium limitations set out under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such Premium in excess of the limitations.  We will make such a refund after the next Monthly Anniversary.
A change in Specified Amount may have tax consequences.  (See "TAX CONSIDERATIONS")  You should consult a tax adviser before changing the Coverage Option.
Decreases.  We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at Ages 0-49 and $50,000 for Contracts that were issued at Ages 50-80.  A decrease in Specified Amount will be effective on the Monthly Anniversary Day on or next following the day we receive your Written Notice.
Decreasing the Specified Amount may decrease monthly cost of insurance charges.  However, a surrender charge will apply if the Specified Amount is decreased.  (See "SURRENDER CHARGE")
We reserve the right to decline a requested decrease in the Specified Amount in the following circumstances:
•	to help ensure compliance with the guideline premium limitations;
•	if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract;

•
if we would have to make payments to you from the Contract Value for compliance with the guideline premium limitations and the amount of such payments would exceed the Cash Surrender Value of the Contract.

Increases.  In order to be eligible for an increase you must submit an application.  We may require satisfactory evidence of insurability.  We may decline an application for an increase.
Any increase in the Specified Amount must be at least $25,000.  (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for Ages 0-49 and $50,000 for Ages 50-80.)  In addition, the Insured's Age must be less than the current maximum issue age for the Contracts.  The increase in Specified Amount is effective on the Monthly Anniversary Day on or after the date we receive and approve the request for the increase.
An increase has the following effect on Premium Payments:
•	a change in Planned Premium Payments may be advisable. (See "PREMIUM PAYMENTS UPON INCREASE IN SPECIFIED AMOUNT");
•	a new Guaranteed Payment Period begins on the effective date of the increase and will continue for ten years. (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM"); and
•	if a Guaranteed Payment Period is in effect, we will recalculate the Contract’s Guaranteed Monthly Premium to reflect the increase. (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")
A new surrender charge and surrender charge period apply to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase.  (See "SURRENDER CHARGE")  After an increase, we (for purposes of calculating surrender charges) attribute a portion of each Premium Payment you make to the Specified
Amount increase, even if you do not increase the amount or frequency of your Premiums.  We allocate Premiums based upon the proportion that the "coverage premium weighting factor" for the initial Specified Amount and each increase bears to the total "coverage premium weighting factor" for the Contract.
The "coverage premium weighting factor" is a hypothetical, level amount that would be payable through the Maturity Date for the benefits provided under the Contract.  We calculate this amount using the following assumptions:
•	cost of insurance rates based on the 1980 Commissioners Standard Ordinary Mortality Tables;
•	net investment earnings under the Contract;
•	an effective annual rate of 5%; and
•	sales and other charges imposed under the Contract.
For purposes of calculating surrender charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made.  If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.
You may cancel an increase in Specified Amount in accordance with the Contract's "free look" provisions.  In such case, the amount refunded will be limited to those charges that are attributable to the increase.  (See "FREE LOOK RIGHT TO CANCEL CONTRACT")
SELECTING AND CHANGING THE BENEFICIARY
You select the Beneficiary in your application.  You may change a Beneficiary designation in accordance with the terms of the Contract.  If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary's consent to change the Beneficiary.  The primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract.  If the primary Beneficiary is not living, the contingent Beneficiary is entitled to receive the Death Proceeds.  If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.
CASH BENEFITS
CONTRACT LOANS
You may borrow from your Contract while the Insured is living by submitting a Written Request to us.  You may also make loans by telephone, facsimile and electronic mail if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The maximum loan amount available is the Contract’s Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary.  We will process Contract loans as of the date your request is received and approved.  We will send loan Proceeds to you, usually within seven calendar days.  (See "PAYMENT OF PROCEEDS")

Interest.  We will charge interest on any Indebtedness at an annual rate of 6%.  Interest is due and payable at the end of each Contract Year while a loan is outstanding.  If you do not pay interest when due, we add the interest to the loan and it becomes part of the Indebtedness.
Loan Collateral.  When you take a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account.  We will reduce the Cash Surrender Value by the amount transferred to the Loan Account.  The loan does not have an immediate effect on the Contract Value.  You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral.  If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan.  On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account.  We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.
We will credit the Loan Account with interest at an effective annual rate of not less than 4%.  Thus, the maximum net cost of a loan is 2% per year.  (The net cost of a loan is the difference between the rate of interest charged on Indebtedness and the amount credited to the Loan Account).  We will add the interest earned on the Loan Account to the Fixed Account.
Preferred Loan Provision. Beginning in the eleventh Contract Year, an additional type of loan is available.  It is called a preferred loan.  For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6%.  Thus, the net cost of the preferred loan is 0% per year.  The maximum amount available for a preferred loan is the Contract Value less Premiums paid.  This amount may not exceed the maximum loan amount.  The preferred loan provision is not guaranteed.
Loan Repayment.  You may repay all or part of your Indebtedness at any time while the Insured is living and the Contract is in force.  Each loan repayment must be at least $10.00.  Loan repayments must be sent to the Home Office and we will credit them as of the date received.  You should clearly mark a loan repayment as such or we will credit it as a Premium.  (Premium expense charges do not apply to loan repayments, unlike Unscheduled Premiums.)  When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account.  Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account.  A loan repayment does not have an immediate effect on the Contract Value.  Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.
Effect of Contract Loan.  A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value.  The longer the loan is outstanding, the greater the effect is likely to be.  Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.  Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate.
Contract Loans may have tax consequences.  In particular, if your Contract is a "modified endowment contract," Contract loans may be currently taxable and subject to a 10% penalty tax.  Moreover, the tax consequences of preferred loans taken from a Contract that is not a modified endowment contract are uncertain.  In addition, interest paid on Contract loans is generally not deductible.  For a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding, see "TAX CONSIDERATIONS."  You should consult a tax adviser before taking out a Contract Loan.
We will deduct Indebtedness from any Death Proceeds.  (See "AMOUNT OF DEATH PROCEEDS")
Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge.  We will send you notice of the default.  You will have a 61-day Grace Period to submit a sufficient payment to avoid termination.  The notice will specify the amount that must be repaid to prevent termination. (See "PREMIUM PAYMENTS TO PREVENT LAPSE")
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE
You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request.  A surrender charge may apply.  (See "SURRENDER CHARGE")  We may require return of the Contract.  We will process a surrender request as of the date we receive your Written Request and all required documents.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")  You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option.  (See "PAYMENT OPTIONS")  Your Contract will terminate and cease to be in force if you surrender it for one lump sum.  You will not be able to later reinstate it.  Surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)
PARTIAL SURRENDERS
You may make partial surrenders under your Contract at any time subject to the conditions below.  You may submit a Written Request to the Home Office or make your request by telephone if you have provided proper authorization to us. (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300.  If you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone.  We will assess a partial surrender fee.  (See "PARTIAL SURRENDER FEE")  We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, "partial surrender amount").  We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.
When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account.  If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the death benefit over the Specified Amount at the time the partial surrender is made.  If the partial surrender amount is less than the excess of the death benefit over the Specified Amount, we will not reduce the Specified Amount.  We reserve the right to reject a partial surrender request if:
•	the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules; or
•
the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them.  If a partial surrender does result in a reduction of the Specified Amount, a surrender charge will apply as described in "SURRENDER CHARGE."

We will process partial surrender requests as of the date we receive your Written Request.  We will price a partial surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such partial surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally, we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")
MATURITY BENEFIT
The Maturity Date is the date that we pay the maturity benefit to you if the Contract is still in force.  The Maturity Date is the next Contract Anniversary following the Insured’s 95th birthday.  The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.
PAYMENT OPTIONS
The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract.  Payment options are available for use with various types of Proceeds, such as surrender, death or maturity.  We summarize these payment options below.  All of these options are forms of fixed-benefit annuities, which do not vary, with the investment performance of a separate account.
You may apply Proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:
Option 1:  Interest Payments.  We will make interest payments to the payee annually or monthly as elected.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest paid annually.  You may withdraw the Proceeds and any unpaid interest in full at any time.
Option 2: Installments of a Specified Amount.  We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  The present value of any unpaid installments may be withdrawn at any time.
Option 3: Installments For a Specified Period.  We pay Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.
Option 4: Life Income.  We pay an income during the payee's lifetime.  You may choose a minimum guaranteed payment period.  One form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.
Option 5: Joint and Survivor Income.  We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living.  The minimum guaranteed payment period will be ten years.
Minimum Amounts.  We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000.  If payments under the payment option selected are less than $50, payments may be made less frequently at our option.
Choice of Options.  You may choose an option by Written Notice during the Insured’s lifetime.  If a payment option is not in effect at the Insured’s death, the Beneficiary may make a choice.
Even if the death benefit under the Contract is excludible from income, payments under payment options may not be excludible in full.  This is because earnings on the death benefit after the Insured’s death are taxable and payments under the payment options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under payment options.
If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.
PAYMENT OF PROCEEDS
We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
We determine the amount of the Death Proceeds as of the date of the Insured’s death.  But we determine the amount of all other Proceeds as of the date we receive the required documents.  We may delay a payment or a transfer request if:
•	the New York Stock Exchange is closed for other than a regular holiday or weekend;
•	trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or
•	the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.
In addition, if, pursuant to SEC rules, the Federated Hermes Government Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Hermes Government Money Fund II Subaccount until the Fund is liquidated.
If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.  If payment from the Fixed Account is not made within 30 days after receipt of documentation necessary to complete the transaction (or such shorter period required by a particular jurisdiction), we will add interest to the amount paid from the date of receipt of documentation.  The annual rate of interest never will be less than the rate required by the state in which your Contract was delivered.
If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans or Death Proceeds, until instructions are received from the appropriate regulator.  We also may be required to provide additional information about you or your account to government regulators.
Legacy Account.  As described below, Kansas City Life will pay Death Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on Death Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.
Kansas City Life will pay Death Proceeds through the Legacy Account when:
•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.
Any other use of the Legacy Account requires approval of the Company.
UNCLAIMED PROPERTY LAWS
Every state has unclaimed property laws which generally declare a life contract to be abandoned after a period of inactivity of three to five years from its limiting age or date the death benefit is due and payable.  For example, if we are required to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This "escheatment" is revocable, however, and the state is obligated to pay the death benefit or the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 800-616-3670 to make such changes.
REINSTATEMENT
If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse and before the Maturity Date.  Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.  See your Contract for further information.
TAX CONSIDERATIONS
INTRODUCTION
The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  You should consult counsel or other competent tax advisers for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CONTRACT
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, and such Contracts may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of Premiums permitted under the Contract.  If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.
In some circumstances, Owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the Owners of those assets and may be subject to tax currently on income and gains produced by those assets.  Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the Owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account.  Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the Owners of the underlying assets of the Variable Account.
In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes.  It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.
The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.
TAX TREATMENT OF CONTRACT BENEFITS
In General.  We believe that the death benefit under a Contract should generally be excludible from the gross income of the Beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract Proceeds depend on the circumstances of each Contract Owner or Beneficiary.  A tax advisor should be consulted on these consequences.
Generally, the Contract Owner will not be deemed to be in constructive receipt of the Contract cash value until there is a distribution.  When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."
Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts.  Due to the Contract's flexibility with respect to Premium Payments and benefits, each Contract's circumstances will determine whether the Contract is a MEC.  In general, a Contract will be classified as a Modified Endowment Contract if the amount of Premiums paid into the Contract causes the Contract to fail the "7-Pay Test."  A Contract will fail the 7-Pay Test if at any time in the first seven Contract years, the amount paid into the Contract exceeds the sum of the level Premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.  In addition, a Contract received in a tax-free exchange for another life insurance contract that was a Modified Endowment Contract will also be classified as a Modified Endowment Contract.
If there is a reduction in the benefits under the Contract during the first seven Contract years, for example, as a result of a partial withdrawal, the 7-Pay Test will have to be reapplied as if the Contract had originally been issued at the reduced face amount.  If there is a "material change" in the Contract’s benefits or other terms, even after the first seven Contract years, the Contract may have to be retested as if it were a newly issued Contract.  A material change can occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years.  To prevent your Contract from becoming a modified endowment contract, it may be necessary to limit Premium Payments or to limit reductions in benefits.  A current or prospective Contract Owner should consult with a competent advisor to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.
Distributions Other Than Death Benefits from Modified Endowment Contracts.  Policies classified as Modified Endowment Contracts are subject to the following tax rules:

•
All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Contract Owner’s investment in the Contract only after all gain has been distributed.

•	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
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A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Contract Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Contract Owner or the joint lives (or joint life expectancies) of the Contract Owner and the Contract Owner’s Beneficiary or designated Beneficiary.

If a Contract becomes a modified endowment contract, distributions that occur during the Contract Year will be taxed as distributions from a modified endowment contract.  In addition, distributions from a Contract within two years before it becomes a modified endowment contract may be taxed in this manner.  This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.  Distributions other than death benefits from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Contract Owner’s investment in the Contract and only after the recovery of all investment in the Contract as taxable income.  However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract Years may be treated in whole or in part as ordinary income subject to tax.
Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with preferred loans are less clear and a tax adviser should be consulted about such loans.
Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.
Investment in the Contract.  Your investment in the Contract is generally your aggregate Premiums.  When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.
Contract Loans.  In general, interest on a Contract loan will not be deductible.  If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.  Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.
Withholding.  To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect however, not to have tax withheld from distributions.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.
Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Multiple Contracts.  All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.
Continuation of Contract Beyond Age 100.  The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.

Business Uses of Contract.  Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such plans may vary depending on the particular facts and circumstances.  If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  Moreover, Congress has over the years adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.
Employer-owned Life Insurance Contracts.  Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contract.  It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.
Non-Individual Owners and Business Beneficiaries of Contract.  If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code section 264, even where such entity's indebtedness is in no way connected to the Contract.  In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Contract, this Contract could be treated as held by the business for purposes of section 264(f) entity-holder rules.  There for, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a Beneficiary of a Contract.
Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.
Additionally, the Sarbanes-Oxley Act of 2002 (the "Act"). prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Tax Shelter Regulations.  Prospective owners that are corporations should consult a tax advisor about the treatment of the Contract under the Treasury Regulations applicable to corporate tax shelters.
Accelerated Death Benefit.  The tax consequences associated with adding or electing to receive benefits under each of the Accelerated Death Benefit/Living Benefits Rider, the Acceleration of Death Benefits Proceeds Rider, and the Accelerated Death Benefit/Terminal Illness Rider are unclear.  A tax adviser should be consulted about the tax consequences of adding any of these riders to a Contract or requesting payment under such riders.
Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the Death Proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the policy.  If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner's estate upon the Owner's death.  The Contract would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law.  The individual situation of each Owner of Beneficiary will determine the extent, if any, to which federal, state and local transfers and inheritance taxes may be imposed and how ownership or receipt of policy Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income. A 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.)  Please consult a tax advisor for more information.
Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.
POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.
OUR INCOME TAXES
Under current Federal income tax law, we are not taxed on the Separate Account’s operations.  Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes.  We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes).  These taxes are not now significant and we are not currently charging for them.  If they increase, we may deduct charges for such taxes.
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE
SALE OF THE CONTRACTS
We have entered into a Distribution Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial will enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their registered representatives.  We pay commissions to broker-dealers for the sale of the Contracts by registered representatives as well as selling firms.  The maximum commissions payable for sales are:  120% of Premiums up to one target Premium and 3% of Premiums above that amount paid in the first Contract Year; 3% of target Premium in Contract Years 2 through 7; and 0% of target Premium paid in Contract Years thereafter.  When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above.  For Premiums received following an increase in Specified Amount, commissions on such Premiums are paid based on the target Premium for the increase in accordance with the commission rates described above.  We also pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.
Under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.  Because they are also appointed insurance agents of Kansas City Life, some registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.
Other selling firms may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
American Century Variable Portfolios II, Inc., American Funds Insurance Series®, Columbia Funds Variable Series Trust II, Federated Hermes Insurance Series, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Northern Lights Variable Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.
Commissions and other incentives or payment described above are not charged directly to Contract Owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Contract Owners do pay directly or indirectly.
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS
You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:
•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.
We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.
In addition, you may make a Partial Surrender request by telephone if you have provided proper authorization to us.
We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.
Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.
Accessing your account on the Internet at http://www.kclife.com can also make request.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within five days of your request.
We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.
The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of policy number, social security number and date of birth.
Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.

LITIGATION
The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.
Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, is not likely to have a material adverse effect on the Variable Account or the ability of the Company to meet its obligations under the Contract.
CYBER SECURITY AND BUSINESS CONTINUITY RISKS
We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value.  There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract values.

“The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.

CHANGE OF ADDRESS NOTIFICATION
To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.
FINANCIAL STATEMENTS
Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.
Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

DEFINITIONS
Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Age	The Insured's Age on his/her last birthday as of or on each Contract Anniversary. The Contract is issued at the Age shown in the Contract.

Allocation Date
The date we apply your initial Premium to your Contract.  We allocate this Premium to the Federated Hermes Government Money Fund II Subaccount where it remains until the Reallocation Date.  The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person you designate to receive any Proceeds payable at the death of the Insured.

Cash Surrender Value	The Contract Value less any applicable Surrender Charge and any Contract Indebtedness.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value, which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Coverage Options
Death benefit options available which affect the calculation of the Death Benefit.  Option A provides a Death Benefit at least equal to the Specified Amount.  Option B provides a Death Benefit at least equal to the Specified Amount plus the Contract Value.

Death Proceeds	The amount of Proceeds payable upon the Insured's death.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A 61-day period we provide when there is insufficient value in your Contract and at the end of which the Contract will terminate unless you pay sufficient additional Premiums.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Monthly Premium	A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period	The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office
When the term "Home Office" is used in this Prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Indebtedness	The sum of all outstanding Contract loans plus accrued interest.

Insured	The person whose life we insure under the Contract.

Loan Account	The Loan Account is used to track loan amounts and accrued interest. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Maturity Date	The date when death benefit coverage terminates and we pay you any Cash Surrender Value.

Monthly Anniversary Day	The day of each month on which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits.  We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You	The person entitled to exercise all rights and privileges of the Contract.

Planned Premium Payments	The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences of future Premium Payments.

Premium(s)/Premium Payment(s)	The amount(s) you pay to purchase the Contract. It includes both Planned Premium Payments and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

Reallocation Date
The date on which the Contract Value we initially allocated to the Federated Hermes Government Money Fund II Subaccount on the Allocation Date is re-allocated to the Subaccounts and/or to the Fixed Account.  We re-allocate the Contract Value based on the premium allocation percentages you specify in the application.  The Reallocation Date is 30 days after the Allocation Date.

Specified Amount	The amount of insurance coverage on the Insured. The actual death benefit will depend upon whether Option A or Option B is in effect at the time of death.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Unscheduled Premium	Any Premium other than a Planned Premium Payment.

Valuation Day
Each day on which the New York Stock Exchange is open for trading, or any other day on which there is a sufficient degree of trading in the investments of the Subaccounts such that the current value might be materially affected.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently the, close of normal trading occurs at 3 p.m. Central Time.  The term "Valuation Period" is used in this Prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us	Kansas City Life Insurance Company.

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

APPENDIX – MAXIMUM SURRENDER CHARGE FACTORS

(Per $1,000 of Specified Amount)

	Male		Female			Male		Female
Issue Age	SM	NS	SM	NS	Issue Age	SM	NS	SM	NS
0		24.48		23.76	40	82.80	62.64	63.36	54.00
1		24.48		23.76	41	87.12	66.24	66.24	56.16
2		24.48		23.76	42	90.72	69.12	69.12	59.04
3		24.48		23.76	43	95.76	72.72	72.00	61.20
4		24.48		23.76	44	100.08	75.60	75.60	64.08

5		24.48		23.76	45	105.12	79.92	79.20	66.96
6		25.20		23.76	46	110.16	83.52	82.08	70.56
7		25.20		23.76	47	115.92	87.84	86.40	73.44
8		25.92		24.48	48	121.68	92.16	90.00	77.04
9		25.92		24.48	49	128.16	97.20	94.32	80.64

10		26.64		24.48	50	134.64	102.24	98.64	84.96
11		28.08		25.20	51	141.12	107.28	102.96	88.56
12		28.80		25.20	52	148.32	113.04	108.00	92.88
13		30.24		25.92	53	156.24	118.80	113.04	97.92
14		30.96		25.92	54	164.88	125.28	118.80	102.96

15	36.72	32.40	29.52	26.64	55	173.52	132.48	123.84	108.00
16	37.44	32.40	30.24	26.64	56	182.16	139.68	130.32	113.04
17	37.44	32.40	30.24	27.36	57	191.52	146.88	136.80	119.52
18	38.16	33.12	30.96	27.36	58	202.32	155.52	143.28	125.28
19	38.16	33.12	30.96	28.08	59	213.12	164.16	150.48	132.48

20	38.88	33.12	31.68	28.08	60	224.64	173.52	158.40	139.68
21	39.60	33.12	32.40	28.08	61	236.88	183.60	167.04	147.60
22	40.32	33.12	32.40	28.08	62	249.84	194.40	176.40	155.52
23	41.04	33.12	33.12	28.80	63	263.52	205.92	185.76	164.88
24	41.76	33.12	33.12	28.80	64	277.92	218.16	196.56	174.24

25	42.48	33.12	33.84	28.80	65	293.04	231.12	207.36	184.32
26	44.64	34.56	35.28	30.24	66	308.88	245.52	218.88	195.84
27	46.08	36.00	36.72	30.96	67	326.16	260.64	231.84	207.36
28	48.24	37.44	38.16	32.40	68	344.16	276.48	244.80	220.32
29	50.40	38.88	39.60	33.84	69	363.60	293.76	259.92	234.72

30	52.56	40.32	41.04	35.28	70	383.76	312.48	275.76	249.84
31	54.72	42.48	43.20	36.72	71	405.36	332.64	293.04	266.40
32	57.60	43.92	44.64	38.16	72	429.12	354.24	312.48	284.40
33	59.76	46.08	46.80	39.60	73	452.88	376.56	332.64	303.84
34	62.64	48.24	48.96	41.76	74	478.80	401.04	354.96	325.44

35	65.52	50.40	51.12	43.20	75	505.44	426.96	378.72	348.48
36	68.40	52.56	53.28	45.36	76	532.80	454.32	403.20	372.96
37	72.00	54.72	55.44	47.52	77	561.60	483.12	430.56	399.60
38	75.60	57.60	58.32	49.68	78	591.84	514.80	459.36	429.12
39	79.20	60.48	60.48	51.84	79	624.24	547.92	491.04	460.80
					80	658.80	584.64	525.60	495.36

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts.  To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus.  You may obtain a copy of the Statement of Additional Information, personalized illustrations of death benefits, net cash surrender values and cash values, without charge, by calling 1-800-616-3670 or by writing to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract.

Investment Company Act of 1940 Registration File No. 811-09080

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Life Separate Account

Individual Flexible Premium Variable Life Insurance Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium variable life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2020.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE
Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 49 states (New York is excluded) and the District of Columbia.  Kansas City Life offers a wide variety of product lines that include universal life, term life, whole life, annuities, and group products.  The company and its subsidiaries reach a wide range of markets with financial services that include insurance and investments.
ADDITIONAL CONTRACT INFORMATION
SPECIALIZED USES OF THE CONTRACT
Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “TAX CONSIDERATIONS” in the Prospectus.)
INCONTESTABILITY
After the Contract has been in force during the Insured’s lifetime for two years from the Contract Date, we may not contest it unless it lapses.
We will not contest any increase in the Specified Amount after the increase has been in force during the Insured’s lifetime for two years following the effective date of the increase (we will not contest any increase in the Specified Amount in Wyoming) unless the Contract lapses.
If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured’s lifetime for two years from the date of the reinstatement application unless the Contract lapses.
SUICIDE EXCLUSION
If the Insured dies by suicide, while sane or insane, within two years of the Contract Date (one year in Colorado, Missouri, and North Dakota), the amount payable will be equal to the Contract Value less any Loan Balance.
If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (one year in Colorado, Missouri, and North Dakota), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.
MISSTATEMENT OF AGE OR SEX
If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:
•	the cost of insurance deductions that have been made; and
•	the cost of insurance deductions that should have been made.
If after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (not applicable in Indiana).
ASSIGNMENT
You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.
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REDUCED CHARGES FOR ELIGIBLE GROUPS
We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:
•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which Premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.
Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.
ADDITIONAL PREMIUM INFORMATION
GENERALLY
Premium Payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a premium payment must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.
PLANNED PREMIUM PAYMENTS
Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premiums Payments paid, as discussed in the Prospectus.
PREMIUM PAYMENTS TO PREVENT LAPSE
Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.
•
During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period.  The Premium required to keep the Contract in force will be an amount equal to the lesser of:  (1) the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.

•
After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITING REQUIREMENTS
Kansas City Life currently places Insureds into one of the three risk classes, based on underwriting:  Standard Smoker, Standard Nonsmoker, or Preferred Nonsmoker.  An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes.  In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class.  Standard Nonsmoker rates are available for Issue Ages 0-80.  Standard Smoker and Preferred Nonsmoker rates are available for Issue Ages 15-80.  Contracts with a Specified Amount of $500,000 and above currently are subject to a lower level of cost of insurance charges:
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•
The Preferred Nonsmoker risk class is generally only available if the Specified Amount equals or exceeds $100,000 Ages 15-49, and $50,000 Ages 50 and above.  Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as nonsmokers.

•
Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.  If an Insured does not qualify as a nonsmoker cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.

•
We may place an Insured into a substandard risk class for a temporary period of time, due to occupation, avocation or certain types of health conditions.  We also may place an Insured into a substandard risk class permanently.  These permanent ratings can be reviewed after the policy has been in force for 2 years.

SALE OF THE CONTRACTS
EFFECTIVE JANUARY 1, 2009, THE CONTRACT IS NO LONGER OFFERED FOR SALE.
We offer the Contracts to the public through Sunset Financial Services, Inc. (“Sunset Financial”).
Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker‑dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.
Sunset Financial will enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.
We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with broker-dealers who have entered into selling agreements.
Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2017	$133,640.78	$133,640.78
2018	$138,852.99	$138,852.99
2019	$141,023.45	$141,023.45
* Includes sales compensation paid to registered persons of Sunset Financial.
PERFORMANCE DATA
YIELDS AND TOTAL RETURNS
From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.  Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio of a Fund. A Portfolio’s performance reflects the Portfolio’s expenses. See the prospectuses for the Funds.
In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.
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Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.
You also should refer to your personalized illustrations which illustrate variations of Contract Values, Cash Surrender Values and death benefits under your Contract.
MONEY MARKET SUBACCOUNT YIELDS
The current yield of the Federated Hermes Government Money Fund II (“Money Market Subaccount”) refers to the annualized investment income generated by an investment in the Money Market Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.
This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in Money Market Subaccount Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) “common” charges and deductions (as explained below) imposed under the Contract which are attributable to the hypothetical account.
The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
The Money Market Subaccount’s yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio’s operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.
TOTAL RETURNS
The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges.  The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.
Until a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will include quotes of average annual total return for the period measured from the Subaccount’s inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Contract charges currently in effect.
Average annual total returns reflect total underlying Portfolio expenses and certain Contract fees and charges assumed to apply to all Contract owners, including the mortality and expense risk charge (“Common Charges”).  However, charges such as cost of insurance charges, which are based on certain factors, such as the Insured’s age, sex, number of
4

completed Contract years, Specified Amount, and risk class, and which therefore vary with each Contract, are not reflected in average annual total returns, nor are the premium expense charge or any charges assessed on surrender, partial surrender, or transfer (“Non-Common Charges”). If Non-Common Charges were deducted, performance would be significantly lower.
Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to the corresponding Portfolio. Without these reimbursements and waivers, performance would be lower.
Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.
From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Common Charges currently in effect.
From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of Contract-level expenses (either Common Charges or Non-Common Charges).  Because of the charges and deductions imposed under the Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.
OTHER INFORMATION
RESOLVING MATERIAL CONFLICTS
The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.
We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.
MINIMUM GUARANTEED AND CURRENT INTEREST RATES
We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current interest rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don’t necessarily correspond to, prevailing general market interest rates. We will determine current interest rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.
For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUM PAYMENTS AND BENEFITS
Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premium Payments and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)
We also offer Contracts that don’t distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of
5

1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don’t distinguish between males and females.
REPORTS TO CONTRACT OWNERS
At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.
EXPERTS
The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2019 and 2018 and for each of the years in the four-year period ended December 31, 2019; the statement of net assets of the Kansas City Life Variable Life Separate Account (Variable Account) as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the four-year period then ended; have been included herein in reliance upon the report of BKD, LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.
LEGAL MATTERS
Eversheds Sutherland (US) LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. A. Craig Mason Jr., General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.
ADDITIONAL INFORMATION
We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.
FINANCIAL STATEMENTS
The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:
•	consolidated balance sheets as of December 31, 2019 and 2018; and
•	related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2019.
The following financial statements for the Variable Account are included in this Statement of Additional Information:
•	statement of net assets as of December 31, 2019; and
•
related statement of operations for the period or year ended December 31, 2019, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2019, and financial highlights for each of the periods or years in the five-year period ended December 31, 2019.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.
6

Financial Information
Amounts in thousands, except share data, security counts, claims counts, or as otherwise noted.

Kansas City Life Insurance Company
Consolidated Balance Sheets
	December 31
	2019	2018
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost: 2019 - $2,776,856; 2018 - $2,693,860)	$2,951,137	$2,704,079
Equity securities, at fair value (cost: 2019 - $10,614; 2018 - $14,614)	11,272	14,424
Mortgage loans	577,699	639,559
Real estate	183,016	186,994
Policy loans	87,499	88,066
Short-term investments	75,426	58,172
Other investments	9,156	5,355
Total investments	3,895,205	3,697,189

Cash	14,234	31,689
Accrued investment income	32,142	31,535
Deferred acquisition costs	286,682	291,168
Reinsurance recoverables	378,772	366,196
Other assets	181,629	179,975
Separate account assets	431.201	373,734
Total assets	$5,219,865	$4,971,486

LIABILITIES
Future policy benefits	$1,331,215	$1,279,034
Policyholder account balances	2,237,700	2,261,860
Policy and contract claims	55,997	47,274
Other policyholder funds	170,776	174,984
Other liabilities	182,245	142,894
Separate account liabilities	431,201	373,734
Total liabilities	4,409,134	4,279,780

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares, issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,025	41,025
Retained earnings	928,380	914,411
Accumulated other comprehensive income (loss)	59,506	(45,550)
Treasury stock, at cost (2018 and 2017 - 8,813,266 shares)	(241,301)	(241,301)
Total stockholders’ equity	810,731	691,706
Total liabilities and stockholders’ equity	$5,219,865	$4,971,486

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Comprehensive Income

	Year Ended December 31
	2019	2018	2017
REVENUES
Insurance revenues:
Net premiums	$223,227	$193,593	$179,936
Contract charges	125,886	116,916	114,028
Total insurance revenues	349,113	310,509	293,964
Investment revenues:
Net investment income	148,349	141,315	145,825
Net investment gains	9,133	2,840	4,555
Total investment revenues	157,482	144,155	150,380
Other revenues	6,098	6,368	6,413
Total revenues	512,693	461,032	450,757

BENEFITS AND EXPENSES
Policyholder benefits	257,621	227,202	210,799
Interest credited to policyholder account balances	78,520	74,308	72,921
Amortization of deferred acquisition costs	35,948	40,616	34,770
Operating expenses	111,154	101,720	102,898
Total benefits and expenses	483,243	443,846	421,388
Income before income tax expense (benefit)	29,450	17,186	29,369
Income tax expense (benefit)	5,023	1,514	(22,172)
NET INCOME	$24,427	$15,672	$51,541

COMPREHENSIVE INCOME (LOSS), NET OF TAXES
Changes in:
Net unrealized gains (losses) on securities available for sale	$129,609	$(65,062)	$788
Effect on deferred acquisition costs, value of business acquired, and deferred revenue liabilities	(11,608)	8,867	1,254
Policyholder liabilities	(15,987)	11,354	2,008
Benefit plan obligations	3,042	(5,823)	6,439
Other comprehensive income (loss)	105,056	(50,664)	10,489

COMPREHENSIVE INCOME (LOSS)	$129,483	$(34,992)	$62,030

Basic and diluted earnings per share:
Net income	$2.52	$1.62	$5.32

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Stockholders’ Equity
	Year Ended December 31
	2019	2018	2017

COMMON STOCK, beginning and end of year	$23,121	$23,121	$23,121

ADDITIONAL PAID IN CAPITAL, beginning and end of year	41,025	41,025	41,025

RETAINED EARNINGS
Beginning of year	914,411	908,022	868,054
Net income	24,427	15,672	51,541
Stockholder dividends (2019, 2018, and 2017 - $1.08 per share)	(10,458)	(10,457)	(10,458)
Cumulative effect of adoption of new accounting principle	—	1,174	(1,115)
End of year	928,380	914,411	908,022

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Beginning of year	(45,550)	6,288	(5,316)
Other comprehensive income (loss)	105,056	(50,664)	10,489
Cumulative effect of adoption of new accounting principle	—	(1,174)	1,115
End of year	59,506	(45,550)	6,288

TREASURY STOCK, at cost, beginning and end of year	(241,301)	(241,301)	(241,301)

TOTAL STOCKHOLDERS’ EQUITY	$810,731	$691,706	$737,155
See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows

	Year Ended December 31
	2019	2018	2017
OPERATING ACTIVITIES
Net income	$24,427	$15,672	$51,541
Adjustments to reconcile net income to net cash provide by operating activities:
Amortization of investment premium and discount	3,321	3,453	3,026
Depreciation and amortization	8,367	5,802	5,727
Acquisition costs capitalized	(48,443)	(43,389)	(41,845)
Amortization of deferred acquisition costs	35,948	40,616	34,770
Net investment gains	(9,133)	(2,840)	(4,555)
Changes in assets and liabilities:
Reinsurance recoverables	(12,576)	52,937	2,294
Future policy benefits	32,274	26,248	12,583
Policyholder account balances	(43,516)	(32,096)	(28,338)
Income taxes payable and deferred	5,960	2,477	(25,741)
Other, net	3,503	(3,798)	5,054
Net cash provided	132	65,082	14,516

INVESTING ACTIVITIES
Purchases:
Fixed maturity securities	(342,477)	(275,591)	(332,552)
Equity securities	—	(58)	(45)
Mortgage loans	(25,036)	(65,557)	(105,354)
Real estate	(1,975)	(7,282)	(5,304)
Policy loans	(10,969)	(9,469)	(11,006)
Other investments	(2,712)	(2,074)	(1,242)
Property and equipment	(2,379)	(20,448)	(2,289)
Sales or maturities, calls, and principal paydowns:
Fixed maturity securities	263,411	307,167	326,923
Equity securities	4,000	824	4,075
Mortgage loans	87,157	75,636	85,891
Real estate	3,084	12,734	2,205
Policy loans	11,535	11,685	12,722
Other investments	2,176	2,712	1,786
Property and equipment	5,572	932	415
Net purchases of short-term investments	(16,714)	(12,930)	(4,669)
Acquisition of Grange Life, net of cash acquired	—	(62,447)	—
Receipts from post-acquisition purchase price adjustments	1,663	—	—
Net cash used	(23,664)	(44,166)	(28,444)

Kansas City Life Insurance Company

Consolidated Statements of Cash Flows (Continued)

Year Ended December 31
2019	2018	2017
FINANCING ACTIVITIES
Deposits on policyholder account balances	$223,058	$217,344	$226,313
Withdrawals from policyholder account balances	(207,242)	(206,444)	(203,249)
Net transfers from separate accounts	3,500	4,386	5,625
Change in other deposits	(2,666)	(3,560)	(4,429)
Cash dividends to stockholders	(10,458)	(10,457)	(10,458)
Post-acquisition contingent liability fulfillment	(115)	—	—
Net cash provided	6,077	1,269	13,802

Increase (decrease) in cash	(17,455)	22,185	(126)
Cash at beginning of year	31,689	9,504	9,630
Cash at end of year	$14,234	$31,689	$9,504

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements
1. Nature of Operations and Significant Accounting Policies

Business
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia.  The consolidated entity (the Company) offers a diversified portfolio of individual insurance, annuity, and group life and health products through its four life insurance companies.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Sunset Life Insurance Company of America (Sunset Life), Old American Insurance Company (Old American), and Grange Life Insurance Company (Grange Life) are wholly-owned insurance subsidiaries.  The Company also has non-insurance subsidiaries that individually and collectively are not material.  The terms "the Company," "we," "us," and "our" are used in these consolidated financial statements to refer to Kansas City Life Insurance Company and its subsidiaries.
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  For additional information on our segments, please see Note 18 - Segment Information.
Basis of Presentation
The consolidated financial statements and the accompanying notes to the consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life, Old American, and Grange Life.  Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to prior period results to conform with the current period’s presentation.
Business Changes
There were no business changes during 2019.
In October 2018, the Company acquired all of the issued and outstanding stock of Grange Life Insurance Company from Grange Mutual Casualty Company, for approximately $75 million, subject to certain adjustments under the terms of the agreement.  For additional information regarding the acquisition of Grange Life, please see Note 2 - Acquisition.

Use of Estimates
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Significant estimates required in the preparation of the consolidated financial statements include the fair value of invested assets, deferred acquisition costs (DAC), deferred income taxes, goodwill and other intangibles, value of business acquired (VOBA), deferred revenue liability (DRL), policyholder account balances, future policy benefits, policy and contract claim liabilities, reinsurance, and pension and other postemployment benefits.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Significant Accounting Policies
Investments
Valuation of Investments and Other-than-Temporary Impairments
Our principal investments are in fixed maturity securities, mortgage loans, and real estate; all of which are exposed to at least three primary sources of investment risk, including: credit, interest rate, and liquidity.
Fixed maturity securities, which are all classified as available for sale, are carried at fair value in the Consolidated Balance Sheets, with unrealized gains or losses recorded in accumulated other comprehensive income (loss).  The unrealized gains or losses are recorded net of the adjustment to policyholder liabilities, DAC, VOBA, and DRL to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.  The adjustments to DAC, VOBA, and DRL represent changes in the amortization that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustments to policyholder liabilities represent the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were different from the then-current effective portfolio rate.  The amortized cost of a security is adjusted for declines in value that are determined to be other-than-temporary.  Other-than-temporary impairment losses are reported as a component of investment revenues in the Consolidated Statements of Comprehensive Income, which also presents the amount of non-credit impairment losses for certain fixed maturity securities that are reported in accumulated other comprehensive income (loss).  See Note 4 - Investments for additional discussion of our considerations related to other-than-temporary impairments.  For additional information regarding fair value, please see Note 5 - Fair Value Measurements.
Equity securities are carried at fair value.  Beginning with the adoption of Accounting Standards Update (ASU) No. 2016-01 on January 1, 2018, changes in the fair value of equity securities are recognized through net income.  Prior to January 1, 2018, unrealized gains or losses were recorded in accumulated other comprehensive income (loss).
Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for loan losses.  A loan is considered impaired if it is probable that all contractual amounts due will not be collected.  The allowance for loan losses is maintained at a level believed by management to be adequate to absorb potential future incurred credit losses.  Management’s periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors, along with specific risks related to specific loans.  Loans in foreclosure, loans considered to be impaired, and loans with amounts past due 90 days or more are placed on non-accrual status.
Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, unimproved land for future development, and affordable housing real estate joint ventures.  Real estate joint ventures are consolidated when required.  The initial cost of the non-consolidated affordable housing real estate joint ventures is amortized in proportion to the tax credits and other tax benefits received and the net investment performance is recognized in the Consolidated Statements of Comprehensive Income as a component of income tax expense.  The investments in other non-consolidated real estate joint ventures are recorded using the equity method of accounting, in which the initial cost of the investment is adjusted for earnings and cash contributions or distributions.
Policy loans are carried at their outstanding principal amount.
Short-term investments include highly-liquid investments in institutional money market funds that are carried at net asset value (NAV).
The Company has hedge positions classified as derivatives that are included in Other Investments in the Consolidated Balance Sheets.  These derivative assets are recorded at fair value and are established in relation to the Company's indexed universal life portfolio.  The index credit portion of the reserves associated with the indexed universal life products are considered to be embedded derivatives and are accounted for at fair value and are included in Policyholder Account Balances in the Consolidated Balance Sheets.  The value of the reserves will fluctuate depending on market conditions.  Changes in market values can result in significant fluctuations to realized gains and losses in the Consolidated Statements of Comprehensive Income.
Investment Income
Investment income is recognized when earned.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method, with the exception of premiums on callable fixed maturity securities, which are amortized to the earliest call date.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Future Policy Benefits
We establish liabilities for amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies, group life insurance, and accident and health insurance.  These liabilities originate from new premiums and conversions from other products and are generally payable over an extended period of time.
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue or at the time of acquisition for investment yields, mortality, and withdrawals.  These estimates include provisions for experience less favorable than initially expected.  Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables.  The 2008 Valuation Basic Table, the 2001 Valuation Basic Table, and the 1975-1980 Select and Ultimate Basic Table serve as the bases for most mortality assumptions.
Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue or at the time of acquisition.  The 2012 Individual Annuity Reserving Table, the Annuity 2000 Table, the 1983 Individual Annuity Mortality Table, and the 1971 Individual Annuity Mortality Table serve as the bases for most immediate annuity and supplementary contract mortality assumptions.
Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred-but-not-reported (IBNR).  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends, and industry experience.
The following table provides detail about the composition of future policy benefits at December 31.
	2019	2018
Life insurance	$1,004,148	$976,310
Immediate annuities and supplementary contracts with life contingencies	292,590	267,343
Accident and health insurance	34,477	35,381
Future policy benefits	$1,331,215	$1,279,034
Policyholder Account Balances
Policyholder account balances are deposit-type contracts, including universal life insurance and fixed annuity contracts, and investment-type contracts.  Liabilities for policyholder account balances are included without reduction for potential surrender charges.  These liabilities originate from new deposits and conversions from other products.  Policyholder account balances are equal to cumulative deposits, less contract charges and withdrawals, plus interest credited.  Deferred front-end contract charges reduce policyholder account balance liabilities and increase the other policyholder funds liability, and are amortized over the term of the policies in a manner similar to DAC, as discussed below.  Interest on policyholder account balances is credited as earned.
On an ongoing basis, we perform testing and analysis on our blocks of business to ensure the assumptions made remain viable.  We also periodically perform sensitivity testing on these blocks of business to ensure we maintain the capacity to meet an increase in policyholder benefits, namely increased surrenders, policy loans, or other policyholder elective withdrawals.  If it is determined that our established reserves are not adequate, additional reserves will be added.
Crediting rates for universal life insurance and fixed annuity products ranged from 1.00% to 5.50% in 2019, 2018, and 2017.
The following table provides detail about the composition of policyholder account balances at December 31.
	2019	2018
Universal life insurance	$1,087,984	$1,086,286
Fixed annuities	1,096,588	1,122,776
Immediate annuities and supplementary contracts without life contingencies	53,128	52,798
Policyholder account balances	$2,237,700	$2,261,860

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Deferred Acquisition Costs
DAC, principally agent commissions and other selling, selection, and issue costs, which are related directly to the successful acquisition of new or renewal insurance contracts, are capitalized as incurred.  At least annually, we review our DAC capitalization policy and the specific items which are capitalized under existing guidance.
Policy acquisition costs associated with traditional life products are deferred and amortized over the premium paying period.  Assumptions related to DAC on traditional life insurance products are typically determined at inception and remain unchanged with any future premium deficiency recorded first as a reduction of DAC.
Policy acquisition costs that relate to interest sensitive and variable insurance products are deferred and amortized in relation to the estimated gross profits to be realized over the lives of the contracts.  Estimated gross profits for interest sensitive and variable insurance products are projected using assumptions as to net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  At the issuance of policies, projections of estimated gross profits are made.  These projections are then replaced by actual gross profits over the lives of the policies. In addition to other factors, emerging experience may lead to a revised outlook for the remaining estimated gross profits.  Accordingly, DAC may be recalculated (unlocked) using these new assumptions and any resulting adjustment is included in income in the period such an unlocking is deemed appropriate.  See the Unlocking and Refinements in Estimates section below for additional information.
The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.
DAC is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize DAC, the asset will be adjusted downward with the adjustment recorded as an expense in the current period.
The following table provides information about DAC at December 31.
	2019	2018
Balance at beginning of year	$291,168	$277,182
Capitalization of commissions and expenses	48,443	43,389
Gross amortization	(48,375)	(53,251)
Accrual of interest	12,427	12,635
Change in DAC due to the change in unrealized investment gains or losses	(16,981)	11,213
Balance at end of year	$286,682	$291,168
Value of Business Acquired
The concept of VOBA is no longer applied to business combinations.  Rather, under current guidance for business combinations, all assets and liabilities are reported at fair value at acquisition and an intangible asset or liability may result due to differences between fair value and consideration paid.  However, prior to the adoption of Accounting Standards Codification (ASC) No. 805 Business Combinations, a portion of the purchase price was allocated to a separately identifiable intangible asset, VOBA, when a new block of business was acquired or when an insurance company was purchased.  VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized with interest in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  VOBA is reported as a component of other assets with related amortization included in operating expenses.  Amortization of VOBA occurs with interest over the anticipated life of the underlying business to which it relates, initially 15 to 30 years.  The assumptions regarding future experience on interest sensitive business can affect the carrying value of VOBA, similar to DAC.  These assumptions include interest spreads, mortality, expense margins, and policy and premium persistency experience.
The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.
VOBA is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize VOBA, the asset will be adjusted downward with an expense recorded in the current period.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides information about VOBA at December 31.
	2019	2018
Balance at beginning of year	$20,306	$20,297
Gross amortization	(4,230)	(4,875)
Accrual of interest	1,097	1,286
Change in VOBA due to the change in unrealized investment gains or losses	(4,643)	3,598
Balance at end of year	$12,530	$20,306
Interest accrued on the VOBA of one block of business was at the rates of 4.21% on the interest sensitive life block and 5.25% on the traditional life block, based upon the credited rates of the VOBA policies.  The VOBA on a separate acquired block of business used a 7.00% interest rate on the traditional life portion and a 5.40% interest rate on the interest sensitive portion, based upon rates appropriate at the time of acquisition.
Goodwill and Intangible Asset
We established goodwill for the future economic benefits arising from the acquisition of Grange Life.  Goodwill was valued at  $43.0 million at December 31, 2018.  Subsequent to December 31, 2018, certain post-acquisition adjustments, as defined under the contract, were made that resulted in a decrease of $0.7 million in goodwill.  The goodwill balance at December 31, 2019 was $42.3 million.  Goodwill is included in Other Assets in the Consolidated Balance Sheets.  Under GAAP, goodwill is assessed at least annually for impairment rather than being amortized.  As a result of our impairment assessment, we determined that goodwill was not impaired at December 31, 2019.
The acquisition of Grange Life generated an amortizable intangible asset, which is the difference between the fair value and book value of the net reserve liabilities acquired.  We evaluated the fair value and book value of all other assets and liabilities acquired and no other intangible assets were recognized at acquisition.  The intangible asset was valued at $20.0 million at December 31, 2019 and $21.1 million at December 31, 2018 and is included in Other Assets in the Consolidated Balance Sheets.
Deferred Revenue Liabilities
Deferred revenue liabilities represent the capitalization of revenues received from contracts as compensation for services to be provided by the Company in future periods.  Deferred revenue liabilities totaled $37.7 million at December 31, 2019 and $41.6 million at December 31, 2018.  Such loads and charges are reported as unearned revenue in the period received and are subsequently recognized as income over the policy benefit period, using the same assumptions and factors used to amortize DAC.  Similar to DAC, these amounts are amortized in relation to estimated gross profits for interest sensitive and variable insurance products.  However, unlike DAC, the amortization of the DRL results in the recognition of revenue rather than expense.  The DRL could be impacted by unlocking and refinements in estimates, as discussed in the following section.
Unlocking and Refinements in Estimates
Models and assumptions used to develop expected gross profits for interest sensitive and variable insurance products are reviewed at least annually based upon management’s current view of future events.  Key assumptions analyzed include net interest income, net realized investments gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  Management’s view primarily reflects Company experience but can also reflect emerging trends within the industry.  Short-term deviations in experience affect the amortization of DAC, VOBA, and DRL in the period, but do not necessarily indicate that a change to the long-term assumptions of future experience is warranted.  If it is determined that it is appropriate to change the assumptions related to future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated.  As such, unlocking adjustments often reflect revisions to multiple assumptions.  The DAC, VOBA, or DRL balance is immediately impacted by any assumption changes, with the change reflected through the Consolidated Statements of Comprehensive Income as an unlocking adjustment.  These adjustments can be positive or negative, and adjustments increasing the DAC asset are limited to amounts previously deferred plus interest accrued through the date of the adjustment.
We also consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system enhancements.  We consider such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality.  To the extent they represent such improvements, these items are applied to DAC, VOBA, and DRL in a manner similar to unlocking adjustments.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables summarize the effects of the refinements in estimates on all products and unlocking of assumptions on interest sensitive products in the Consolidated Statements of Comprehensive Income for the years ended December 31.  Positive numbers are increases to income and negative numbers are reductions to income.
	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
2019:
Unlocking	$(350)	$(538)	$763	$(125)
Refinement in estimate	708	—	17	725
	$358	$(538)	$780	$600

	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
2018:
Unlocking	$(884)	$(644)	$920	$(608)
Refinement in estimate	71	—	—	71
	$(813)	$(644)	$920	$(537)

	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
2017:
Unlocking	$(344)	$(1,246)	$(46)	$(1,636)
Refinement in estimate	(1,378)	—	2,004	626
	$(1,722)	$(1,246)	$1,958	$(1,010)
The unlocking in 2019 primarily resulted from unlocking surrender rates and reinsurance as well as refinements of expense loads.  These were partially offset by interest rate fluctuations.  The unlocking in 2018 primarily resulted from interest rate fluctuations.  The unlocking and refinements in 2017 were primarily driven by low interest rates and the implementation of specific cost of insurance charges for certain plans.  In addition, we recorded a $0.2 million reserve decrease in 2019, a $0.2 million reserve increase in 2018, and a $0.3 million reserve increase in 2017 related to the impacts of unlocking.
Additional refinements were made in 2019 as a result of the completed review of Grange Life valuation models.  Most refinements were the result of replacing simpler, more aggregate type calculations or assumptions with more detailed plan specifications or assumptions.  We recorded a $3.2 million reserve decrease in 2019 related to the Grange Life model refinements.  In addition, these refinements resulted in a $0.4 million increase in DAC included in the table above.
The impact to pre-tax income of all adjustments related to unlocking and refinements in estimates, including insurance revenues, amortization of DAC and VOBA, and policy holder benefits, was an increase of $4.1 million in 2019, a decrease of $0.7 million in 2018, and a decrease of $1.3 million in 2017.
Pensions and Other Postemployment Benefits (OPEB)
The measurement of pension and other postemployment benefit obligations and costs depends on a variety of assumptions.  Changes in the valuation of pension obligations and assets supporting this obligation can significantly impact the funded status.  Assumptions are made regarding the discount rate, expected long-term rate of return on plan assets, health care claim costs, health care cost trends, retirement rates, and mortality.  Generally, the discount rate, expected return on plan assets, and mortality tables have the most significant impact on the cost.  The components of benefit cost are included in Operating Expenses in the Consolidated Statements of Comprehensive Income.  See Note 13 - Pensions and Other Postemployment Benefits for further details.
Separate Accounts and Guaranteed Minimum Withdrawal Benefits (GMWB)
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues to the Company from separate accounts are derived from directly-issued policies and contracts, as well as reinsurance assumed business.  These revenues consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The rider is considered to be a financial derivative and, as such, is accounted for at fair value.  The value of the rider will fluctuate depending on market conditions, but is principally impacted by stock market volatility, interest rates, and equity market returns.  The change in value could have a material impact on earnings.  See Note 5 for further details.
Reinsurance
Consistent with the general practice of the life insurance industry, we enter into traditional indemnity reinsurance agreements with other insurance companies to support sales of selected new products and the in force business.  We cede reinsurance in force on all of the following bases: automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis.  See Note 15 - Reinsurance for additional information pertaining to our significant reinsurers, along with additional information pertaining to reinsurance.
Future policy benefits are not reduced for reinsurance ceded in the Consolidated Balance Sheets.  A reinsurance recoverable is established for these items.  Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits, and policyholder account balances.  All insurance related revenues, benefits, and expenses are reported net of reinsurance ceded in the Consolidated Statements of Comprehensive Income.
We have two large reinsurance assumed arrangements.  We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  These assumed policies and contracts are accounted for in a manner similar to that used for direct business.  We also acquired a block of variable universal life insurance policies and variable annuity contracts in 2013.  We receive fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions.  Also, as required under modified coinsurance transaction accounting, the separate account fund balances are not recorded as separate accounts on our financial statements.  The coinsurance portion of the transaction, which is invested in our fixed funds, is included in Future Policy Benefits in the Consolidated Balance Sheets.  We record these fixed fund accounts as a separate block under our general accounts.  We receive fees on both the separate accounts and the fixed fund accounts.
Property and Equipment
Property and equipment are stated at cost, depreciated over estimated useful lives using the straight-line method, and are included in Other Assets in the Consolidated Balance Sheets.  The home office is depreciated over 10 years to 50 years and furniture and equipment is depreciated over 3 years to 10 years.  The following table provides information about property and equipment at December 31.
	2019	2018
Land	$766	$766
Home office complex	21,562	21,126
Furniture and equipment	35,373	38,050
	57,701	59,942
Accumulated depreciation	(35,198)	(31,958)
Property and equipment	$22,503	$27,984
Depreciation expense totaled $2.5 million during 2019, $1.8 million during 2018, and $1.5 million during 2017.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Recognition of Revenues
Premiums
Premiums for traditional life insurance products are reported as revenue when due.  Premiums for immediate annuities with life contingencies are reported as revenue when received.  Premiums on accident and health, disability, and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.  Premiums are reported net of reinsurance, as applicable.
Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues, and surrender charges on policyholder account balances.  Cost of insurance relates to charges for mortality.  These charges are applied to the excess of the mortality benefit over the account value for universal life policies.  Expense loads are amounts that are assessed against the policyholder balance as consideration for origination and maintenance of the contract.  Surrender charges are fees on policyholder account balances upon cancellation or withdrawal of policyholder account balances consistent with policy terms.
An additional component of contract charges is the recognition over time of the DRL for certain fixed and variable universal life policies.  This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Comprehensive Income in a manner similar to the amortization of DAC.  If it is determined that it is appropriate to change the assumptions of future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated, and unlocking adjustments often reflect revisions to multiple assumptions.  In addition, we may also consider refinements in estimates for other unusual or one-time occurrences, such as administrative or actuarial system upgrades.  These items are applied to the appropriate financial statement line items, similar to unlocking adjustments.
Deposits
Deposits related to universal life, fixed annuity contracts, and investment-type products are credited to policyholder account balances.  Deposits are not recorded as revenue and are shown as a Financing Activity in the Consolidated Statements of Cash Flows.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration, and surrender charges, and are recognized in the period in which the benefits and services are provided as contract charges in the Consolidated Statements of Comprehensive Income.
Revenues from Contracts with Customers
We have certain types of non-insurance and non-investment revenue from contracts with customers.  These revenues are recognized when obligations under the terms of the contract are satisfied.  The amount of revenue recognized reflects the consideration we expect to be entitled to in exchange for those services.  For these revenues, the performance obligation is fulfilled as services are rendered.  These revenues equaled less than 1% of our total revenues for the years ended December 31, 2019 and December 31, 2018 and are not material to our consolidated financial statements.
Realized Gains (Losses)
We realize investment gains and losses from several sources, including write-downs of investments, the change in the allowance for mortgage loan losses, sales of investment securities and real estate, and the change in fair value of equity securities and derivative instruments.
Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return that includes Kansas City Life, Sunset Life, Old American, and non-life insurance companies.  Grange Life files a separate federal income tax return.
Deferred income taxes are recorded based on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.
On December 22, 2017, the United States enacted tax reform legislation through the Tax Cuts and Jobs Act (TCJA), which significantly changed the existing U.S. tax laws, including a reduction in the corporate tax rate from 35% to 21%, as well as other changes.  As a result of enactment of the legislation, the Company incurred an additional one-time tax expense increase during the fourth quarter of 2018, primarily related to the remeasurement of certain deferred tax assets and liabilities.  The change in tax as a result of tax reform was a $30.5 million benefit and a $0.3 million expense as of December 31, 2017 and December 31, 2018, respectively.  For additional information, please see Note 12 - Income Taxes.
Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future deductible differences relating to unrealized losses on investment securities.  We evaluate the character and timing of unrealized gains and losses to determine whether future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of an appropriate amount and character is not expected.

2. Acquisition
On October 1, 2018, the Company acquired all of the issued and outstanding stock of Grange Life Insurance Company (Grange Life) from Grange Mutual Casualty Company, for approximately $75 million, subject to certain adjustments under the terms of the agreement.  Additionally, the agreement provides for performance-related contingent consideration based on certain future revenues of both Grange Life and the Company over a three-year period from the closing date.
The purchase price was reduced $1.7 million during 2019 to settle certain items under the terms of the agreement.  Management established a contingent commission expense liability of $1.0 million during 2019, resulting in a total purchase price of approximately $74 million.
The acquisition resulted in goodwill, which is included in Other Assets in the Consolidated Balance Sheets.  Goodwill was valued at  $43.0 million at December 31, 2018.  During 2019, goodwill was reduced $0.7 million, the net of the purchase price adjustments mentioned above, resulting in a balance of $42.3 million at December 31, 2019.  None of the goodwill is expected to be deductible for tax purposes.
The acquisition generated an amortizable intangible asset, which is the difference between the fair value and book value of the net reserve liabilities acquired.  We evaluated the fair value and book value of all other assets and liabilities acquired and no other intangible assets were recognized at acquisition.  The intangible asset was valued at $20.0 million at December 31, 2019 and $21.1 million at December 31, 2018 and is included in Other Assets in the Consolidated Balance Sheets.
Grange Life is domiciled in the state of Ohio and is licensed in 15 states to sell traditional life insurance, universal life products, and fixed annuities.  The Ohio Department of Insurance approved the transaction.  The acquisition of Grange Life expanded our existing block of business and our insurance sales through access to a wider distribution network of independent agents.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Grange Life is included in the Individual Insurance segment.  The following table presents the Grange Life assets and liabilities acquired on October 1, 2018.  The pro forma combined revenue and earnings of the Company and Grange Life, and other disclosures as may be required, for the current reporting periods as though the acquisition date had been as of January 1, 2018 are not disclosed in this Annual Report.  The disclosure of this information is impracticable because Grange Life has not historically prepared GAAP financial statements.
Investments:
Fixed maturity securities available for sale, at fair value	$288,150
Policy loans	12,106
Short-term investments	13,587
Total investments	313,843

Cash	12,073
Reinsurance recoverables	233,486
Other assets	39,658
Total assets	599,060

Future policy benefits:
Life insurance	311,351
Immediate annuities	1,368
Accident and health insurance	1,017
Policyholder account balances:
Universal life insurance	172,449
Fixed annuities	54,593
Policy and contract claims	8,849
Other liabilities	17,933
Total liabilities	567,560

Net assets acquired	$31,500

The operating results of Grange Life were combined with our operating results subsequent to the acquisition date. Approximately $15.5 million of total revenues and $15.2 million of total benefits, expenses, and income taxes from Grange Life were included in the Consolidated Statements of Comprehensive Income for the year ended December 31, 2018.
3. New Accounting Pronouncements
Accounting Pronouncements Adopted During 2019
In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016-02 Leases (Topic 842).  Topic 842 includes a lessee model that requires most leases to be reported on the balance sheet.  This guidance, including subsequently issued amendments, became effective for fiscal years beginning after December 15, 2018 and interim periods within those fiscal years.  We adopted this guidance effective January 1, 2019 with no material impact to our consolidated financial statements.
In January 2017, the FASB issued ASU No. 2017-04 Simplifying the Test for Goodwill Impairment.  This update simplified the subsequent measurement of goodwill by eliminating Step 2 from the goodwill impairment test.  Under Step 2, an entity had to perform procedures to determine the fair value at the impairment testing date of its assets and liabilities following the procedure that would be required in determining the fair value of assets acquired and liabilities assumed in a business combination.  This update also eliminated the requirements for any reporting unit with a zero or negative carrying amount to perform a qualitative assessment.  This guidance is effective for fiscal years beginning after December 15, 2020, with early adoption allowed.  We early-adopted this guidance effective January 1, 2019 with no material impact to our consolidated financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
In March 2017, the FASB issued ASU No. 2017-08 Premium Amortization on Purchased Callable Debt Securities.  The amortization period for premiums is being shortened to the earliest call date.  This guidance became effective for fiscal years, and interim periods within those years, beginning after December 15, 2018.  We adopted this guidance effective January 1, 2019 with no material impact to our consolidated financial statements.
Accounting Pronouncements Issued, Not Yet Adopted
In June 2016, the FASB issued ASU No. 2016-13 Measurement of Credit Losses on Financial Instruments.  Under this guidance, the incurred loss impairment methodology currently used for loans and other financial instruments will be replaced by a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information concerning our credit loss estimates.  The measurement of expected credit losses will be based on current, historical, and forecasted information that impacts the collectability of the reported amount.  Any credit losses related to available for sale debt securities will be recorded through a valuation allowance that is established and adjusted over time.  The valuation allowance will be based on the probability of loss over the life of the instrument.  Our investments subject to this guidance include, but are not limited to, fixed maturity securities available for sale, mortgage loans, and reinsurance recoverables.  Additional disclosures will be required to provide information regarding significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards of an organization's portfolio.  The original effective date for this guidance, including subsequently issued amendments, was for fiscal years beginning after December 15, 2020 and interim periods within those fiscal years.  In November 2019, the FASB deferred the effective date of this guidance to fiscal years beginning after December 15, 2022, including interim periods within those fiscal years.  We are currently evaluating this guidance.
In August 2018, the FASB issued ASU No. 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts.  This update modifies the existing recognition, measurement, presentation, and disclosure requirements in ASC 944 Financial Services - Insurance (Topic 944).  It focuses on improving the timeliness of recognizing changes in the liability for future policy benefits and requires that the discount rate assumption be updated at each reporting date.  It simplifies the accounting for certain market-based options or guarantees associated with deposit contracts by requiring insurance entities to measure them at fair value.  It also simplifies the amortization of deferred acquisition costs by requiring amortization on a constant level basis over the expected term of the related contracts.  The original effective date for this guidance was for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020.  In November 2019, the FASB deferred the effective date of this guidance to fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024.  We are currently evaluating this guidance.
In August 2018, the FASB issued ASU No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement.  This update modifies the disclosure requirements for fair value measurements in ASC Topic 820 Fair Value Measurement.  Specific fair value measurement disclosure requirements are removed, modified, or added.  This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019.  The Company adopted this guidance effective January 1, 2020.  The guidance will not impact our earnings or financial position as the modifications only impact disclosures.
In August 2018, the FASB issued ASU No. 2018-14 Disclosure Framework - Changes to the Disclosure Requirements for Defined Benefit Plans.  This update modifies the disclosure requirements in ASC Subtopic 715-20 Compensation - Retirement Benefits - Defined Benefit Plans for employers that sponsor defined benefit pension or other postretirement plans.  Specific fair value measurement disclosure requirements are removed, added, or clarified.  This guidance is effective for fiscal years ending after December 15, 2020.  We are currently evaluating this guidance.  However, it will not impact our earnings or financial position as the modifications only impact disclosures.
All other new accounting standards and updates of existing standards issued through the date of this filing were considered by management and did not relate to accounting policies and procedures pertinent to us at this time or were not expected to have a material impact to the consolidated financial statements.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

4. Investments

Fixed Maturity Securities
Securities by Asset Class
The following table provides amortized cost and fair value of fixed maturity securities by asset class at December 31, 2019.
	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and
obligations of U.S. Government	$180,659	$11,666	$19	$192,306
Federal agencies [1]	1,379	107	—	1,486
Federal agency issued residential
mortgage-backed securities [1]	107,865	8,491	53	116,303
Subtotal	289,903	20,264	72	310,095
Corporate obligations:
Industrial	438,868	22,366	79	461,155
Energy	162,863	11,627	6	174,484
Communications and technology	231,255	17,265	5	248,515
Financial	365,621	21,775	454	386,942
Consumer	653,215	31,352	348	684,219
Public utilities	288,736	20,807	383	309,160
Subtotal	2,140,558	125,192	1,275	2,264,475
Corporate private-labeled residential
mortgage-backed securities	18,420	1,844	—	20,264
Municipal securities	240,057	28,303	165	268,195
Other	76,417	1,059	1,444	76,032
Redeemable preferred stocks	11,501	575	—	12,076
Total	$2,776,856	$177,237	$2,956	$2,951,137
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides amortized cost and fair value of fixed maturity securities by asset class at December 31, 2018.
	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and
obligations of U.S. Government	$179,208	$4,320	$382	$183,146
Federal agencies [1]	2,326	64	—	2,390
Federal agency issued residential
mortgage-backed securities [1]	108,943	4,120	146	112,917
Subtotal	290,477	8,504	528	298,453
Corporate obligations:
Industrial	479,823	6,978	7,110	479,691
Energy	166,231	4,461	4,362	166,330
Communications and technology	247,487	5,655	3,810	249,332
Financial	293,089	3,731	7,446	289,374
Consumer	594,892	4,717	13,963	585,646
Public utilities	266,358	6,265	6,728	265,895
Subtotal	2,047,880	31,807	43,419	2,036,268
Corporate private-labeled residential
mortgage-backed securities	26,849	1,993	—	28,842
Municipal securities	246,815	16,557	1,693	261,679
Other	67,338	169	2,080	65,427
Redeemable preferred stocks	14,501	—	1,091	13,410
Total	$2,693,860	$59,030	$48,811	$2,704,079
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
 Contractual Maturities
The following table provides the distribution of maturities for fixed maturity securities available for sale.  Expected maturities may differ from these contractual maturities since issuers or borrowers may have the right to call or prepay obligations.
	December 31, 2019		December 31, 2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$131,443	$132,475	$118,311	$119,083
Due after one year through five years	771,772	802,526	777,498	779,903
Due after five years through ten years	1,061,818	1,131,759	1,088,868	1,080,109
Due after ten years	593,664	649,790	493,252	502,078
Securities with variable principal payments	206,658	222,511	201,430	209,496
Redeemable preferred stocks	11,501	12,076	14,501	13,410
Total	$2,776,856	$2,951,137	$2,693,860	$2,704,079

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Unrealized Losses on Investments
At the end of each quarter, all fixed maturity securities are reviewed to determine whether impairments exist and whether other-than-temporary impairments should be recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  A formal review document is prepared no less often than quarterly of all investments where fair value is less than 80% of amortized cost for six months or more and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.
We consider relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include but are not limited to:
•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent and the length of time the fair value has been below amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines in the issuer’s revenues, margins, cash positions, liquidity issues, asset quality, debt levels, and income results;

•	Significant management or organizational changes of the issuer;
•	Significant uncertainty regarding the issuer’s industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports timely recovery;
•	The intent and ability to hold a security until it recovers in value;
•	Whether we intend to sell a fixed maturity security and whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of the amortized cost basis; and
•	Other business factors related to the issuer’s industry.
To the extent we determine that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to earnings in the Consolidated Statements of Comprehensive Income and the cost basis of the underlying investment is reduced.  The portion of such impairment that is determined to be non-credit-related is reflected in other comprehensive income (loss) and accumulated other comprehensive income (loss).
There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary, and determining the portion of an other-than-temporary impairment that is due to credit.  These risks and uncertainties include but are not limited to:
•	The risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and credit enhancement levels and recovery values do not provide sufficient protection to contractual principal and interest;

•
The risk that fraudulent, inaccurate, or misleading information could be provided to our credit, investment, and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that actions of trustees, custodians, or other parties with interests in the security may have an unforeseen adverse impact on our investments;
•	The risk that new information obtained or changes in other facts and circumstances may lead us to change our intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that we will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the portion of impairments due to credit prove, over time, to be inaccurate or insufficient.
Any of these situations could result in a charge to income in a future period.
Once a security is determined to have met certain of the criteria for consideration as being other-than-temporarily impaired, further information is gathered and evaluated pertaining to the particular security.  If the security is an unsecured obligation, the additional research is a top-down approach with particular emphasis on the likelihood of the issuer to meet the contractual terms of the obligation.  If the security is secured by an asset or guaranteed by another party, the value of the underlying secured asset or the financial ability of the third-party guarantor is evaluated as a secondary source of repayment.  Such research is based upon a top-down approach, narrowing to the specific estimates of value and cash flow of the underlying secured asset or guarantor.  If the security is a collateralized obligation, such as a mortgage-backed or other asset-backed instrument, research is also conducted to

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
obtain and analyze the performance of the collateral relative to expectations at the time of acquisition and with regard to projections for the future.  Such analyses are based upon historical results, trends, comparisons to collateral performance of similar securities, and analyses performed by third parties.  This information is used to develop projected cash flows that are compared to the amortized cost of the security.
We may selectively determine that we no longer intend to hold a specific issue to its maturity.  If we make this determination and the fair value is less than the cost basis, the investment is written down to the fair value and an other-than-temporary impairment is recorded.  Subsequently, we seek to obtain the best possible outcome available for this specific issue and record an investment gain or loss at the disposal date.  The Company recorded a $0.6 million impairment of this kind in the year ended December 31, 2019.  No impairments of this kind were recorded in the years ended December 31, 2018 or December 31, 2017.
A discounted future cash flow calculation becomes the primary determinant of whether any portion and to what extent an unrealized loss is due to credit on loan-backed and similar asset-backed securities.  Such indications typically include below investment grade ratings and significant unrealized losses for an extended period of time, among other factors.  We identified 10 non-U.S. agency mortgage-backed securities that were determined to have such indications at December 31, 2019.  We identified 13 non-U.S. agency mortgage-backed securities that were determined to have such indications at December 31, 2018.  A discounted future cash flow analysis was performed for each of these securities to determine if any portion of the impairment was due to credit and deemed to be other-than-temporary.  The discount rate used in calculating the present value of future cash flows was the investment yield at the time of purchase for each security.  The initial default rates were assumed to remain constant or grade down over time, reflecting our estimate of stabilized collateral performance in the future for such securities.  An impairment is recognized as a realized loss in the Consolidated Statements of Comprehensive Income and the carrying value of the security is written down by the same amount.  The portion of an impairment that is determined not to be due to credit is recorded as a component of accumulated other comprehensive income (loss) in the Consolidated Balance Sheets.  No impairments of this kind were recorded in the years ended December 31, 2019 or December 31, 2018.  Impairments of this kind totaling less than $0.1 million were recorded in the year ended December 31, 2017.
Significant unrealized losses on securities can continue for extended periods of time, particularly for certain individual securities.  While this can be an indication of potential credit impairments, it can also be an indication of illiquidity in a particular sector or security.  In addition, the fair value of an individual security can be heavily influenced by the complexities of varying market sentiment or uncertainty regarding the prospects for an individual security.  Based upon the process described above, we are best able to determine if and to what extent credit impairment may exist in these securities by performing present value calculations of projected future cash flows at the conclusion of each reporting period.  By reviewing the most recent data available regarding the security and other relevant industry and market factors, we can modify assumptions used in the cash flow projections and determine the best estimate of the portion of any impairment that is due to credit at the conclusion of each period.
We monitor structured securities through a combination of an analysis of vintage, credit ratings, and other factors.  Structured securities include asset-backed, residential mortgage-backed securities, collateralized debt obligations, and other collateralized obligations.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides information regarding fixed maturity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2019.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$6,249	$10	$8,778	$9	$15,027	$19
Federal agency issued residential mortgage-backed securities [1]	2,304	53	15	—	2,319	53
Subtotal	8,553	63	8,793	9	17,346	72
Corporate obligations:
Industrial	6,116	54	3,066	25	9,182	79
Energy	3,078	6	—	—	3,078	6
Communications and technology	1,074	4	1,999	1	3,073	5
Financial	12,327	84	5,520	370	17,847	454
Consumer	22,540	273	8,975	75	31,515	348
Public utilities	21,795	249	5,224	134	27,019	383
Subtotal	66,930	670	24,784	605	91,714	1,275

Municipal securities	12,328	165	—	—	12,328	165
Other	10,298	44	16,100	1,400	26,398	1,444
Total	$98,109	$942	$49,677	$2,014	$147,786	$2,956
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides information regarding fixed maturity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2018.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$14,705	$32	$27,854	$350	$42,559	$382
Federal agency issued residential mortgage-backed securities [1]	922	5	7,135	141	8,057	146
Subtotal	15,627	37	34,989	491	50,616	528
Corporate obligations:
Industrial	111,282	2,274	120,592	4,836	231,874	7,110
Energy	45,514	815	60,229	3,547	105,743	4,362
Communications and technology	65,157	1,057	51,688	2,753	116,845	3,810
Financial	59,036	1,122	115,355	6,324	174,391	7,446
Consumer	157,293	2,723	200,584	11,240	357,877	13,963
Public utilities	39,772	1,289	96,603	5,439	136,375	6,728
Subtotal	478,054	9,280	645,051	34,139	1,123,105	43,419
Municipal securities	9,329	78	46,655	1,615	55,984	1,693
Other	10,908	110	38,856	1,970	49,764	2,080
Redeemable preferred stocks	7,202	299	6,208	792	13,410	1,091
Total	$521,120	$9,804	$771,759	$39,007	$1,292,879	$48,811
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
The following table provides information regarding the number of fixed maturity securities with unrealized losses at December 31.
	2019	2018
Below cost for less than one year	63	258
Below cost for one year or more and less than three years	6	287
Below cost for three years or more	14	13
Total	83	558
We do not consider the unrealized losses related to these securities to be credit-related.  The unrealized losses at both December 31, 2019 and December 31, 2018 primarily related to changes in interest rates and market spreads subsequent to purchase.  A substantial portion of investment securities that have unrealized losses are either corporate debt issued with investment grade credit ratings or other investment securities.  Included in other investment securities are commercial mortgage-backed securities and asset-backed securities.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table summarizes investments in fixed maturity securities available for sale with unrealized losses at December 31, 2019.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$149,834	$147,016	$2,818
Unrealized losses of 20% or less and greater than 10%	908	770	138
Subtotal	150,742	147,786	2,956
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total investment grade	—	—	—
Below investment grade:
Less than twelve months	—	—	—
Twelve months or greater	—	—	—
Total below investment grade	—	—	—
Unrealized losses greater than 20%	—	—	—
Subtotal	150,742	147,786	2,956

Securities owned with realized impairment:
Unrealized losses of 10% or less	—	—	—
Unrealized losses of 20% or less and greater than 10%	—	—	—
Unrealized losses greater than 20%	—	—	—
Subtotal	—	—	—
Total	$150,742	$147,786	$2,956

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table summarizes investments in fixed maturity securities available for sale with unrealized losses at December 31, 2018.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$1,287,248	$1,245,754	$41,494
Unrealized losses of 20% or less and greater than 10%	48,260	42,248	6,012
Subtotal	1,335,508	1,288,002	47,506
Unrealized losses greater than 20%:
Investment grade:
Less than twelve months	908	678	230
Twelve months or greater	—	—	—
Total investment grade	908	678	230
Below investment grade:
Less than twelve months	3,987	2,960	1,027
Twelve months or greater	—	—	—
Total below investment grade	3,987	2,960	1,027
Unrealized losses greater than 20%	4,895	3,638	1,257
Subtotal	1,340,403	1,291,640	48,763

Securities owned with realized impairment:
Unrealized losses of 10% or less	1,287	1,239	48
Unrealized losses of 20% or less and greater than 10%	—	—	—
Unrealized losses greater than 20%	—	—	—
Subtotal	1,287	1,239	48
Total	$1,341,690	$1,292,879	$48,811
The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2019.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$5,946	4%	$56	2%
AA	50,797	34%	1,755	59%
A	50,612	34%	398	14%
BBB	39,446	27%	733	25%
Total investment grade	146,801	99%	2,942	100%
BB	—	—%	—	—%
B and below	985	1%	14	—%
Total below investment grade	985	1%	14	—%
	$147,786	100%	$2,956	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2018.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$66,034	5%	$1,929	4%
AA	189,896	15%	5,885	12%
A	484,822	38%	18,201	37%
BBB	536,458	41%	20,696	42%
Total investment grade	1,277,210	99%	46,711	95%
BB	6,263	—%	733	2%
B and below	9,406	1%	1,367	3%
Total below investment grade	15,669	1%	2,100	5%
	$1,292,879	100%	$48,811	100%
Our residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities that were rated below investment grade represented 43% of the fair value of the total below investment grade securities as of December 31, 2019, compared to 61% at December 31, 2018.
We held no non-income producing securities at December 31, 2019 or December 31, 2018.
We did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2019 or 2018.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following tables identify structured securities by credit ratings for all vintages owned at December 31.
	2019
	Fair Value	Amortized Cost	Unrealized Gains (Losses)
Corporate Private-Labeled Residential MBS:
Investment Grade	$1,626	$1,583	$43
Below Investment Grade	18,638	16,837	1,801
Total residential & non-agency MBS	20,264	18,420	1,844
Other structured securities:
Investment grade	76,032	76,417	(385)
Below investment grade	—	—	—
Total other structured securities	76,032	76,417	(385)
Total structured securities	$96,296	$94,837	$1,459
	2018
	Fair Value	Amortized Cost	Unrealized Gains (Losses)
Corporate Private-Labeled Residential MBS:
Investment Grade	$1,707	$1,704	$3
Below Investment Grade	27,135	25,145	1,990
Total residential & non-agency MBS	28,842	26,849	1,993
Other structured securities:
Investment grade	64,188	66,052	(1,864)
Below investment grade	1,239	1,286	(47)
Total other structured securities	65,427	67,338	(1,911)
Total structured securities	$94,269	$94,187	$82
The following table provides a reconciliation of credit losses recognized in earnings on fixed maturity securities for which a portion of the other-than-temporary impairment loss was recognized in other comprehensive income (loss) for the years ended December 31.
	2019	2018	2017
Credit losses on securities held at the beginning of the year	$4,381	$4,399	$13,224
Additions for increases (decreases) in the credit loss for which an other-than-temporary impairment was previously recognized when there was no intent to sell the security before recovery of its amortized cost basis	584	—	7
Reductions for securities sold	(520)	(18)	(8,819)
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	—	—	(13)
Credit losses on securities held at the end of the year	$4,445	$4,381	$4,399

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides the net unrealized gains (losses) reported in accumulated other comprehensive income (loss) on our investments in securities available for sale, at December 31.
	2019	2018	2017
Net unrealized gains	$174,281	$10,219	$94,110
Amounts resulting from:
DAC, VOBA, and DRL	(16,096)	(1,402)	(12,674)
Policyholder liabilities	(25,480)	(5,244)	(19,616)
Deferred income taxes	(27,866)	(748)	(12,980)
Total	$104,839	$2,825	$48,840

Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.
	2019	2018	2017
Gross investment income:
Fixed maturity securities	$108,421	$100,162	$103,438
Equity securities	1,019	1,013	928
Mortgage loans	28,257	29,260	30,686
Real estate	20,919	21,760	21,669
Policy loans	5,974	5,667	5,421
Short-term investments	1,345	878	296
Other investments	118	120	105
Total	166,053	158,860	162,543
Less investment expenses	(17,704)	(17,545)	(16,718)
Net investment income	$148,349	$141,315	$145,825
Investment Gains (Losses)
The following table provides net investment gains (losses) by major category for the years ended December 31.
	2019	2018	2017
Fixed maturity securities	$2,139	$(367)	$2,470
Equity securities	4,112	(2,005)	1,608
Mortgage loans	293	143	(758)
Real estate	2,589	5,069	1,235
Net investment gains	$9,133	$2,840	$4,555

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides detail concerning investment gains and losses for the year ended December 31.
	2019	2018	2017
Gross gains resulting from:
Sales of investment securities	$138	$228	$837
Investment securities called and other	2,654	1,282	2,127
Real estate	2,589	4,754	1,236
Disposal of affordable housing real estate joint venture	—	315	—
Total gross gains	5,381	6,579	4,200
Gross losses resulting from:
Sales of investment securities	(62)	(1,839)	(449)
Investment securities called and other	(7)	(70)	(5)
Sale of real estate and joint ventures	—	—	(1)
Mortgage loans	—	(807)	(12)
Total gross losses	(69)	(2,716)	(467)
Change in allowance for loan losses	293	950	(746)
Change in fair value:
Equity securities	847	(735)	—
Derivative instruments	3,265	(1,238)	1,575
Total change in fair value	4,112	(1,973)	1,575
Net realized investment gains, excluding other-than-temporary impairment losses	9,717	2,840	4,562
Net impairment losses recognized in earnings:
Other-than-temporary impairment losses on fixed maturity securities	(580)	—	—
Portion of loss recognized in other comprehensive income (loss)	(4)	—	(7)
Net other-than-temporary impairment losses recognized in earnings	(584)	—	(7)
Net investment gains	$9,133	$2,840	$4,555

The portion of loss recognized in other comprehensive income (loss) represents the non-credit portion of current or prior other-than-temporary impairment.  Other-than-temporary impairments of $0.6 million were recorded in earnings during the year ended December 31, 2019.  No other-than-temporary impairments were recorded in earnings during the year ended December 31, 2018.  Corporate private-labeled residential mortgage-backed and other securities had impairments recorded in earnings of less than $0.1 million during the year ended December 31, 2017.
Proceeds from Sales of Investment Securities
The following table provides proceeds from the sale of fixed maturity and equity securities, excluding maturities and calls, for the years ended December 31.  The increase in proceeds in 2018 primarily reflected the sale of fixed maturity securities to fund the acquisition of Grange Life.
	2019	2018	2017
Proceeds	$9,615	$83,145	$35,655
Mortgage Loans
Investments in mortgage loans totaled $577.7 million at December 31, 2019, compared to $639.6 million at December 31, 2018.  Our mortgage loans are secured by commercial real estate and are stated at cost, adjusted for premium amortization and discount accretion, less an allowance for loan losses.  We believe this allowance is at a level adequate to absorb estimated credit losses and was $2.8 million at December 31, 2019 and $3.1 million at December 31, 2018.  The decrease in the allowance for loan losses reflects a reduction in the mortgage loan portfolio.  Our periodic evaluation and assessment of the adequacy of the allowance is

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors.  Please see Note 6 - Financing Receivables for additional information.  We do not hold mortgage loans from any single borrower that exceed 5% of stockholders' equity.
We had 15% of our total investments in commercial mortgage loans at December 31, 2019 compared to 17% at December 31, 2018.  New commercial loans, including refinanced loans, totaled $29.7 million during 2019 and $69.7 million during 2018.  The level of new commercial mortgage loans in any year is influenced by market conditions, as we respond to changes in interest rates, available spreads, borrower demand, and opportunities to acquire loans that meet our yield and quality thresholds.
In addition to the subject collateral underlying the mortgage, we may require some amount of recourse from borrowers as another potential source of repayment should the loan default.  Any recourse requirement deemed necessary is determined as part of the underwriting requirements of each loan.  We added 14 new loans to the portfolio during 2019, and 69% of the total balance of these loans had some amount of recourse requirement.  The average loan-to-value ratio for the overall portfolio was 47% at December 31, 2019, up from 45% at December 31, 2018.  These ratios are based upon the current balance of loans relative to the appraisal of value at the time the loan was originated or acquired.  Additionally, we may receive fees when borrowers prepay their mortgage loans.  The average loan balance was $1.7 million at December 31, 2019 and $1.8 million at December 31, 2018.  We have certain mortgage loans that have an unamortized premium, totaling $0.1 million at both December 31, 2019 and December 31, 2018.
The following table identifies the gross mortgage loan principal outstanding and the allowance for loan losses at December 31.
	2019	2018
Principal outstanding	$580,535	$642,688
Allowance for loan losses	(2,836)	(3,129)
Carrying value	$577,699	$639,559
The following table summarizes the amount of mortgage loans at December 31, segregated by year of origination.  Purchased loans are shown in the year acquired by the Company, although the individual loans may have been initially originated in prior years.
	2019	% of Total	2018	% of Total
Prior to 2011	$16,131	3%	$34,664	5%
2011	23,347	4%	28,691	4%
2012	42,054	7%	57,854	9%
2013	31,109	5%	36,720	6%
2014	33,954	6%	42,340	7%
2015	98,288	17%	116,628	18%
2016	136,019	23%	148,803	23%
2017	104,592	18%	108,127	17%
2018	65,560	11%	68,861	11%
2019	29,481	6%	—	—%
Principal outstanding	$580,535	100%	$642,688	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table identifies mortgage loans by geographic location at December 31.
	2019	% of Total	2018	% of Total
Pacific	$115,868	20%	$131,594	20%
South Atlantic	88,154	15%	98,430	15%
East north central	83,758	14%	86,487	13%
West south central	82,542	14%	105,927	17%
West north central	67,408	12%	71,833	11%
Middle Atlantic	59,610	10%	61,219	10%
Mountain	45,552	8%	53,697	8%
East south central	29,258	5%	29,758	5%
New England	8,385	2%	3,743	1%
Principal outstanding	$580,535	100%	$642,688	100%
The following table identifies the concentration of mortgage loans by state greater than 5% of total at December 31.
	2019	% of Total	2018	% of Total
California	$92,618	16%	$105,735	16%
Texas	81,741	14%	102,638	16%
Minnesota	50,966	9%	54,652	9%
Ohio	38,983	7%	39,028	6%
New Jersey	33,883	6%	36,247	6%
Georgia	24,513	4%	30,760	5%
All others	257,831	44%	273,628	42%
Principal outstanding	$580,535	100%	$642,688	100%
The following table identifies mortgage loans by property type at December 31.
	2019	% of Total	2018	% of Total
Industrial	$386,688	67%	$414,076	64%
Office	125,013	22%	149,898	23%
Medical	19,497	3%	19,775	3%
Other [1]	49,337	8%	58,939	10%
Principal outstanding	$580,535	100%	$642,688	100%
1  The Other category consists principally of apartments and retail properties.
The following table identifies mortgage loans by maturity at December 31.
	2019	% of Total	2018	% of Total
Due in one year or less	$3,184	1%	$21,397	3%
Due after one year through five years	41,566	7%	54,671	9%
Due after five years through ten years	166,175	29%	128,713	20%
Due after ten years	369,610	63%	437,907	68%
Principal outstanding	$580,535	100%	$642,688	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table identifies the commercial mortgage portfolio by current loan balance as a percentage of the appraised value at the time of origination at December 31.
	2019	% of Total	2018	% of Total
70% or greater	$87,776	15%	$70,347	11%
50% to 69%	292,982	50%	348,033	54%
Less than 50%	199,777	35%	224,308	35%
Principal outstanding	$580,535	100%	$642,688	100%
We diversify our commercial mortgage loan portfolio both geographically and by property type to reduce certain risks, including local and regional physical and economic exposures.  However, diversification may not always sufficiently mitigate these risks.  Concentration risk exposes us to potential losses from an economic downturn, certain catastrophes, and natural disasters that may affect geographic locations where we have mortgage loans.  We would not expect an occurrence in any of these geographic locations to have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that such risks could not have such material adverse effects.
Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup.  In some states, such a lien has priority over the lien of an existing mortgage against such property.  As a commercial mortgage lender, we customarily conduct environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate.  Based on our environmental assessments, we believe that any compliance costs associated with environmental laws and regulations or any remediation of affected properties would not have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that material compliance costs will not be incurred.
We may refinance commercial mortgage loans prior to contractual maturity as a means of retaining loans that meet our underwriting and pricing parameters.  We refinanced four loans with a total outstanding balance of $4.7 million during the year ended December 31, 2019.  We refinanced one loan with an outstanding balance of $4.2 million during the year ended December 31, 2018.  None of these refinancings were the result of troubled debt restructuring.
In the normal course of business, we commit to fund commercial mortgage loans generally up to 120 days in advance.  These commitments typically have fixed expiration dates.  A small percentage of commitments expire due to the borrower's failure to deliver the requirements of the commitment by the expiration date.  In these cases, the commitment fee is retained.  For additional information, please see Note 21 - Commitments, Contingent Liabilities, Guarantees, and Indemnifications.

Real Estate
The following table provides information concerning real estate investments by major category at December 31.
	2019	2018
Land	$33,955	$34,063
Buildings	170,055	168,365
Less accumulated depreciation	(46,431)	(42,766)
Real estate, commercial	157,579	159,662
Real estate, joint ventures	25,437	27,332
Total	$183,016	$186,994
Investment real estate is depreciated on a straight-line basis over periods ranging from 3 years to 60 years.  We had real estate sales of $2.7 million during 2019, $12.5 million during 2018, and $2.1 million during 2017.
We had $25.4 million in real estate joint ventures at December 31, 2019, compared with $27.3 million at December 31, 2018.  We are the holder of all shares in three subsidiary real estate joint ventures with a combined carrying value of $20.3 million at December 31, 2019 and $20.7 million at December 31, 2018.  Each of the three subsidiaries holds a 50% interest in these separate joint ventures and all are based in Urbandale, Iowa.  The Company periodically reviews its real estate and real estate joint ventures for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value.  For equity method investees, we consider financial and other information provided

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

by the investee as well as other known information, including recent market activity and prospects for future activity, in determining whether an impairment has occurred.  Based on our reviews performed, we concluded that no impairment existed as of December 31, 2019 or 2018.
We had non-income producing commercial real estate, consisting of vacant properties and properties under development, of $10.0 million at December 31, 2019, compared to $14.7 million at December 31, 2018.  In addition, $11.6 million of our real estate joint ventures were non-income producing at December 31, 2019 compared to $12.0 million at December 31, 2018.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

5. Fair Value Measurements
Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date.  We maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.
We categorize our financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:
Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from a third-party pricing service or inputs that are observable or derived principally from or corroborated by observable market data.
Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect our assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.
Assets
Fixed Maturity and Equity Securities
Fixed maturity securities available for sale and equity securities are recorded at fair value on a recurring basis.  Fair value measurement is based upon unadjusted quoted prices, if available, except as described in the subsequent paragraphs.
Short-Term Investments
Short-term investments include highly-liquid investments in institutional money market funds that are carried at NAV.  The carrying value of short-term investments approximates the fair value and are categorized as Level 1.  Fair value is provided for disclosure purposes only.
Other Investments
Other investments include hedge positions classified as derivatives that are established in relation to the Company's indexed universal life portfolio.  These positions are recorded at fair value and are classified as Level 3.

Separate Accounts
The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  This is the value at which a policyholder could transact with the issuer on that date.  Separate accounts are categorized as Level 2.
Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
The fair values of supplementary contracts and annuities without life contingencies are estimated to be the present value of payments at a market yield.  The fair values of deposits with no stated maturity are estimated to be the amount payable on demand at the measurement date.  These liabilities are categorized as Level 3.  We have not estimated the fair value of the liabilities under contracts that involve significant mortality or morbidity risks, as these liabilities fall within the definition of insurance contracts.  Insurance contracts are excluded from financial instruments that require disclosures of fair value.
Reserves established in relation to the Company's hedge positions on its indexed universal life portfolio are considered to be financial derivatives and are accounted for at fair value.  These reserves are classified as level 3.
Guaranteed Minimum Withdrawal Benefits Included in Other Policyholder Funds
Fair value for GMWB rider contracts is a Level 3 valuation, as it is based on models which utilize significant unobservable inputs.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for volatility, risk, and issuer non-performance.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Determination of Fair Value
We utilized external third-party pricing services at both December 31, 2019 and December 31, 2018 to determine the majority of our fair values on fixed maturity and equity securities.  At December 31, 2019, approximately 96% of the carrying value of these investments was from an external pricing service, 3% was from brokers, and 1% was derived from internal matrices and calculations.   At December 31, 2018, approximately 97% of the carrying value of these investments was from an external pricing service, 2% was from brokers, and 1% was derived from internal matrices and calculations.  We review prices received from service providers for reasonableness and unusual fluctuations but generally accept the price identified from the pricing service.  In the event a price is not available from the third-party pricing service, we pursue external pricing from brokers.  Generally, we pursue and utilize only one broker quote per security.  In doing so, we solicit only brokers which have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, we determine a fair value through various valuation techniques that may include discounted cash flows, spread-based models, or similar techniques, depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  We utilize available market information, wherever possible, to identify inputs into the fair value determination, primarily prices and spreads on comparable securities.
Each quarter, we evaluate the prices received from the third-party pricing service and independent brokers to ensure that the prices represent a reasonable estimate of the fair value within the macro-economic environment, sector factors, and overall pricing trends and expectations.  We corroborate and validate the pricing source through a variety of procedures that include but are not limited to: comparison to brokers, where possible; a review of third-party pricing service methodologies; back testing; in-depth specific analytics on randomly selected issues; and comparison of prices to actual trades for specific securities where observable data exists.  In addition, we analyze the third-party pricing service's methodologies and related inputs and also evaluate the various types of securities in our investment portfolio to determine an appropriate fair value hierarchy.  Finally, we also perform additional evaluations when individual prices fall outside tolerance levels when comparing prices received from the third-party pricing service.
Fair value measurements for assets and liabilities where limited or no observable market data exists are calculated using our own estimates and are categorized as Level 3.  These estimates are based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability, and other pertinent factors.  Therefore, these estimates cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.
Our own estimates of fair value of fixed maturity and equity securities may be derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity, and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to us by fund managers.
The fair value of the GMWB embedded derivative is calculated using a discounted cash flow valuation model that projects future cash flows under multiple risk neutral stochastic equity scenarios.  The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations.  The equity correlations are based on historical price observations.  For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience.  The mortality assumption uses the 2012 Individual Annuity Reserving Table.  The present value of cash flows is determined using the discount rate curve, based upon London Interbank Offered Rate (LIBOR) plus a credit spread.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Categories Reported at Fair Value
The following tables present the fair value hierarchy for those assets and liabilities reported at fair value on a recurring basis at December 31.
	2019
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$15,745	$176,561	$—	$192,306
Federal agencies [1]	—	1,486	—	1,486
Federal agency issued residential mortgage-backed securities [1]	—	116,303	—	116,303
Subtotal	15,745	294,350	—	310,095
Corporate obligations:
Industrial	—	461,155	—	461,155
Energy	—	174,484	—	174,484
Communications and technology	—	248,515	—	248,515
Financial	—	386,942	—	386,942
Consumer	—	684,219	—	684,219
Public utilities	—	309,160	—	309,160
Subtotal	—	2,264,475	—	2,264,475
Corporate private-labeled residential mortgage-backed securities	—	20,264	—	20,264
Municipal securities	—	268,195	—	268,195
Other	—	76,032	—	76,032
Redeemable preferred stocks	—	12,076	—	12,076
Fixed maturity securities	15,745	2,935,392	—	2,951,137
Equity securities	483	10,789	—	11,272
Short-term investments	75,426	—	—	75,426
Other investments	—	—	4,363	4,363
Separate account assets	—	431,201	—	431,201
Total	$91,654	$3,377,382	$4,363	$3,473,399

Percent of total	3%	97%	—%	100%

Liabilities:
Policyholder account balances:
Indexed universal life	$—	$—	$3,603	$3,603
Other policyholder funds:
Guaranteed minimum withdrawal benefits	—	—	(959)	(959)
Separate account liabilities	—	431,201	—	431,201
Total	$—	$431,201	$2,644	$433,845
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	2018
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$25,251	$157,895	$—	$183,146
Federal agencies [1]	—	2,390	—	2,390
Federal agency issued residential mortgage-backed securities [1]	—	112,917	—	112,917
Subtotal	25,251	273,202	—	298,453
Corporate obligations:
Industrial	—	479,691	—	479,691
Energy	—	166,330	—	166,330
Communications and technology	—	249,332	—	249,332
Financial	—	289,374	—	289,374
Consumer	—	585,646	—	585,646
Public utilities	—	265,895	—	265,895
Subtotal	—	2,036,268	—	2,036,268
Corporate private-labeled residential mortgage-backed securities	—	28,842	—	28,842
Municipal securities	—	261,679	—	261,679
Other	—	65,427	—	65,427
Redeemable preferred stocks	—	13,410	—	13,410
Fixed maturity securities	25,251	2,678,828	—	2,704,079
Equity securities	4,264	10,160	—	14,424
Short-term investments	58,712	—	—	58,712
Separate account assets	—	373,734	—	373,734
Total	$88,227	$3,062,722	$—	$3,150,949

Percent of total	3%	97%	—%	100%

Liabilities:
Other policyholder funds:
Guaranteed minimum withdrawal benefits	$—	$—	$(3,648)	$(3,648)
Separate account liabilities	—	373,734	—	373,734
Total	$—	$373,734	$(3,648)	$370,086
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below.  The fair value of the derivatives included in Other Investments and the related reserves in relation to our indexed universal life portfolio were insignificant at December 31, 2018.
	2019
	Assets	Liabilities
	Other Investments	Indexed Universal Life	GMWB
Beginning balance at January 1, 2019	$498	$352	$(3,648)
Included in earnings	3,265	3,251	1,338
Included in other comprehensive income (loss)	—	—	—
Purchases, issuances, sales and other dispositions:
Purchases	2,702	—	—
Issuances	—	—	412
Sales	(2,102)	—	—
Other dispositions	—	—	939
Ending balance	$4,363	$3,603	$(959)

2018
Liabilities
GMWB
Beginning balance	$(3,252)
Included in earnings	(921)
Included in other comprehensive income (loss)	—
Purchases, issuances, sales and other dispositions:
Purchases	—
Issuances	235
Sales	—
Other dispositions	290
Ending balance	$(3,648)
We did not have any transfers between any levels during the years ended December 31, 2019, 2018, or 2017.
The $4.4 million of other investments categorized as Level 3  were valued with broker prices using both observable inputs along with unobservable inputs of implied volatility and other inputs in the broker proprietary model.  We use the Black Scholes valuation method, including parameters for market volatility, risk-free rate, and index level, for the $3.6 million indexed universal life liabilities categorized as Level 3.  We also use a 100% persistency assumption.  Persistency of the business is an unobservable input.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table presents the valuation method for the GMWB liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2019.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(959)	Actuarial cash flow model	Mortality	85% of the 2012 IAR Table
			Lapse	0%-12% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.42%-1.16%
The following table presents the valuation method for the GMWB liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2018.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(3,648)	Actuarial cash flow model	Mortality	85% of the 2012 IAR Table
			Lapse	0%-12% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.40%-1.60%
The GMWB liability is sensitive to changes in observable and unobservable inputs.  Observable inputs include risk-free rates, index returns, volatilities, and correlations.  Increases in risk-free rates and equity returns reduce the liability, while increases in volatilities increase the liability.  Unobservable inputs include mortality, lapse, benefit utilization, and nonperformance risk adjustments.  Increases in mortality, lapses, and credit spreads used for nonperformance risk reduce the liability, while increases in benefit utilization increase the liability.
Following are estimates of the impact from changes in unobservable inputs on the GMWB liability at December 31.
	2019	2018
	Increase/(Decrease)
	in millions
A 10% increase in the mortality assumption	$(0.1)	(0.1)
A 10% decrease in the lapse assumption	0.2	—
A 10% increase in the benefit utilization	1.0	—
A 10 basis point increase in the credit spreads used for non-performance	(0.4)	(0.3)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables present a summary of fair value estimates for financial instruments at December 31.  Assets and liabilities that are not financial instruments are not included in this disclosure.  The total of the fair value calculations presented below may not be indicative of the value that can be obtained.
	2019
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Fixed maturity securities available for sale	$15,745	$2,935,392	$—	$2,951,137	$2,951,137
Equity securities	483	10,789	—	11,272	11,272
Mortgage loans	—	—	597,577	597,577	577,699
Policy loans	—	—	87,499	87,499	87,499
Other investments	—	—	4,363	4,363	4,363
Short-term investments	75,426	—	—	75,426	75,426
Separate account assets	—	431,201	—	431,201	431,201

Liabilities:
Individual and group annuities	—	—	1,077,538	1,077,538	1,096,588
Supplementary contracts and annuities without life contingencies	—	—	52,186	52,186	53,128
Separate account liabilities	—	431,201	—	431,201	431,201
Policyholder account balances - indexed universal life	—	—	3,603	3,603	3,603
Other policyholder funds - GMWB	—	—	(959)	(959)	(959)

	2018
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Fixed maturity securities available for sale	$25,251	$2,678,828	$—	$2,704,079	$2,704,079
Equity securities	4,264	10,160	—	14,424	14,424
Mortgage loans	—	—	640,796	640,796	639,559
Policy loans	—	—	88,066	88,066	88,066
Short-term investments	58,712	—	—	58,712	58,712
Separate account assets	—	373,734	—	373,734	373,734

Liabilities:
Individual and group annuities	—	—	1,049,195	1,049,195	1,068,577
Supplementary contracts and annuities without life contingencies	—	—	50,805	50,805	52,798
Separate account liabilities	—	373,734	—	373,734	373,734
Other policyholder funds - GMWB	—	—	(3,648)	(3,648)	(3,648)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

6. Financing Receivables
We have financing receivables with specific maturity dates that are recognized as assets in the Consolidated Balance Sheets.
The following table identifies financing receivables by classification amount at December 31.
	2019	2018
Receivables:
Agent receivables, net (allowance $1,482; 2018 - $1,496)	$2,432	$2,078
Investment-related financing receivables:
Mortgage loans, net (allowance $2,836; 2018 - $3,129)	577,699	639,559
Total financing receivables	$580,131	$641,637
Agent Receivables
We have certain agent receivables that are classified as financing receivables.  These receivables from agents are specifically assessed for collectibility and are reduced by an allowance for doubtful accounts.
The following table details the gross receivables, allowance, and net receivables for the two types of agent receivables at December 31.
	2019			2018
	Gross Receivables	Allowance	Net Receivables	Gross Receivables	Allowance	Net Receivables
Agent specific loans	$1,245	$600	$645	$1,210	$600	$610
Other agent receivables	2,669	882	1,787	2,364	896	1,468
Total	$3,914	$1,482	$2,432	$3,574	$1,496	$2,078
The following table details the activity of the allowance for doubtful accounts on agent receivables at December 31.  Any recoveries are included as deductions.
	2019	2018
Beginning of year	$1,496	$817
Additions	50	812
Deductions	(64)	(133)
End of year	$1,482	$1,496
Mortgage Loans
We classify our mortgage loan portfolio as long-term financing receivables.  Mortgage loans are stated at cost, adjusted for amortization of premium and accretion of discount, less an allowance for loan losses.  Mortgage loan interest income is recognized on an accrual basis with any premium or discount amortized over the life of the loan.  Prepayment and late fees are recorded on the date of collection.  Loans in foreclosure, loans considered impaired, or loans past due 90 days or more are placed on non-accrual status.  Payments received on loans on non-accrual status for these reasons are applied first to interest income not collected while on non-accrual status, followed by fees, accrued and past-due interest, and principal.
If a mortgage loan is placed on non-accrual status, we do not accrue interest income in the financial statements.  The loan is independently monitored and evaluated as to potential impairment or foreclosure.  This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below.  If delinquent payments are made and the loan is brought current, then we return the loan to active status and accrue income accordingly.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table details the mortgage loan portfolio as collectively or individually evaluated for impairment at December 31.
	2019	2018
Mortgage loans collectively evaluated for impairment	$508,501	$568,521
Mortgage loans individually evaluated for impairment	72,034	74,167
Allowance for loan losses	(2,836)	(3,129)
Carrying value	$577,699	$639,559
Generally, we consider our mortgage loans to be a portfolio segment.  We consider our primary class to be property type.  We primarily use loan-to-value as our credit risk quality indicator but also monitor additional secondary risk factors, such as geographic distribution both on a regional and specific state basis.  The mortgage loan portfolio segment is presented by property type in a table in Note 4, as are geographic distributions by both region and state.  These measures are also supplemented with various other analytics to provide additional information concerning potential impairment of mortgage loans and management's assessment of financing receivables.
There were no mortgage loans that were past due at December 31, 2019 or at December 31, 2018.  We had no troubled loans that were restructured or modified during 2019 or 2018.
The following table details the activity within the allowance for mortgage loan losses at December 31.  Any recoveries are reflected as deductions.
	2019	2018
Beginning of year	$3,129	$4,079
Provision	139	323
Deductions	(432)	(1,273)
End of year	$2,836	$3,129
The Company decreased the allowance for mortgage loan losses $0.3 million in 2019, primarily due to the lower volume of loans. The Company decreased the allowance for mortgage loan losses $1.0 million in 2018, largely due to the settlement of a loan in 2018 that was in the process of foreclosure at December 31, 2017.  In addition, the allowance for loan losses decreased due to the lower volume of loans at December 31, 2018.
The allowance for loan losses is monitored and evaluated at multiple levels with a process that includes, but is not limited to, the factors presented below.  Generally, we establish the allowance for loan losses using the collectively evaluated impairment methodology at an overall portfolio level and then specifically identify an allowance for loan losses on loans that contain elevated risk profiles.  If we determine through our evaluation that a loan has an elevated specific risk profile, we then individually assess the loan’s risk profile and may assign a specific allowance value based on many factors, including those identified below.
Macro-environmental and elevated risk profile considerations:
•	Current industry conditions that are affecting the market, including rental and vacancy rates;
•	Perceived market liquidity;
•	Analysis of the markets and sub-markets in which we have mortgage loans;
•	Analysis of industry historical loss and delinquency experience;
•	Other factors that we may perceive as important or critical given our portfolio; and
•
Analysis of our loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations, and borrower concentrations.

Specific mortgage loan level considerations:
•	The payment history of each borrower;
•	Negative reports from property inspectors; and
•	Each loan’s property financial statement including net operating income, debt service coverage, and occupancy level.
We have not acquired any mortgage loans with deteriorated credit quality during the years presented.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
As part of our process of monitoring impairments on loans, there are a number of significant risks and uncertainties inherent in this process.  These risks include, but are not limited to:
•	The risk that our assessment of a borrower's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;
•	The risk that the performance of the underlying property could deteriorate in the future;
•	The risk that fraudulent, inaccurate, or misleading information could be provided to us;
•	The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and
•	The risk that other facts and circumstances change such that it becomes more likely than not that we will not obtain all of the contractual payments.
To the extent our review and evaluation determines a loan is impaired, that amount is charged to the allowance for loan losses and the loan balance is reduced.  In the event that a property is foreclosed upon, the carrying value is recorded at fair value, less costs to sell the property at the time of foreclosure, with a charge to the allowance and a corresponding reduction to the mortgage loan asset.  The property is then transferred to real estate where we have the ability and intent to manage these properties on an ongoing basis.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

7. Variable Interest Entities (VIEs)
We invest in certain affordable housing and real estate joint ventures.  These VIEs are included in Real Estate in the Consolidated Balance Sheets.
The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time.  The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program.  Investments in these joint ventures are equity interests in partnerships or limited liability companies that may or may not participate in profits or residual value.  Our investments in these entities generate a return primarily through the realization of federal and state income tax credits and other tax benefits, such as tax deductions from operating losses of the investments, over specified time periods.  We amortize the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the Consolidated Statements of Comprehensive Income as a component of income tax expense.  On December 22, 2017, the newly enacted TCJA changed the expected statutory tax rate for tax years beginning January 1, 2018.  The change in tax rate from 35% to 21% required a remeasurement of the unamortized asset related to affordable housing investments.  This remeasurement resulted in a decrease to the asset and a nonrecurring increase in amortization of $0.8 million in 2017 that is included in income tax benefit in the Consolidated Statements of Comprehensive Income and the table below.  The tax credits reduce tax expense while the amortization increases tax expense.
The following table provides information regarding our VIEs that generate tax credits and related amortization for the years ended December 31.
	2019	2018	2017
Federal income tax credits realized	$2,608	$2,752	$2,752
Amortization	1,421	1,452	1,592
Amortization related to tax rate change	—	—	768
Our investments in other real estate VIEs are recorded using the equity method.  Cash distributions from the VIE and cash contributions to the VIE are recorded as decreases or increases, respectively, in the carrying value of the VIE.  Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis.  The operating performance of investments in the VIE is recorded in the Consolidated Statements of Comprehensive Income as investment income or as a component of income tax expense, depending upon the nature and primary design of the investment.  We evaluate the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.  No impairments were recorded during the years ended December 31, 2019, 2018, or 2017.
Investments in the affordable housing and real estate joint ventures are interests that absorb portions of the VIE's expected losses.  These investments also receive portions of expected residual returns of the VIE's net assets exclusive of variable interests.  We make an assessment of whether we are the primary beneficiary of a VIE at the time of the initial investment and on an ongoing basis thereafter.  We consider many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment.  The first factor is whether we have the ability to direct the activities of a VIE that most significantly impact the VIE's economic performance.  The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by us in these investments.  Other factors include the entity's equity investment at risk, decision-making abilities, obligations to absorb economic risks, the right to receive economic rewards of the entity, and the extent to which we share in the VIE's expected losses and residual returns.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which we hold a variable interest, but are not the primary beneficiary, and which had not been consolidated at December 31, 2019 and December 31, 2018.  The table includes investments in five real estate joint ventures and 16 affordable housing real estate joint ventures at both December 31, 2019 and December 31, 2018.
	2019		2018
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Real estate joint ventures	$21,224	$21,224	$21,689	$21,689
Affordable housing real estate joint ventures	4,213	29,818	5,643	30,950
Total	$25,437	$51,042	$27,332	$52,639
The maximum exposure to loss relating to the real estate joint ventures and affordable housing real estate joint ventures is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt, or other obligations of the VIE with recourse.  Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable, but which may become due in the future.
At December 31, 2019 and December 31, 2018, we had no equity commitments outstanding to the real estate joint venture VIEs.  We have contingent commitments to fund additional equity contributions for operating support to certain real estate joint venture VIEs, which could result in additional exposure to loss.  However, we are unable to quantify the amount of these contingent commitments.
In addition, the maximum exposure to loss on affordable housing joint ventures included $21.4 million of losses which could be realized if the tax credits received by the VIEs were recaptured at December 31, 2019, compared to $19.7 million at December 31, 2018.  Recapture events would cause us to reverse some or all of the benefit previously recognized by us or third parties to whom the tax credit interests were transferred.  A recapture event can occur at any time during a 15-year required compliance period.  The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE.  Guarantees from the managing member or managing partner in the VIE, insurance contracts, or changes in the residual value accruing to our interests in the VIE may mitigate the potential exposure due to recapture.

8. Separate Accounts
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
The total separate account assets were $431.2 million at December 31, 2019 and $373.7 million at December 31, 2018.  Variable universal life and variable annuity assets comprised 30% and 70% of total separate account assets in 2019, compared to 28% and 72% of the total in 2018.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides a reconciliation of activity within separate account liabilities at December 31.
	2019	2018
Balance at beginning of year	$373,734	$419,812
Deposits on variable policyholder contracts	21,654	25,722
Transfers to general account	(884)	(1,989)
Investment performance	86,897	(24,035)
Policyholder benefits and withdrawals	(37,677)	(32,909)
Contract charges	(12,523)	(12,867)
Balance at end of year	$431,201	$373,734

We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The value of the separate accounts with the GMWB rider was recorded at fair value of $120.2 million at December 31, 2019.  The fair value of the separate accounts with the GMWB rider was $115.2 million at December 31, 2018.  The GMWB guarantee liability was $(1.0) million at December 31, 2019 and $(3.6) million at December 31, 2018.  The change in this value is included in Policyholder Benefits in the Consolidated Statements of Comprehensive Income.  The value of variable annuity separate accounts with the GMWB rider is recorded in Separate Account Liabilities, and the value of the rider is included in Other Policyholder Funds in the Consolidated Balance Sheets.

We have two blocks of variable universal life policies and variable annuity contracts from which fees are received.  The fees are based upon both specific transactions and the fund value of the blocks of policies.  We have a direct block of ongoing business identified in the Consolidated Balance Sheets as separate account assets, totaling $431.2 million at December 31, 2019 and $373.7 million at December 31, 2018, and corresponding separate account liabilities of an equal amount.  The fixed-rate funds for these policies are included in our general account as Policyholder Account Balances.  The Future Policy Benefits for the direct block approximated $0.5 million at both December 31, 2019 and December 31, 2018.
In addition, we have an assumed closed block of variable universal life and variable annuity business that totaled $327.7 million at December 31, 2019 and $285.6 million at December 31, 2018.  As required under modified coinsurance transaction accounting, the assumed separate account fund balances are not recorded as separate accounts on our consolidated financial statements.  Rather, the assumed fixed-rate funds for these policies of $31.6 million at December 31, 2019 and $30.6 million at December 31, 2018 are included in our general account as Policyholder Account Balances.  The Future Policy Benefits for the assumed block approximated $0.6 million at both December 31, 2019 and December 31, 2018.
Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts and on all variable annuities.  The GMDB rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.  The GMDB rider for variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Separate account balances for variable annuity contracts were $303.8 million at December 31, 2019 and $269.9 million at December 31, 2018.  The total reserve held for variable annuity GMDB was less than $0.1 million at December 31, 2019 and $0.1 million at December 31, 2018.  Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2019 and 2018 is provided below:
	2019			2018
	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age
Return of net deposits	$234,373	$166	62.2	$210,889	$2,184	61.8
Return of the greater of the highest anniversary contract value or net deposits	9,387	49	71.1	8,151	749	70.2
Return of the greater of every fifth year highest anniversary contract value or net deposits	6,983	23	68.9	6,723	59	68.8
Return of the greater of net deposits accumulated annually at 5% or the highest anniversary contract value	53,024	2,768	64.6	44,168	7,433	64.1
Total	$303,767	$3,006	63.0	$269,931	$10,425	62.6

The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.
	2019	2018
Money market	$1,692	$2,683
Fixed income	16,314	17,134
Balanced	84,734	77,981
International equity	20,146	17,432
Intermediate equity	151,476	131,355
Aggressive equity	29,405	23,346
Total	$303,767	$269,931

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

9. Unpaid Claims Liability and Short-Duration Contracts
The liability for unpaid claims is included with Policy and Contract Claims and Future Policy Benefits in the Consolidated Balance Sheets.  Claim adjustment expenditures are expensed as incurred and were not material in any year presented.
The following tables present activity in the accident and health portion of the unpaid claims liability by segment for the years ended December 31.  Classified as policy and contract claims, but excluded from these tables due to immateriality, are amounts recorded for group life, individual life, and deferred annuities.
	2019
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$831	$31,188	$4,434	$36,453
Less reinsurance recoverable	(541)	(23,796)	(4,402)	(28,739)
Net liability at beginning of year	290	7,392	32	7,714
Incurred benefits related to:
Current year	31	28,201	48	28,280
Prior years [1]	(70)	(398)	(5)	(473)
Total incurred benefits	(39)	27,803	43	27,807
Paid benefits related to:
Current year	15	23,557	17	23,589
Prior years	32	3,452	27	3,511
Total paid benefits	47	27,009	44	27,100
Net liability at end of year	204	8,186	31	8,421
Reinsurance recoverable	455	23,983	3,921	28,359
Gross liability at end of year	$659	$32,169	$3,952	$36,780
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.
	2018
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$657	$27,945	$5,438	$34,040
Less reinsurance recoverable	(372)	(21,231)	(5,346)	(26,949)
Net liability at beginning of year	285	6,714	92	7,091
Incurred benefits related to:
Current year	32	27,526	48	27,606
Prior years [1]	75	(647)	(68)	(640)
Total incurred benefits	107	26,879	(20)	26,966
Paid benefits related to:
Current year	11	23,150	18	23,179
Prior years	91	3,051	22	3,164
Total paid benefits	102	26,201	40	26,343
Net liability at end of year	290	7,392	32	7,714
Reinsurance recoverable	541	23,796	4,402	28,739
Gross liability at end of year	$831	$31,188	$4,434	$36,453
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	2017
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$785	$26,020	$5,341	$32,146
Less reinsurance recoverable	(445)	(19,850)	(5,260)	(25,555)
Net liability at beginning of year	340	6,170	81	6,591
Incurred benefits related to:
Current year	27	26,836	87	26,950
Prior years [1]	57	(430)	(53)	(426)
Total incurred benefits	84	26,406	34	26,524
Paid benefits related to:
Current year	3	22,758	12	22,773
Prior years	136	3,104	11	3,251
Total paid benefits	139	25,862	23	26,024
Net liability at end of year	285	6,714	92	7,091
Reinsurance recoverable	372	21,231	5,346	26,949
Gross liability at end of year	$657	$27,945	$5,438	$34,040
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.
The following table presents the reconciliation of amounts in the above tables to Policy and Contract Claims and claim reserves that are included in Future Policy Benefits as presented in the Consolidated Balance Sheets at December 31.
	2019	2018	2017
Individual Insurance Segment:
Individual accident and health	$659	$831	$657
Group life	—	30	—
Individual life	33,252	27,141	18,506
Deferred annuity	5,286	4,289	3,047
Subtotal	39,197	32,291	22,210

Group Insurance Segment:
Group accident and health	32,169	31,188	27,945
Group life	3,256	1,994	1,846
Subtotal	35,425	33,182	29,791

Old American Segment:
Individual accident and health	3,952	4,434	5,438
Individual life	7,273	6,814	6,240
Subtotal	11,225	11,248	11,678

Total	$85,847	$76,721	$63,679
For short-duration contracts, IBNR liabilities for the group long-term disability product that were included in the liability for unpaid claims and claim adjustment expenses, net of reinsurance, totaled $0.6 million at December 31, 2019 and $0.7 million at December 31, 2018.  These liabilities were calculated by the reinsurers of the various blocks of group long-term disability business, using percent of premium methodologies with varying factors.  Claim frequencies were calculated for the long-term disability product using information that includes paid and pending claims at the claimant level.  Thus, frequency is measured by individual claimant.  Claims that are counted in a particular year as a liability but do not result in a liability in future years are not included once the claim is settled.  There have been no significant changes to the methodologies for calculating claim frequencies, incurred-but-not-reported liabilities, or any other unpaid claims liabilities for the long-term disability product during the years presented.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The liabilities in the following table for group long-term disability claims involve present value of future benefits calculations.  The carrying amount of liabilities at December 31, 2019 was $5.2 million, consisting of an undiscounted amount of $6.5 million and an aggregated discount amount deducted of $1.3 million.  Discount rates ranged from 3.00% to 8.00% for the various blocks of group long-term disability business included in the totals.
The following table provides incurred claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2019.  The amounts for 2016 through 2019 are audited while the amounts for 2015 and earlier are unaudited.
	For the Years Ended December 31,								Total of IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
Year Incurred	2012	2013	2014	2015	2016	2017	2018	2019
2012	$1,132	$1,087	$999	$993	$1,116	$1,104	$1,118	$1,130	$—	626
2013		806	836	815	838	838	822	854	—	234
2014			868	955	799	768	770	728	—	182
2015				989	918	701	697	643	—	227
2016					1,694	1,552	1,382	1,412	—	235
2017						2,038	1,727	1,513	—	244
2018							2,473	2,192	—	260
2019								2,056	561	185
							Total	$10,528
The following table provides cumulative paid claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2019.  The amounts for 2016 through 2019 are audited while the amounts for 2015 and earlier are unaudited.
	For the Years Ended December 31,
Year Incurred	2012	2013	2014	2015	2016	2017	2018	2019
2012	$91	$373	$499	$605	$675	$733	$797	$856
2013		91	336	449	501	537	564	600
2014			71	276	411	481	499	517
2015				100	390	491	531	545
2016					164	505	626	690
2017						162	549	703
2018							208	681
2019								251
							Total	$4,843
All outstanding liabilities before 2012, net of reinsurance								$853
Liabilities for claims and claim adjustment expenses, net of reinsurance								$6,538

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides a reconciliation of incurred and paid claims development information to the aggregate carrying amount of the liability for unpaid claims and claim adjustment expenses at December 31.  Included in other short-duration contracts are group life, group short-term disability, group dental, group vision, and individual accident and health for the Individual and Old American segments, none of which are individually significant.
	2019	2018
Net outstanding liabilities:
Group long-term disability	$6,538	$6,172
Other short-duration contracts	5,535	4,282
Liabilities for unpaid claims and claim adjustment expenses, net of reinsurance	12,073	10,454

Reinsurance recoverable on unpaid claims:
Group long-term disability	28,631	28,750
Other short-duration contracts	5,532	5,571
Total reinsurance recoverable on unpaid claims	34,163	34,321

Insurance lines other than short-duration	45,832	38,338
Unallocated claims adjustment expenses	—	—
Impact of discounting	(6,221)	(6,392)
Other	—	—
	39,611	31,946
Total gross liability for unpaid claims and claim adjustment expenses	$85,847	$76,721
The following table provides the historical average annual percentage payout of incurred claims by age, net of reinsurance, at December 31, 2019.
	Years
	1	2	3	4	5
Group long-term disability	11.00%	28.30%	12.90%	7.19%	3.74%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

10. Participating Policies
We have insurance contracts where the policyholder is entitled to share in the earnings through dividends, which reflect the difference between the premium charged and the actual experience.  These insurance contracts were directly issued by the Company or were acquired through the purchase of participating blocks of business, largely through reinsurance assumption transactions.  Participating business approximated 6% of total statutory premiums in both 2019 and 2018.  Assumed participating business from the acquisition of closed blocks of business accounted for 99% of total participating statutory premiums in both 2019 and 2018.   Participating business equaled 5% of total life insurance in force at both December 31, 2019 and December 31, 2018.  Assumed participating business accounted for 97% of total participating life insurance in force at both December 31, 2019 and December 31, 2018.
The amount of dividends to be paid is determined annually by our Board of Directors.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued, as well as for policyholder dividends having been declared by the Board of Directors in excess of the original scale.

11. Debt
We had no notes payable outstanding at December 31, 2019 or December 31, 2018.
As a member of the Federal Home Loan Bank of Des Moines (FHLB) with a capital investment of $4.8 million at December 31, 2019, we have the ability to borrow on a collateralized basis from the FHLB.  We received an insignificant amount of dividends on the capital investment in 2019, 2018, and 2017.
We had unsecured revolving lines of credit with three major commercial banks that totaled $80.0 million at December 31, 2019, with no balances outstanding.  We had unsecured revolving lines of credit with two major commercial banks that totaled $70.0 million at December 31, 2018, with no balances outstanding.  The lines of credit are at variable interest rates based upon short-term indices and will mature in June of 2020.  We anticipate renewing these lines of credit as they come due.  One line of credit includes a $10.0 million portion that can be unconditionally canceled by the lending institution at its discretion at any time.
The Company has access to secured borrowings through repurchase agreements with two financial counterparties.  The Company had no transactions that occurred under these agreements during 2019 and had no outstanding borrowings as of December 31, 2019.  Any borrowings drawn under these agreements require a variable interest rate based upon short-term indices and approval from the counterparty at the time of the transaction.  No securities are currently pledged under these agreements.

12. Income Taxes
The following table provides information about income taxes for the years ended December 31.
	2019	2018	2017
Current income tax expense (benefit)	$4,597	$(505)	$4,784
Deferred income tax expense	426	1,743	3,531
Adjustment to deferred taxes for enacted changes in tax laws	—	276	(30,487)
Total income tax expense (benefit)	$5,023	$1,514	$(22,172)
The following table provides information about taxes paid for the years ended December 31.
	2019	2018	2017
Cash paid (refund) for income taxes	$(938)	$(963)	$3,569

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides a reconciliation of the federal income tax rate to our effective income tax rate for the years ended December 31.
	2019	2018	2017
Federal income tax rate	21%	21%	35%
Tax credits, net of equity adjustment	(8)%	(10)%	(2)%
Permanent differences and other	4%	(4)%	(2)%
Remeasurement of deferred taxes for enacted changes in tax laws	—%	2%	(106)%
Effective income tax rate	17%	9%	(75)%
Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.
	2019	2018
Deferred tax assets:
Future policy benefits	$18,781	$15,752
Employee retirement benefits	6,468	6,465
Tax carryovers	1,124	3,791
Other	2,581	2,259
Deferred tax assets	28,954	28,267
Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	3,673	2,712
Unrealized investment gains	36,600	2,146
Capitalization of DAC, net of amortization	33,431	36,410
VOBA	2,631	4,264
Property and equipment	3,338	5,102
Deferred tax liabilities	79,673	50,634
Net deferred tax liability	50,719	22,367
Current tax asset	(145)	(4,259)
Income taxes payable	$50,574	$18,108
A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable.  Management reviews the need for a valuation allowance based on our anticipated future earnings, reversal of future taxable differences, the available carryback and carryforward periods, and tax planning strategies that are prudent and feasible.  In management’s opinion, it is more likely than not that we will realize the benefit of our deferred taxes.
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, we are no longer subject to U.S. federal, state, or local income tax examinations by tax authorities for years prior to 2016.  We are not currently under examination by the Internal Revenue Service (IRS).
Our policy is to recognize interest and penalties accrued related to unrecognized tax benefits in income tax expense.  The Company recognized no tax benefit related to tax penalty and interest expense in 2019, 2018, or 2017.
We had no material uncertain tax positions at December 31, 2019 or December 31, 2018.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

Income tax expense (benefit) is recorded in various places in our financial statements, as detailed below, for the years ended December 31.
	2019	2018	2017
Income tax expense (benefit)	$5,023	$1,514	$(22,172)
Stockholders’ equity:
Related to:
Change in net unrealized gains on securities available for sale	34,453	(17,295)	426
Effect on DAC, VOBA, and DRL	(3,086)	2,357	675
Change in policyholder liabilities	(4,249)	3,018	1,081
Change in benefit plan obligations	809	(1,548)	3,467
Total income tax expense (benefit) included in financial statements	$32,950	$(11,954)	$(16,523)
Beginning January 1, 2018, the TCJA imposes a limitation on life insurance tax reserves based upon the greater of net surrender value or 92.81% of the reserve method prescribed by the National Association of Insurance Commissioners (NAIC) which covers such contracts as of the date the reserve is determined.  The Company adopted SEC Staff Accounting Bulletin No. 118 (SAB 118) as permitted by the FASB in 2017.  SAB 118 allows companies to use provisional amounts to record the effects of the TCJA and also provides a measurement period (not to exceed one year from the date of enactment) to complete the accounting of the impacts of the TCJA.  During 2017, the Company recognized the provisional tax impacts related to the change in the methodology employed to calculate tax reserves by recording a deferred tax asset and offsetting deferred tax liability of $7.4 million in its consolidated financial statements.  The Company completed and finalized the tax impact of the life insurance tax reserves limitation in 2018 and recorded a decrease to the deferred tax asset and offsetting deferred tax liability of $0.7 million in the consolidated financial statements at December 31, 2018.  This results in a final deferred tax asset and offsetting deferred tax liability of $6.7 million at December 31, 2018.  The deferred tax liability was amortized into income in the amount of $3.6 million during 2018 per the 8-year inclusion described in the TCJA.  During 2019, the Company made final adjustments to the Grange Life tax reserves as of January 1, 2018 and recorded an additional deferred tax asset and offsetting deferred tax liability of $1.3 million.  This changed the consolidated deferred tax asset and offsetting deferred tax liability to $5.4 million.  The amortization of this liability is $0.7 million annually over 8 years, including 2019.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

13. Pensions and Other Postemployment Benefits
We have pension and other postemployment benefit plans covering substantially all of our employees for which the measurement date is annually on December 31.
The Kansas City Life Cash Balance Pension Plan (pension plan) was amended effective December 31, 2010 to provide that participants’ accrued benefits will be frozen, and that no further benefits or accruals will be earned after December 31, 2010.  Although participants will no longer accrue additional benefits under the pension plan at December 31, 2010, participants will continue to earn years of service for vesting purposes under the pension plan with respect to their benefits accrued through December 31, 2010.  In addition, the cash balance account will continue to earn annual interest.  Pension plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year U.S. Treasury bond rate for November of each year or 5.00%.
The benefits expected to be paid in each year from 2020 through 2024 are as follows: $9.2 million in 2020; $8.8 million in 2021; $8.4 million in 2022; $9.4 million in 2023; and $8.6 million in 2024.  The aggregate benefits expected to be paid in the five years from 2025 through 2029 are $39.4 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2019 and are the actuarial present value of the vested benefits to which the employee is currently entitled but based upon the expected date of separation or retirement.  The 2020 contribution for the pension plan has not been determined.
The asset allocation of the fair value of pension plan assets compared to the target allocation range at December 31 was:
	2019	Target Allocation	2018	Target Allocation

Equity securities	38%	28% - 48%	38%	28% - 48%
Asset allocation and alternative assets	14%	10% - 20%	16%	10% - 20%
Debt securities	48%	30% - 60%	46%	30% - 60%
Cash and cash equivalents	—%	0% - 10%	—%	0% - 10%
Certain of our pension plan assets consist of investments in pooled separate accounts.  The NAV of the separate accounts is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV.  Certain redemption restrictions may apply to specific stock and bond funds, including written notices prior to the withdrawal of funds and a potential redemption fee on certain withdrawals.
Hedge fund investments are recorded at NAV.  The pension plan's hedge funds invest primarily in other investment funds.  The valuation policies of the hedge funds provide that the value of investments in other investment funds be stated at fair value based on the NAV of the other investment funds and certain redemption restrictions may apply, including a 45 day prior written notice to withdraw funds.
Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies, and setting long-term strategic targets.  Long-term strategic investment objectives include preserving the funded status of the pension plan and balancing risk and return.  Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range.  The pension plan does not expect to return any plan assets to the Company during 2020.
The current assumption for the expected long-term rate of return on plan assets is 7.15%.  This assumption is determined by analyzing: 1) historical average returns achieved by asset allocation and active management; 2) historical data on the volatility of returns; 3) current yields available in the marketplace; 4) actual returns on plan assets; and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the pension plan.  Effective January 1, 2020, the assumption for the expected long-term rate of return on plan assets was reduced to 6.29%.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The assumed discount rate used to determine the benefit obligation was 2.88% for pension benefits and was 3.10% for postemployment benefits.  The discount rates were determined by reference to the FTSC Pension Discount Curve (formerly the Citigroup Pension Liability Yield Curve) on December 31, 2019.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

The postemployment medical plans for eligible employees and their dependents are contributory with contributions adjusted annually.  The benefits expected to be paid in each year from 2020 through 2024 are as follows: $0.7 million in 2020; $0.8 million in 2021; $0.8 million in 2022; $0.8 million in 2023; and $0.9 million in 2024.  The aggregate benefits expected to be paid in the five years from 2025 through 2029 are $4.5 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2019.  The 2020 contribution for the postemployment medical plans is estimated to be $0.7 million.  The Company pays these medical costs as they become due and the postemployment plan incorporates cost-sharing features.  The postemployment plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003.  The Act introduced a new federal subsidy to sponsors of certain retiree health care plans that provide a benefit that is at least actuarially equivalent to Medicare.  Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact our disclosures.
Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions.  Contributions to these plans were $0.2 million in  2019, 2018, and 2017.  Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered.  Contributions to these plans were $0.3 million in 2019, 2018, and 2017.
Savings plans for eligible employees and agents match employee and agent contributions up to 8.00% of salary and 2.50% of agents’ prior year paid commissions.  Contributions to the savings plans were $2.5 million in 2019, $2.3 million in 2018, and $2.2 million in 2017.  We may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits.  The Company did not make a profit sharing contribution in 2019, 2018, or 2017.
We recognize the funded status of our pension and postemployment plans, measured as the difference between plan assets at fair value and the projected benefit obligation, in the Consolidated Balance Sheets.  Changes in the funded status that arise during the period, but are not recognized as components of net periodic benefit cost, are recognized within other comprehensive income (loss), net of taxes.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables provide information regarding pension benefits and other postemployment benefits (OPEB) for the years ended December 31.
	Pension Benefits		OPEB
	2019	2018	2019	2018
Change in projected benefit obligation:
Benefit obligation at beginning of year	$121,586	$134,232	$16,389	$18,232
Service cost	—	—	169	223
Interest cost	4,615	4,274	663	631
Plan participants' contributions	—	—	462	445
Actuarial (gain) loss	10,803	(7,128)	2,208	(1,970)
Benefits paid	(11,073)	(9,792)	(949)	(1,172)
Benefit obligation at end of year	$125,931	$121,586	$18,942	$16,389

Change in plan assets:
Fair value of plan assets at beginning of year	$134,014	$147,007	$—	$—
Return on plan assets	24,735	(7,229)	—	—
Plan participants' contributions	—	—	462	445
Company contributions	4,028	4,028	487	727
Benefits paid	(11,073)	(9,792)	(949)	(1,172)
Fair value of net plan assets at end of year	$151,704	$134,014	$—	$—

Under/(over) funded status at end of year	$(25,773)	$(12,428)	$18,942	$16,389

	Pension Benefits		OPEB
	2019	2018	2019	2018
Amounts recognized in accumulated other comprehensive income (loss):
Net loss (gain)	$69,392	$76,975	$(10,670)	$(14,336)
Prior service credit	(1,340)	(1,406)	—	—
Total accumulated other comprehensive income (loss)	$68,052	$75,569	$(10,670)	$(14,336)

	Pension Benefits		OPEB
	2019	2018	2019	2018
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Unrecognized actuarial net (gain) loss	$(4,709)	$10,278	$2,208	$(1,971)
Amortization of net gain (loss)	(2,874)	(2,394)	1,458	1,292
Amortization of prior service credit	66	66	—	100
Total (gain) loss recognized in other comprehensive income (loss)	$(7,517)	$7,950	$3,666	$(579)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	Pension Benefits		OPEB
	2019	2018	2019	2018
Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	2.88%	3.96%	3.10%	4.13%

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	3.96%	3.30%	4.13%	3.52%
Expected return on plan assets	7.15%	7.15%	—%	—
The following table presents the fair value of each major category of pension plan assets at December 31.
	2019	2018
Fixed maturity securities:
U.S. Government	$248	$346
Industrial and public utility	9,698	9,922
Investment funds:
Mutual funds	29,650	24,535
Hedge fund	—	326
Collective trust	102,147	86,889
Limited partnerships	9,858	9,361
Other invested assets	13	25
Cash and cash equivalents	11	25
Receivables	79	2,585
Fair value of assets at end of year	151,704	134,014
Liabilities:
Accrued liabilities	—	—
Total liabilities	—	—
Fair value of net plan assets at end of year	$151,704	$134,014

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables provide the fair value hierarchy, as described in Note 5, for pension plan assets at December 31.
	2019
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$248	$—	$248
Industrial and public utility	—	9,698	—	9,698
Mutual funds	29,650	—	—	29,650
Other invested assets	—	—	13	13
Total assets in the fair value hierarchy	29,650	9,946	13	39,609

Investments measured at net asset value: [1]
Hedge fund				—
Collective trust				102,147
Limited partnerships				9,858
Investments at fair value				$151,614

	2018
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$346	$—	$346
Industrial and public utility	—	9,922	—	9,922
Mutual funds	24,535	—	—	24,535
Other invested assets	—	—	25	25
Total assets in the fair value hierarchy	24,535	10,268	25	34,828

Investments measured at net asset value: [1]
Hedge fund				326
Collective trust				86,889
Limited partnerships				9,361
Investments at fair value				$131,404
1 These investments are valued based on net asset value per unit.  These values are provided by the fund as a practical expedient and have not been classified in the fair value hierarchy.
The following table discloses the changes in Level 3 pension plan assets measured at fair value on a recurring basis for the years ended December 31.
	2019	2018
Beginning balance	$25	$25
Losses realized and unrealized	(12)	—
Ending balance	$13	$25

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides the components of net periodic benefit cost (credit) for the years ended December 31.
	Pension Benefits			OPEB
	2019	2018	2017	2019	2018	2017
Service cost	$—	$—	$—	$169	$223	$307
Interest cost	4,615	4,274	4,725	663	631	910
Expected return on plan assets	(9,223)	(10,177)	(9,638)	—	—	—
Amortization of:
Unrecognized actuarial net (gain) loss	2,874	2,394	2,638	(1,458)	(1,292)	(833)
Unrecognized prior service credit	(66)	(66)	(66)	—	(100)	(825)
Net periodic benefit credit	(1,800)	(3,575)	(2,341)	(626)	(538)	(441)
Total recognized in other comprehensive income (loss)	(7,517)	7,950	(5,951)	3,666	(579)	(3,955)
Total recognized in net periodic benefit cost (credit) and other comprehensive income (loss)	$(9,317)	$4,375	$(8,292)	$3,040	$(1,117)	$(4,396)
The following table provides the estimated net loss (gain) and prior service credit for the pension plan and other postemployment plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2019.
	Pension Benefits	OPEB
Actuarial net loss (gain)	$2,514	$(1,039)
Prior service credit	(66)	—
The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the following table demonstrates.
	One Percentage Point Change in the Growth Rate
	Increase	Decrease
Service and interest cost components	$136	$(108)
Postemployment benefit obligation	2,848	(2,311)
For measurement purposes, the annual increase in the per capita cost of covered health care benefits was assumed to be 6.75%, decreasing gradually to 5.00% in 2030 and thereafter.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

14. Share-Based Payment
The Kansas City Life Insurance Company Omnibus Incentive Plan (long-term incentive plan) includes a long-term incentive benefit for senior management.  The long-term incentive plan design includes a cash award to participants that may be paid, in part, based on the increase in the share price of our common stock through units (phantom shares) assigned by the Board of Directors.  The cash award is calculated over a three-year interval on a calendar year basis.  At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price during a defined measurement period, multiplied by the number of units attributable to each participant.  The increase in the share price is determined based on the change in the share price from the beginning to the end of the three-year interval.  Amounts representing dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability, or retirement.  In addition, all payments are lump sum with no deferrals allowed.  The Company does not make payments in shares, warrants, or options.
The following table provides information about the outstanding three-year intervals at December 31, 2019.
Defined Measurement Period	Number of Units	Grant Price
2017-2019	130,017	$48.01
2018-2020	155,297	$45.62
2019-2021	126,898	$35.12
2020-2022*	129,114	$32.70
*  Effective January 1, 2020
The long-term incentive plan did not make a cash payment during 2019 for the three-year interval ended December 31, 2018.  The long-term incentive plan made a payment of $0.2 million during 2018 for the three-year interval ended December 31, 2017 and a payment of $0.5 million during 2017 for the three-year interval ended December 31, 2016.  The cost of share-based compensation accrued as operating expense during 2019 was less than $0.1 million, net of tax.  The change in accrual that reduced operating expense during 2018 was $0.4 million, net of tax.  The change in accrual that reduced operating expense during 2017 was $0.1 million, net of tax.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

15. Reinsurance
The following table provides information about reinsurance for the years ended December 31.
	2019	2018	2017
Life insurance in force (in millions) :
Direct	$52,752	$53,084	$28,592
Ceded	(32,889)	(33,265)	(13,357)
Assumed	4,337	4,601	3,217
Net	$24,200	$24,420	$18,452

Premiums:
Life insurance:
Direct	$266,345	$201,823	$178,318
Ceded	(96,263)	(59,134)	(47,306)
Assumed	4,717	2,992	2,232
Net	$174,799	$145,681	$133,244

Accident and health:
Direct	$59,681	$58,884	$57,324
Ceded	(11,253)	(10,972)	(10,632)
Net	$48,428	$47,912	$46,692
Ceded Reinsurance Arrangements
Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $13.4 million at December 31, 2019 and $15.2 million at December 31, 2018.  The reserve for future policy benefits ceded under this agreement was $8.1 million at December 31, 2019 and $9.1 million at December 31, 2018.
Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  In June 2012, Sunset Life recaptured approximately 9% of the outstanding bulk reinsurance agreement.  The insurance in force ceded approximated $628.4 million at December 31, 2019 and $692.0 million at December 31, 2018.  Premiums totaled $5.7 million during 2019, $6.2 million during 2018, and $6.5 million during 2017.
Reinsurance recoverables were $378.8 million at year-end 2019, consisting of reserves ceded of $347.7 million and claims ceded of $31.1 million.  Reinsurance recoverables were $366.2 million at year-end 2018, consisting of reserves ceded of $342.3 million and claims ceded of $23.9 million.
In the fourth quarter of 2018, Grange Life completed a 100% recapture of a block of business previously ceded to Colorado Bankers Life Insurance Company.  The block of business recaptured approximated $54.5 million of deferred annuity reserves.
The maximum retention on any one life during 2019 and 2018 was $0.5 million for ordinary life plans and $0.1 million for group coverage.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table reflects our reinsurance partners whose reinsurance recoverable was 5% or greater of our total reinsurance recoverable at December 31, 2019, along with their A.M. Best credit rating.
	A.M. Best Rating	Reinsurance Recoverable	% of Recoverable
SCOR Global Life USA Reinsurance Company	A+	97,834	26%
RGA Reinsurance Company	A+	90,782	24%
Transamerica Life Insurance Company	A	$45,191	12%
Other (30 Companies)		144,965	38%
Total		$378,772	100%
A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  The solvency of reinsurers is reviewed annually.
We monitor several factors that we consider relevant as to the ongoing ability of a reinsurer to meet the obligations of the reinsurance agreements.  These factors include the credit rating of the reinsurer and significant changes or events of the reinsurer.  If we believe that any reinsurer would not be able to satisfy its obligations with us, a separate contingency reserve may be established.  At year-end 2019 and 2018, no reinsurer met these conditions.  In addition, we review the credit rating and financial statements of a reinsurer before entering into any new agreements.
Assumed Reinsurance Arrangements
We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  Investments equal to the statutory policy reserves are held in a trust to secure payment of the estimated liabilities relating to the policies.  This block had $660.8 million of life insurance in force at December 31, 2019 and $725.5 million of life insurance in force at December 31, 2018.  This block generated life insurance premiums of $2.0 million in both 2019 and 2018 and $2.1 million in 2017.
We acquired a block of variable universal life insurance policies and variable annuity contracts from American Family Life Insurance Company in 2013.  The transfer was comprised of a 100% modified coinsurance transaction on the separate account business and a 100% coinsurance transaction for the corresponding fixed account business.  Included in the transaction are ongoing servicing arrangements for this business.  This block consisted of $327.7 million of separate account balances at December 31, 2019, which are included in the financial statements of American Family, compared to $285.6 million at December 31, 2018.  This block consisted of $0.6 million of future policy benefits and $31.6 million in fixed fund balances that are included in Policyholder Account Balances in the Company’s Consolidated Balance Sheets at December 31, 2019.  This block consisted of $0.6 million of future policy benefits and $30.6 million in fixed fund balances at December 31, 2018.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

16. Comprehensive Income (Loss)
Comprehensive income (loss) is comprised of net income and other comprehensive income (loss).  Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassifications for realized investment gains or losses), net of adjustments to DAC, VOBA, DRL, future policy benefits, and policyholder account balances.  In addition, other comprehensive income (loss) includes the change in the liability for benefit plan obligations.  Other comprehensive income (loss) reflects these items net of tax.
The following tables provide information about comprehensive income (loss).
	Year Ended December 31, 2019
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains arising during the year:
Fixed maturity securities	$166,201	$34,902	$131,299
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	2,723	572	2,151
Other-than-temporary impairment losses recognized in earnings	(580)	(122)	(458)
Other-than-temporary impairment losses recognized in other comprehensive income	(4)	(1)	(3)
Net unrealized gains excluding impairment losses	164,062	34,453	129,609
Effect on DAC, VOBA, and DRL	(14,694)	(3,086)	(11,608)
Change in policyholder liabilities	(20,236)	(4,249)	(15,987)
Change in benefit plan obligations	3,851	809	3,042
Other comprehensive income	$132,983	$27,927	$105,056
Net income			24,427
Comprehensive income			$129,483

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

	Year Ended December 31, 2018
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized losses arising during the year:
Fixed maturity securities	$(82,724)	$(17,372)	$(65,352)
Less reclassification adjustments:
Net realized investment losses, excluding impairment losses	(367)	(77)	(290)
Other-than-temporary impairment losses recognized in earnings	—	—	—
Other-than-temporary impairment losses recognized in other comprehensive loss	—	—	—
Net unrealized losses excluding impairment losses	(82,357)	(17,295)	(65,062)
Effect on DAC, VOBA, and DRL	11,224	2,357	8,867
Change in policyholder liabilities	14,372	3,018	11,354
Change in benefit plan obligations	(7,371)	(1,548)	(5,823)
Other comprehensive loss	$(64,132)	$(13,468)	$(50,664)
Net income			15,672
Comprehensive loss			$(34,992)

	Year Ended December 31, 2017
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains arising during the year:
Fixed maturity securities	$2,854	$1,001	$1,853
Equity securities	827	289	538
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	2,474	866	1,608
Other-than-temporary impairment losses recognized in earnings	—	—	—
Other-than-temporary impairment losses recognized in other comprehensive income	(7)	(2)	(5)
Net unrealized gains excluding impairment losses	1,214	426	788
Effect on DAC, VOBA, and DRL	1,929	675	1,254
Change in policyholder liabilities	3,089	1,081	2,008
Change in benefit plan obligations	9,906	3,467	6,439
Other comprehensive income	$16,138	$5,649	$10,489
Net income			51,541
Comprehensive income			$62,030

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table provides accumulated balances related to each component of accumulated other comprehensive income (loss) at December 31, 2019, net of tax.
	Unrealized Gain on Non-Impaired Securities	Unrealized Gain on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA/DRL Impact	Policyholder Liabilities	Total

Beginning of year	$6,555	$1,517	$(48,372)	$(1,107)	$(4,143)	$(45,550)
Other comprehensive income (loss) before reclassification	131,860	(561)	3,042	(11,608)	(15,987)	106,746
Amounts reclassified from accumulated other comprehensive income (loss)	(2,151)	461	—	—	—	(1,690)
Net current-period other comprehensive income (loss)	129,709	(100)	3,042	(11,608)	(15,987)	105,056
End of year	$136,264	$1,417	$(45,330)	$(12,715)	$(20,130)	$59,506
The following table provides accumulated balances related to each component of accumulated other comprehensive income (loss) at December 31, 2018, net of tax.
	Unrealized Gain on Non-Impaired Securities	Unrealized Gain on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA/DRL Impact	Policyholder Liabilities	Total

Beginning of year	$72,172	$2,174	$(42,549)	$(10,012)	$(15,497)	$6,288
Cumulative effect of adoption of new accounting principle (ASU No. 2016-01)	(1,212)	—	—	38	—	(1,174)
Adjusted beginning of year	70,960	2,174	(42,549)	(9,974)	(15,497)	5,114
Other comprehensive income (loss) before reclassification	(64,695)	(657)	(5,823)	8,867	11,354	(50,954)
Amounts reclassified from accumulated other comprehensive income (loss)	290	—	—	—	—	290
Net current-period other comprehensive income (loss)	(64,405)	(657)	(5,823)	8,867	11,354	(50,664)
End of year	$6,555	$1,517	$(48,372)	$(1,107)	$(4,143)	$(45,550)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following table presents the pre-tax and the related income tax benefit (expense) components of the amounts reclassified from accumulated other comprehensive income (loss) to the Consolidated Statements of Comprehensive Income for the years ended December 31.
	2019	2018	2017
Reclassification adjustments related to unrealized gains (losses) on investment securities:
Net realized investment gains (losses), excluding impairment losses [1]	$2,723	$(367)	$2,474
Income tax benefit (expense) [2]	(572)	77	(866)
Net of taxes	2,151	(290)	1,608

Other-than-temporary impairment losses [1]	(584)	—	(7)
Income tax benefit [2]	123	—	2
Net of taxes	(461)	—	(5)

Total pre-tax reclassifications	2,139	(367)	2,467
Total income tax benefit (expense)	(449)	77	(864)
Total reclassification, net taxes	$1,690	$(290)	$1,603
1  (Increases) decreases net realized investment gains (losses) on the Consolidated Statements of Comprehensive Income.
2  (Increases) decreases income tax expense on the Consolidated Statements of Comprehensive Income.

17. Earnings per Share
Due to our capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported.  The average number of shares outstanding was 9,683,414 shares during 2019, 2018, and 2017.  The number of shares outstanding at both December 31, 2019 and December 31, 2018 was 9,683,414.
18. Segment Information
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  The Individual Insurance segment consists of individual insurance products for Kansas City Life, Sunset Life, Grange Life, and the assumed reinsurance transactions.  The Group Insurance segment consists of sales of group life, dental, vision, disability, accident, and critical illness products.  The Old American segment consists of individual insurance products designed largely as final expense products.
Insurance revenues, as shown in the Consolidated Statements of Comprehensive Income, consist of premiums and contract charges, less reinsurance ceded.  Separate investment portfolios are maintained for Kansas City Life, Sunset Life, Old American, and Grange Life for segment reporting purposes.  Investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities.  Policyholder benefits are specifically identified to the respective segment.  Most home office functions are fully integrated for all segments in order to maximize economies of scale.  Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.
Inter-segment revenues are not material.  We operate solely in the United States of America and no individual customer accounts for 10% or more of our revenue.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

The following tables provide selected financial statement items of each of the operating segments for the years ended December 31.  Intercompany transactions have been eliminated to arrive at Consolidated Statements of Comprehensive Income.
	2019
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$190,041	$63,091	$95,981	$349,113
Interest credited to policyholder account balances	78,520	—	—	78,520
Amortization of deferred acquisition costs	15,506	—	20,442	35,948
Income tax expense	4,163	558	302	5,023
Net income	21,191	2,099	1,137	24,427
Assets	4,772,243	12,006	435,616	5,219,865

	2018
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$156,604	$61,632	$92,273	$310,509
Interest credited to policyholder account balances	74,308	—	—	74,308
Amortization of deferred acquisition costs	20,916	—	19,700	40,616
Income tax expense	854	574	86	1,514
Net income	12,198	2,160	1,314	15,672
Assets	4,552,270	10,550	408,666	4,971,486

	2017
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$145,460	$59,569	$88,935	$293,964
Interest credited to policyholder account balances	72,921	—	—	72,921
Amortization of deferred acquisition costs	15,965	—	18,805	34,770
Income tax expense (benefit)	(16,687)	910	(6,395)	(22,172)
Net income	41,005	1,690	8,846	51,541
Assets	4,120,410	9,710	400,550	4,530,670

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

19. Quarterly Consolidated Financial Data (unaudited)
The unaudited quarterly results of operations for the years ended December 31 are summarized in the following table.
	First	Second	Third	Fourth
2019:
Total revenues	$130,103	$129,884	$126,441	$126,265

Total benefits and expenses	125,154	123,455	120,983	113,651

Net income	4,035	5,281	4,522	10,589

Per common share,
basic and diluted	0.42	0.54	0.47	1.09

2018:
Total revenues	$109,511	$112,331	$115,372	$123,818

Total benefits and expenses	107,768	107,386	107,698	120,994

Net income	1,462	4,108	6,275	3,827

Per common share,
basic and diluted	0.15	0.43	0.64	0.40

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

20. Statutory Information and Stockholder Dividends Restriction
The following table provides Kansas City Life’s net gain from operations, net income, and capital and surplus (stockholders' equity) on the statutory basis used to report to regulatory authorities for the years ended December 31.
	2019	2018	2017

Net gain from operations	$5,965	$11,529	$14,440

Net income	6,929	15,510	15,977

Capital and surplus	260,804	278,157	307,501
The decrease in capital and surplus in 2019 compared to 2018 was largely attributable to changes in nonadmitted assets of $11.7 million, change in asset valuation reserve of $3.5 million, and change in net unrealized capital gains (losses) of $4.9 million.  These changes were partially offset by net income of $6.9 million, a $3.7 million change in the liability for pension and OPEB, and change in net deferred taxes of $3.0 million.  The decrease in capital and surplus in 2018 compared to 2017 was largely attributable to changes in nonadmitted assets of $28.0 million, change in net unrealized capital losses of $8.5 million, and a $7.5 million increase in the liability for pension and OPEB.  These changes were partially offset by net income of $15.5 million, change in asset valuation reserve of $4.6 million, and change in net deferred taxes of $4.8 million.
Kansas City Life recognizes its 100% ownership in Old American, Sunset Life, and Grange Life under the equity method with subsidiary earnings recorded through surplus on a statutory accounting basis.  Capital and surplus at December 31, 2019 in the above table includes capital and surplus of $19.7 million for Old American, $24.9 million for Sunset Life, and $34.2 million for Grange Life.
Stockholder dividends may not exceed statutory unassigned surplus.  Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year.  We believe that Kansas City Life, as the parent company, has sufficient cash resources, independent of dividends paid by its affiliates, to satisfy its own stockholder dividend payments.  In addition, we believe that individually each of the insurance enterprises has sufficient cash flows to satisfy the anticipated cash dividends that are expected to be declared.
The maximum stockholder dividends payable by Kansas City Life without prior approval in 2020 is $26.1 million, 10% of December 31, 2019 capital and surplus.  The maximum stockholder dividends payable by Old American without prior approval in 2020 is $2.0 million, 10% of December 31, 2019 capital and surplus.  The maximum stockholder dividends payable by Sunset Life without prior approval in 2020 is $2.5 million, 10% of December 31, 2019 capital and surplus.
Grange Life is subject to the laws in Ohio, its state of domicile.  Grange Life did not pay any stockholder dividends during 2019.
We believe that the statutory limitations impose no practical restrictions on the dividend payment plans of our three insurance companies.
Insurance companies are monitored and evaluated by state insurance departments as to the financial adequacy of statutory capital and surplus in relation to each company's risks.  One such measure is through the risk-based capital (RBC) guidelines.  RBC requirements are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action.  RBC guidelines consist of target statutory surplus levels based on the relationship of statutory capital and surplus to the sum of weighted risk exposures.  The RBC calculation determines both an authorized control level and a total adjusted capital prepared on the RBC basis.  Generally, regulatory action is at 150% of the authorized control level.  Each of the four insurance companies was within the range of approximately 600% to 900%, well in excess of the control level at December 31, 2019.
We are required to deposit a defined amount of assets with state regulatory authorities.  Such assets had a statutory carrying value of $16.3 million at December 31, 2019, $14.7 million at December 31, 2018, and $12.3 million at December 31, 2017.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

21. Commitments, Contingent Liabilities, Guarantees, and Indemnifications
Commitments
In the normal course of business, we have open purchase and sale commitments.  At December 31, 2019, we had purchase commitments to fund mortgage loans of $20.6 million.
Subsequent to December 31, 2019 we entered into commitments to fund additional mortgage loans of $13.9 million.
Contingent Liabilities
On March 1, 2019, the Delaware Department of Insurance requested Scottish Re (US) be placed in rehabilitation. Kansas City Life has ceded some of its business to Scottish Re (US), a subsidiary of Scottish Re Group.  Based on the information currently available, the Company does not have sufficient information to make an assessment of the likelihood of any loss related to this matter. The Company will continue to closely monitor developments related to the rehabilitation proceeding.
Kansas City Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.
Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss can be difficult to ascertain.  We establish liabilities for litigation and other loss contingencies when available information indicates both that a loss is probable and the amount of the loss can be reasonably estimated.  Some matters could require us to pay damages or make other expenditures or establish accruals in amounts that cannot be estimated as of December 31, 2019.  Based on information currently known by management, management does not believe any such expenditures are likely to have a material adverse effect on Kansas City Life’s financial condition.
Cost of Insurance Litigation
We are a defendant in three very similar putative class actions that allege that we applied cost of insurance rates in excess of amounts permitted by the terms of certain universal life insurance policies.
The three cases are:
•
Meek v. KCL, filed in the U.S. District Court for the Western District of Missouri, in which the plaintiff seeks to represent all similar universal life policyholders residing outside of the State of Missouri and seeks damages on behalf of all such policyholders.

•
Karr v. KCL, filed in the 16th District Court for the State of Missouri (Jackson County), in which plaintiff seeks to represent all similar universal life policyholders residing in the State of Missouri and seeks damages on behalf of all such policyholders.

•
Sheldon v KCL, filed in the 16th District Court for the State of Missouri (Jackson County), in which plaintiff seeks to represent all similar variable universal life policyholders and seeks damages on behalf of all such policyholders.

We are vigorously defending each of these matters.
We are subject to regular reviews and inspections by state and federal regulatory authorities.  State insurance examiners - or independent audit firms engaged by such examiners - may, from time to time, conduct examinations or investigations into industry practices and into customer complaints.  A regulatory violation discovered during a review, inspection, or investigation could result in a wide range of remedies that could include the imposition of sanctions against us or our employees, which could have a material adverse effect on our financial statements.  The Missouri Department of Insurance most recently completed an examination based upon our statutory financial statements for the year ended December 31, 2014 for Kansas City Life, Sunset Life, and Old American.  No recommendations or financial adjustments were required as a result of that examination.  The Ohio Department of Insurance most recently completed an examination of Grange Life for the year ended December 31, 2014.  A periodic examination by the Missouri Department of Insurance and the Ohio Department of Insurance based upon the year ended December 31, 2019 began during the first quarter of 2020.
The life insurance industry has been the subject of significant regulatory and legal activities regarding the use of the U.S. Social Security Administration's Death Master File (“Death Master File”) in the claims process.  Certain states have proposed, and many other states are considering, new legislation and regulations related to unclaimed life insurance benefits and the use of the Death Master File in the claims process.  Based on our analysis to date, we believe that we have adequately reserved for contingencies

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
from a change in statute or regulation.  Ongoing regulatory developments and other future requirements related to this matter may result in additional payments or costs that could be significant and could have a material adverse effect on our financial statements.
Guarantees and Indemnifications
We are subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees, and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated.  Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  We are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  We believe that the likelihood is remote that material payments would be required under such indemnifications and, therefore, such indemnifications would not result in a material adverse effect on our financial position or financial statements.
22. Subsequent Events
We evaluated events that occurred subsequent to December 31, 2019 through March 12, 2020, the date the consolidated financial statements were issued and have identified the following subsequent event.
On January 27, 2020, the Kansas City Life Board of Directors declared a quarterly dividend of $0.27 per share, paid on February 12, 2020 to stockholders of record on February 6, 2020.
There have been no other subsequent events that occurred during such period that require disclosure in, or adjustment to, the consolidated financial statements as of and for the year ended December 31, 2019.

Independent Auditor's Report

The Audit Committee and Stockholders
Kansas City Life Insurance Company
We have audited the accompanying consolidated financial statements of Kansas City Life Insurance Company and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2019 and 2018, and the related consolidated statements of comprehensive income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2019, and the related notes to the consolidated financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements.  The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and its subsidiaries as of December 31, 2019 and 2018, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2019, in accordance with accounting principles generally accepted in the United States of America.
/s/ BKD, LLP
Kansas City, Missouri
March 12, 2020

KANSAS CITY LIFE
VARIABLE LIFE
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
Years ended December 31, 2019 and 2018

TABLE OF CONTENTS

Statement of Net Assets
Statement of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2019

			Century II Variable Universal Life		Century II Survivorship Variable Universal Life		Century II Alliance Variable Universal Life
Net Assets	Number of Shares	NAV	Number of Units	Unit Value	Number of Units	Unit Value	Number of Units	Unit Value	Fair Value	Cost
									(in thousands)
Federated Insurance Series
Managed Volatility Fund II - P	205,614	$ 11.30	84,558	$ 21.766	5,935	$ 15.990	32,919	$ 11.789	$ 2,322	$ 2,547
High Income Bond Fund II - P	217,604	6.53	30,099	36.749	2,169	32.349	7,543	32.440	1,422	1,429
Government Money Fund II - S	1,265,682	1.00	75,628	13.129	-	13.148	23,932	11.400	1,264	1,266

MFS® Variable Insurance Trust
Research Series - Initial Class Shares	219,045	29.49	97,700	56.565	11,808	42.252	13,301	32.654	6,460	5,261
Growth Series - Initial Class Shares	210,766	59.40	152,927	72.262	14,729	55.981	17,314	37.204	12,520	7,505
Total Return Series - Initial Class Shares	137,998	24.90	53,620	45.446	7,081	37.550	27,218	26.946	3,436	3,008
Total Return Bond Series - Initial Class Shares	137,509	13.48	52,890	27.282	299	27.459	17,602	22.866	1,853	1,792
Utilities Series - Initial Class Shares	264,569	35.18	79,043	90.384	8,756	72.358	36,198	42.260	9,309	7,405

MFS® Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	115,958	9.98	39,389	25.302	553	25.295	5,891	24.900	1,157	1,160

American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	240,539	15.96	62,298	50.809	1,646	52.031	14,970	39.283	3,839	3,369
VP International Fund - Class	402,063	11.50	116,251	33.531	4,323	26.807	29,240	20.855	4,624	3,895
VP Value Fund - Class I	507,304	11.72	149,838	25.020	14,239	26.482	50,438	36.075	5,947	4,320
VP Income & Growth Fund - Class I	152,388	10.02	60,716	18.631	7,759	19.736	8,467	28.651	1,528	1,298
VP Ultra® Fund - Class I	96,511	20.93	25,932	41.684	3,619	43.636	17,533	44.553	2,019	1,458
VP Mid Cap Value Fund - Class I	10,975	20.68	6,431	30.095	508	31.249	551	31.787	225	203

American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	68,135	10.26	33,197	15.106	2,853	15.813	9,444	16.146	700	708

BNY Mellon Variable Investment Fund
Appreciation Portfolio - Initial Shares	116,496	42.76	98,359	43.432	1,511	43.628	20,703	31.082	4,980	4,501
Opportunistic Small Cap Portfolio - Initial Shares	140,822	41.78	141,153	31.508	14,826	29.247	43,744	22.916	5,884	5,672

BNY Mellon Stock Index Fund, Inc. - Initial Shares	368,453	59.95	399,394	45.317	40,951	44.353	67,607	32.145	22,088	14,621

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	22,394	39.30	8,924	73.621	2,032	77.921	2,619	24.733	881	765

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	40,295	32.27	17,122	46.302	6,214	49.006	6,493	31.268	1,300	915
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	185,916	23.04	58,295	47.786	4,107	50.577	36,982	34.884	4,285	3,783
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	192,961	11.81	34,409	45.793	1,361	47.937	13,034	48.945	2,278	1,873

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	163,633	17.50	63,190	28.773	2,666	30.345	34,211	28.194	2,864	2,528
Franklin Small-Mid Cap Growth VIP Fund - Class 2	58,790	17.29	35,358	19.426	1,398	20.488	10,284	29.266	1,016	1,083
Templeton Developing Markets VIP Fund - Class 2	218,457	10.71	50,586	30.306	2,028	31.962	18,812	39.433	2,340	1,958
Templeton Foreign VIP Fund - Class 2	208,161	13.93	54,619	33.816	2,423	35.791	52,894	18.262	2,900	2,940

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2019

			Century II		Century II Survivorship		Century II Alliance
			Variable Universal Life		Variable Universal Life		Variable Universal Life
Net Assets	Number of Shares	NAV	Number of Units	Unit Value	Number of Units	Unit Value	Number of Units	Unit Value	Fair Value	Cost
									(in thousands)
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	226,508	17.01	57,915	36.880	9,622	39.033	42,556	31.522	3,854	3,277

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares	12,936	67.15	41,548	12.398	17,721	13.076	5,350	22.766	869	685
V.I. Technology Fund - Series I Shares	22,720	27.23	46,741	8.270	11,957	8.721	5,346	23.912	619	475
V.I. Core Equity Fund - Series I Shares	49,517	34.95	72,561	16.026	2,666	16.901	24,390	21.432	1,731	1,637

Columbia Funds Variable Series Trust II
Mid-Cap Growth Fund (Class 2)	64,888	32.44	81,169	18.562	1,269	19.576	21,561	26.598	2,105	1,310
Seligman Global Technology Fund (Class 2)	132,261	21.12	60,829	38.864	558	40.988	6,924	58.697	2,793	2,489
Select Small Cap Value Fund (Class 2)	102,779	24.44	43,056	36.445	1,125	38.152	23,100	38.954	2,511	1,830

Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio - Service Class 2	36,290	36.10	45,010	24.052	1,065	24.905	7,942	25.303	1,310	1,111
VIP Freedom Income PortfolioSM - Service Class 2	5,883	11.83	1,357	14.500	3,325	15.015	-	15.255	68	64
VIP Freedom 2010 PortfolioSM - Service Class 2	170	13.32	137	16.553	-	17.140	-	17.414	2	2
VIP Freedom 2015 PortfolioSM - Service Class 2	362	13.12	279	16.981	-	17.583	-	17.864	5	4
VIP Freedom 2020 PortfolioSM - Service Class 2	9,776	13.92	7,298	17.066	-	17.672	642	17.954	135	117
VIP Freedom 2025 PortfolioSM - Service Class 2	9,308	15.21	1,614	18.060	5,500	18.700	503	18.999	142	99
VIP Freedom 2030 PortfolioSM - Service Class 2	12,681	15.19	9,675	18.143	-	18.786	896	19.087	190	154
VIP Freedom 2035 PortfolioSM - Service Class 2	476	24.17	532	21.619	-	22.202	-	22.472	11	9
VIP Freedom 2040 PortfolioSM - Service Class 2	1,553	22.95	1,635	21.800	-	22.387	-	22.660	37	30
VIP Freedom 2045 PortfolioSM - Service Class 2	4,333	22.93	4,531	21.931	-	22.522	-	22.796	99	84
VIP Freedom 2050 PortfolioSM - Service Class 2	5,798	20.57	5,429	21.966	-	22.558	-	22.832	120	101

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	7,068	11.57	6,341	12.896	-	13.171	-	13.298	82	80
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	4,985	11.95	3,088	13.558	-	13.847	1,267	13.981	60	56
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	12,336	11.43	9,991	13.550	-	13.838	403	13.972	141	140

American Funds Insurance Series®
Global Bond Fund - Class 2 Shares	285	12.03	325	10.557	-	10.665	-	10.714	4	3
Global Growth Fund - Class 2 Shares	985	32.24	1,060	16.232	518	16.396	367	16.472	32	28
New World Fund® - Class 2 Shares	4,591	25.59	6,832	14.465	573	14.611	702	14.678	118	111
Growth-Income Fund - Class 2 Shares	3,001	50.08	7,578	15.951	339	16.113	1,479	16.187	149	141
Capital Income Builder® - Class 2 Shares	232	10.72	207	11.989	-	12.110	-	12.166	3	2
Asset Allocation Fund - Class 2 Shares	780	23.79	1,340	13.850	-	13.990	-	14.055	19	18

American Funds Insurance Series® Managed Risk Funds
Managed Risk Growth Fund - Class P2 Shares	1,468	13.71	1,245	15.468	-	15.625	55	15.697	20	19
Managed Risk International Fund - Class P2 Shares	3,056	10.92	2,546	12.943	-	13.074	32	13.135	34	32
Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	788	11.91	686	12.466	-	12.593	66	12.651	9	9
Managed Risk Growth-Income Fund - Class P2 Shares	2,823	13.69	1,489	14.244	-	14.388	1,206	14.454	39	37
Managed Risk Asset Allocation Fund - Class P2 Shares	50,629	13.46	51,657	13.168	-	13.301	94	13.363	682	623
Total Net Assets									$ 127,434	$ 102,040

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2019
(in thousands)

	Federated Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II
	Managed Volatility Fund II - P	High Income Bond Fund II - P	Government Money Fund II - S	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Total Return Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Strategic Income Portfolio - Initial Class Shares

Investment Income:
Income:
Dividend Distributions	$44	82	20	47	-	75	61	354	40
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	18	11	10	52	98	26	15	72	10
Net Investment Income (Loss)	26	71	10	(5)	(98)	49	46	282	30
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	(83)	(8)	-	168	563	52	6	228	(3)
Capital Gains Distributions	-	-	-	615	997	85	-	26	-
Unrealized Appreciation (Depreciation)	434	109	-	865	2,014	380	106	1,327	85
Net Gain (Loss) on Investments	351	101	-	1,648	3,574	517	112	1,581	82

Change in Net Assets from Operations	$377	172	10	1,643	3,476	566	158	1,863	112

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2019
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.	BNY Mellon Variable Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Income & Growth Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Investment Income:
Income:
Dividend Distributions	$-	37	115	29	-	4	16	53	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	30	36	41	11	14	2	5	39	45
Net Investment Income (Loss)	(30)	1	74	18	(14)	2	11	14	(45)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	40	56	170	20	60	2	(6)	7	5
Capital Gains Distributions	595	220	313	117	196	22	-	508	973
Unrealized Appreciation (Depreciation)	412	736	683	134	286	24	48	822	107
Net Gain (Loss) on Investments	1,047	1,012	1,166	271	542	48	42	1,337	1,085

Change in Net Assets from Operations	$1,017	1,013	1,240	289	528	50	53	1,351	1,040

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2019
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
	BNY Mellon Stock Index Fund, Inc. - Initial Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2

Investment Income:
Income:
Dividend Distributions	$347	12	10	16	33	72	-	21	48
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	169	7	9	31	16	20	7	16	21
Net Investment Income (Loss)	178	5	1	(15)	17	52	(7)	5	27
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	714	3	29	49	43	44	(10)	23	(38)
Capital Gains Distributions	1,009	26	83	460	138	56	131	-	28
Unrealized Appreciation (Depreciation)	3,316	193	199	328	264	360	127	459	281
Net Gain (Loss) on Investments	5,039	222	311	837	445	460	248	482	271

Change in Net Assets from Operations	$5,217	227	312	822	462	512	241	487	298

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2019
(in thousands)

	Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)			Columbia Funds Variable Series Trust II			Fidelity® Variable Insurance Products
	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid-Cap Growth Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Small Cap Value Fund (Class 2)	VIP ContrafundSM Portfolio - Service Class 2	VIP Freedom Income PortfolioSM - Service Class 2

Investment Income:
Income:
Dividend Distributions	$59	-	-	15	-	-	-	3	1
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	26	6	4	12	15	20	17	10	-
Net Investment Income (Loss)	33	(6)	(4)	3	(15)	(20)	(17)	(7)	1
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	43	17	19	13	105	5	60	13	-
Capital Gains Distributions	63	112	48	177	-	387	-	134	1
Unrealized Appreciation (Depreciation)	633	109	103	177	446	642	291	168	4
Net Gain (Loss) on Investments	739	238	170	367	551	1,034	351	315	5

Change in Net Assets from Operations	$772	232	166	370	536	1,014	334	308	6

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2019
(in thousands)

	Fidelity® Variable Insurance Products
	VIP Freedom 2010 PortfolioSM - Service Class 2	VIP Freedom 2015 PortfolioSM - Service Class 2	VIP Freedom 2020 PortfolioSM - Service Class 2	VIP Freedom 2025 PortfolioSM - Service Class 2	VIP Freedom 2030 PortfolioSM - Service Class 2	VIP Freedom 2035 PortfolioSM - Service Class 2	VIP Freedom 2040 PortfolioSM - Service Class 2	VIP Freedom 2045 PortfolioSM - Service Class 2	VIP Freedom 2050 PortfolioSM - Service Class 2

Investment Income:
Income:
Dividend Distributions	$-	-	2	2	3	-	1	1	2
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	-	-	1	1	2	-	-	1	1
Net Investment Income (Loss)	-	-	1	1	1	-	1	-	1
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	-	-	2	2	8	2	-	-	1
Capital Gains Distributions	-	1	7	4	7	1	1	3	3
Unrealized Appreciation (Depreciation)	-	-	12	17	23	1	5	16	20
Net Gain (Loss) on Investments	-	1	21	23	38	4	6	19	24

Change in Net Assets from Operations	$-	1	22	24	39	4	7	19	25

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2019
(in thousands)

	Northern Lights Variable Trust			American Funds Insurance Series®
	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Global Bond Fund - Class 2 Shares	Global Growth Fund - Class 2 Shares	New World Fund® - Class 2 Shares	Growth-Income Fund - Class 2 Shares	Capital Income Builder® - Class 2 Shares	Asset Allocation Fund - Class 2 Shares

Investment Income:
Income:
Dividend Distributions	$2	1	3	-	-	1	2	-	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	1	1	1	-	-	1	1	-	-
Net Investment Income (Loss)	1	-	2	-	-	-	1	-	-
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	-	1	-	-	-	(1)	(1)	-	-
Capital Gains Distributions	2	3	9	-	1	4	7	-	1
Unrealized Appreciation (Depreciation)	4	6	10	-	4	21	14	-	1
Net Gain (Loss) on Investments	6	10	19	-	5	24	20	-	2

Change in Net Assets from Operations	$7	10	21	-	5	24	21	-	2

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2019
(in thousands)

	American Funds Insurance Series® Managed Risk Funds
	Managed Risk Growth Fund - Class P2 Shares	Managed Risk International Fund - Class P2 Shares	Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	Managed Risk Growth-Income Fund - Class P2 Shares	Managed Risk Asset Allocation Fund - Class P2 Shares	Total

Investment Income:
Income:
Dividend Distributions	$-	-	-	-	14	1,648
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	-	-	-	-	5	957
Net Investment Income (Loss)	-	-	-	-	9	691
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	-	-	-	-	1	2,424
Capital Gains Distributions	1	-	-	-	26	7,601
Unrealized Appreciation (Depreciation)	2	2	1	3	59	16,893
Net Gain (Loss) on Investments	3	2	1	3	86	26,918

Change in Net Assets from Operations	$3	2	1	3	95	27,609

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2019 and 2018
(in thousands)

	Federated Insurance Series						MFS® Variable Insurance Trust

	Managed Volatility Fund II - P		High Income Bond Fund II - P		Government Money Fund II - S		Research Series - Initial Class Shares		Growth Series - Initial Class Shares		Total Return Series - Initial Class Shares
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Change in Net Assets from Operations:
Net Investment Income (Loss)	$26	59	71	103	10	4	(5)	(9)	(98)	(83)	49	45
Net Realized Gain (Loss) and Capital Gains Distributions	(83)	(94)	(8)	(12)	-	-	783	894	1,560	1,427	137	196
Unrealized Appreciation (Depreciation)	434	(190)	109	(146)	-	-	865	(1,158)	2,014	(1,102)	380	(446)
Change in Net Assets from Operations	377	(225)	172	(55)	10	4	1,643	(273)	3,476	242	566	(205)

Deposits	201	207	91	97	339	129	286	307	459	494	226	224

Payments and Withdrawals:
Death Benefits	-	-	-	-	369	701	-	-	-	-	-	-
Withdrawals	125	165	47	59	40	89	361	367	517	684	178	145
Administrative Fees	142	144	81	82	97	88	283	280	503	504	211	212
Net Transfers to (from) Fixed Account	7	(35)	(2)	78	(278)	(730)	156	125	21	158	(59)	36
Payments and Withdrawals	274	274	126	219	228	148	800	772	1,041	1,346	330	393

Net Assets:
Net Increase (Decrease)	304	(292)	137	(177)	121	(15)	1,129	(738)	2,894	(610)	462	(374)
Beginning of Year	2,018	2,310	1,285	1,462	1,143	1,158	5,331	6,069	9,626	10,236	2,974	3,348

End of Year	$2,322	2,018	1,422	1,285	1,264	1,143	6,460	5,331	12,520	9,626	3,436	2,974

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2019 and 2018
(in thousands)

	MFS® Variable Insurance Trust				MFS® Variable Insurance Trust II		American Century Variable Portfolios, Inc.

	Total Return Bond Series - Initial Class Shares		Utilities Series - Initial Class Shares		Strategic Income Portfolio - Initial Class Shares		VP Capital Appreciation Fund - Class I		VP International Fund - Class I		VP Value Fund - Class I
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Change in Net Assets from Operations:
Net Investment Income (Loss)	$46	44	282	24	30	34	(30)	(29)	1	18	74	49
Net Realized Gain (Loss) and Capital Gains Distributions	6	(6)	254	167	(3)	(12)	635	85	276	435	483	249
Unrealized Appreciation (Depreciation)	106	(73)	1,327	(158)	85	(54)	412	(234)	736	(1,159)	683	(825)
Change in Net Assets from Operations	158	(35)	1,863	33	112	(32)	1,017	(178)	1,013	(706)	1,240	(527)

Deposits	188	198	532	555	111	124	185	206	361	386	445	437

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	99	86	430	490	42	39	196	243	250	314	280	339
Administrative Fees	108	123	453	462	72	69	157	158	220	235	282	283
Net Transfers to (from) Fixed Account	10	42	143	284	18	68	7	38	29	(27)	(15)	85
Payments and Withdrawals	217	251	1,026	1,236	132	176	360	439	499	522	547	707

Net Assets:
Net Increase (Decrease)	129	(88)	1,369	(648)	91	(84)	842	(411)	875	(842)	1,138	(797)
Beginning of Year	1,724	1,812	7,940	8,588	1,066	1,150	2,997	3,408	3,749	4,591	4,809	5,606

End of Year	$1,853	1,724	9,309	7,940	1,157	1,066	3,839	2,997	4,624	3,749	5,947	4,809

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2019 and 2018
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc		BNY Mellon Variable Investment Fund

	VP Income & Growth Fund - Class I		VP Ultra® Fund - Class I		VP Mid Cap Value Fund - Class I		VP Inflation Protection Fund - Class II		Appreciation Portfolio - Initial Shares		Opportunistic Small Cap Portfolio - Initial Shares
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Change in Net Assets from Operations:
Net Investment Income (Loss)	$18	16	(14)	(8)	2	1	11	14	14	18	(45)	(53)
Net Realized Gain (Loss) and Capital Gains Distributions	137	149	256	277	24	25	(6)	(8)	515	610	978	1,355
Unrealized Appreciation (Depreciation)	134	(269)	286	(263)	24	(55)	48	(32)	822	(947)	107	(2,525)
Change in Net Assets from Operations	289	(104)	528	6	50	(29)	53	(26)	1,351	(319)	1,040	(1,223)

Deposits	111	111	143	153	22	24	78	83	260	248	365	376

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	64	89	111	115	22	14	25	47	349	278	328	345
Administrative Fees	82	84	88	85	18	20	39	42	226	234	287	329
Net Transfers to (from) Fixed Account	(6)	11	40	26	(4)	18	53	(5)	24	99	(54)	71
Payments and Withdrawals	140	184	239	226	36	52	117	84	599	611	561	745

Net Assets:
Net Increase (Decrease)	260	(177)	432	(67)	36	(57)	14	(27)	1,012	(682)	844	(1,592)
Beginning of Year	1,268	1,445	1,587	1,654	189	246	686	713	3,968	4,650	5,040	6,632

End of Year	$1,528	1,268	2,019	1,587	225	189	700	686	4,980	3,968	5,884	5,040

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2019 and 2018
(in thousands)

					JPMorgan Insurance Trust						Franklin Templeton Variable Insurance Products Trust

	BNY Mellon Stock Index Fund, Inc. - Initial Shares		BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares		Insurance Trust U.S. Equity Portfolio - Class 1 Shares		Insurance Trust Small Cap Core Portfolio - Class 1 Shares		Insurance Trust Mid Cap Value Portfolio - Class 1 Shares		Franklin Global Real Estate VIP Fund - Class 2
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Change in Net Assets from Operations:
Net Investment Income (Loss)	$178	162	5	7	1	-	(15)	(16)	17	4	52	50
Net Realized Gain (Loss) and Capital Gains Distributions	1,723	1,386	29	153	112	216	509	427	181	129	100	21
Unrealized Appreciation (Depreciation)	3,316	(2,511)	193	(195)	199	(287)	328	(908)	264	(390)	360	(270)
Change in Net Assets from Operations	5,217	(963)	227	(35)	312	(71)	822	(497)	462	(257)	512	(199)

Deposits	1,129	1,152	66	75	58	76	320	346	177	199	249	248

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	941	1,198	60	44	23	25	206	211	130	198	167	141
Administrative Fees	1,046	1,057	45	65	75	73	194	200	106	111	148	146
Net Transfers to (from) Fixed Account	39	254	10	51	5	114	(79)	(12)	(75)	110	9	24
Payments and Withdrawals	2,026	2,509	115	160	103	212	321	399	161	419	324	311

Net Assets:
Net Increase (Decrease)	4,320	(2,320)	178	(120)	267	(207)	821	(550)	478	(477)	437	(262)
Beginning of Year	17,768	20,088	703	823	1,033	1,240	3,464	4,014	1,800	2,277	2,427	2,689

End of Year	$22,088	17,768	881	703	1,300	1,033	4,285	3,464	2,278	1,800	2,864	2,427

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2019 and 2018
(in thousands)

	Franklin Templeton Variable Insurance Products Trust						Calamos® Advisors Trust		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

	Franklin Small-Mid Cap Growth VIP Fund - Class 2		Templeton Developing Markets VIP Fund - Class 2		Templeton Foreign VIP Fund - Class 2		Calamos Growth and Income Portfolio		V.I. American Franchise Fund - Series I Shares		V.I. Technology Fund - Series I Shares
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(7)	(7)	5	3	27	55	33	19	(6)	(6)	(4)	(4)
Net Realized Gain (Loss) and Capital Gains Distributions	121	81	23	26	(10)	7	106	212	129	87	67	47
Unrealized Appreciation (Depreciation)	127	(125)	459	(412)	281	(555)	633	(393)	109	(115)	103	(60)
Change in Net Assets from Operations	241	(51)	487	(383)	298	(493)	772	(162)	232	(34)	166	(17)

Deposits	55	57	196	206	260	270	198	210	38	50	25	26

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	20	64	110	126	150	173	174	165	14	21	9	23
Administrative Fees	42	41	107	112	138	147	173	182	34	34	28	26
Net Transfers to (from) Fixed Account	15	(19)	44	(103)	(77)	(28)	(30)	156	6	(34)	26	(96)
Payments and Withdrawals	77	86	261	135	211	292	317	503	54	21	63	(47)

Net Assets:
Net Increase (Decrease)	219	(80)	422	(312)	347	(515)	653	(455)	216	(5)	128	56
Beginning of Year	797	877	1,918	2,230	2,553	3,068	3,201	3,656	653	658	491	435

End of Year	$1,016	797	2,340	1,918	2,900	2,553	3,854	3,201	869	653	619	491

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2019 and 2018
(in thousands)

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		Columbia Funds Variable Series Trust II						Fidelity® Variable Insurance Products

	V.I. Core Equity Fund - Series I Shares		Mid-Cap Growth Fund (Class 2)		Seligman Global Technology Fund (Class 2)		Select Small Cap Value Fund (Class 2)		VIP ContrafundSM Portfolio - Service Class 2		VIP Freedom Income PortfolioSM - Service Class 2
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Change in Net Assets from Operations:
Net Investment Income (Loss)	$3	2	(15)	(14)	(20)	(20)	(17)	(18)	(7)	(5)	1	1
Net Realized Gain (Loss) and Capital Gains Distributions	190	122	105	75	392	270	60	150	147	138	1	1
Unrealized Appreciation (Depreciation)	177	(275)	446	(157)	642	(436)	291	(439)	168	(210)	4	(3)
Change in Net Assets from Operations	370	(151)	536	(96)	1,014	(186)	334	(307)	308	(77)	6	(1)

Deposits	142	142	141	136	109	154	210	212	99	109	2	2

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	72	101	113	105	187	174	70	148	63	94	-	-
Administrative Fees	76	78	88	86	89	95	106	108	55	57	3	3
Net Transfers to (from) Fixed Account	(32)	27	(10)	(7)	40	126	(149)	91	-	49	-	(1)
Payments and Withdrawals	116	206	191	184	316	395	27	347	118	200	3	2

Net Assets:
Net Increase (Decrease)	396	(215)	486	(144)	807	(427)	517	(442)	289	(168)	5	(1)
Beginning of Year	1,335	1,550	1,619	1,763	1,986	2,413	1,994	2,436	1,021	1,189	63	64

End of Year	$1,731	1,335	2,105	1,619	2,793	1,986	2,511	1,994	1,310	1,021	68	63

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2019 and 2018
(in thousands)

	Fidelity® Variable Insurance Products

	VIP Freedom 2010 PortfolioSM - Service Class 2		VIP Freedom 2015 PortfolioSM - Service Class 2		VIP Freedom 2020 PortfolioSM - Service Class 2		VIP Freedom 2025 PortfolioSM - Service Class 2		VIP Freedom 2030 PortfolioSM - Service Class 2		VIP Freedom 2035 PortfolioSM - Service Class 2
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	-	-	1	1	1	1	1	-	-	-
Net Realized Gain (Loss) and Capital Gains Distributions	-	-	1	1	9	9	6	4	15	9	3	-
Unrealized Appreciation (Depreciation)	-	-	-	(1)	12	(19)	17	(14)	23	(28)	1	(3)
Change in Net Assets from Operations	-	-	1	-	22	(9)	24	(9)	39	(19)	4	(3)

Deposits	-	-	2	4	6	7	2	1	19	24	2	2

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	-	-	3	3	1	18	-	-	35	2	13	-
Administrative Fees	1	1	2	4	8	9	7	6	9	11	1	1
Net Transfers to (from) Fixed Account	-	(1)	-	-	11	1	(9)	(1)	9	7	-	(1)
Payments and Withdrawals	1	-	5	7	20	28	(2)	5	53	20	14	-

Net Assets:
Net Increase (Decrease)	(1)	-	(2)	(3)	8	(30)	28	(13)	5	(15)	(8)	(1)
Beginning of Year	3	3	7	10	127	157	114	127	185	200	19	20

End of Year	$2	3	5	7	135	127	142	114	190	185	11	19

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2019 and 2018
(in thousands)

	Fidelity® Variable Insurance Products						Northern Lights Variable Trust

	VIP Freedom 2040 PortfolioSM - Service Class 2		VIP Freedom 2045 PortfolioSM - Service Class 2		VIP Freedom 2050 PortfolioSM - Service Class 2		TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Change in Net Assets from Operations:
Net Investment Income (Loss)	$1	-	-	-	1	-	1	-	-	-	2	1
Net Realized Gain (Loss) and Capital Gains Distributions	1	1	3	1	4	3	2	1	4	3	9	9
Unrealized Appreciation (Depreciation)	5	(4)	16	(10)	20	(13)	4	(3)	6	(10)	10	(22)
Change in Net Assets from Operations	7	(3)	19	(9)	25	(10)	7	(2)	10	(7)	21	(12)

Deposits	6	6	13	13	17	17	4	15	6	7	19	22

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	-	-	-	-	-	1	-	-	17	-	4	3
Administrative Fees	1	1	3	3	6	6	2	2	3	3	15	14
Net Transfers to (from) Fixed Account	-	-	-	-	-	-	(25)	(26)	-	-	2	(1)
Payments and Withdrawals	1	1	3	3	6	7	(23)	(24)	20	3	21	16

Net Assets:
Net Increase (Decrease)	12	2	29	1	36	-	34	37	(4)	(3)	19	(6)
Beginning of Year	25	23	70	69	84	84	48	11	64	67	122	128

End of Year	$37	25	99	70	120	84	82	48	60	64	141	122

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2019 and 2018
(in thousands)

	American Funds Insurance Series®

	Global Bond Fund - Class 2 Shares		Global Growth Fund - Class 2 Shares		New World Fund® - Class 2 Shares		Growth-Income Fund - Class 2 Shares		Capital Income Builder® - Class 2 Shares		Asset Allocation Fund - Class 2 Shares
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	-	-	-	-	1	1	-	-	-	-
Net Realized Gain (Loss) and Capital Gains Distributions	-	-	1	2	3	-	6	2	-	-	1	-
Unrealized Appreciation (Depreciation)	-	-	4	(2)	21	(15)	14	(6)	-	-	1	-
Change in Net Assets from Operations	-	-	5	-	24	(15)	21	(3)	-	-	2	-

Deposits	1	1	4	7	6	11	31	15	1	1	13	1

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	-	-	2	14	-	-	-	1	-	-	-	1
Administrative Fees	-	-	2	3	4	4	9	5	-	-	2	1
Net Transfers to (from) Fixed Account	(1)	-	(21)	17	(16)	(67)	(55)	(27)	-	-	(3)	(1)
Payments and Withdrawals	(1)	-	(17)	34	(12)	(63)	(46)	(21)	-	-	(1)	1

Net Assets:
Net Increase (Decrease)	2	1	26	(27)	42	59	98	33	1	1	16	-
Beginning of Year	2	1	6	33	76	17	51	18	2	1	3	3

End of Year	$4	2	32	6	118	76	149	51	3	2	19	3

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2019 and 2018
(in thousands)

	American Funds Insurance Series® Managed Risk Funds

	Managed Risk Growth Fund - Class P2 Shares		Managed Risk International Fund - Class P2 Shares		Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares		Managed Risk Growth-Income Fund - Class P2 Shares		Managed Risk Asset Allocation Fund - Class P2 Shares		Total
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	-	-	-	-	-	-	9	2	691	466
Net Realized Gain (Loss) and Capital Gains Distributions	1	2	-	-	-	-	-	-	27	22	10,025	9,354
Unrealized Appreciation (Depreciation)	2	(2)	2	(1)	1	(1)	3	(1)	59	(56)	16,893	(17,588)
Change in Net Assets from Operations	3	-	2	(1)	1	(1)	3	(1)	95	(32)	27,609	(7,768)

Deposits	9	8	4	3	4	3	10	2	77	91	8,133	8,290

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	369	701
Withdrawals	-	-	-	-	-	1	-	-	2	3	6,050	6,966
Administrative Fees	5	3	3	1	4	2	4	1	30	24	6,023	6,160
Net Transfers to (from) Fixed Account	-	2	(26)	8	-	(1)	(20)	(10)	(9)	(6)	(331)	937
Payments and Withdrawals	5	5	(23)	9	4	2	(16)	(9)	23	21	12,111	14,764

Net Assets:
Net Increase (Decrease)	7	3	29	(7)	1	-	29	10	149	38	23,631	(14,242)
Beginning of Year	13	10	5	12	8	8	10	-	533	495	103,803	118,045

End of Year	$20	13	34	5	9	8	39	10	682	533	127,434	103,803

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Notes to Financial Statements

1. Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Life Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is marketed and presented herein as follows:

•	Century II Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Accumulator Variable Universal Life (presented herein with Century II Variable Universal Life);
•	Century II Survivorship Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Heritage Survivorship Variable Universal Life (presented herein with Century II Survivorship Variable Universal Life and sales discontinued effective January 1, 2009); and,
•	Century II Alliance Variable Universal Life (sales discontinued effective January 1, 2009).

All products are distributed by Sunset Financial Services, Inc. (SFS), a wholly-owned subsidiary of KCL.  SFS has entered into a series of selling agreements with third-party broker-dealers that sell the contracts through their registered representatives who are licensed as insurance agents with KCL.

The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, that follows the accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services Investment Companies.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable life contracts is only available to service these liabilities.  All deposits received by the Account have been directed by the contract owners into subaccounts that invest in 59 series-type mutual funds, as listed below, or into KCL’s Fixed Account.  The underlying mutual fund options are not directly available to the general public. The underlying mutual funds are available as investment options in variable life insurance policies issued by KCL.  The Fixed Account represents a portion of the general account assets of KCL and is not included in this report.  KCL’s Fixed Account may be charged with liabilities arising out of other business conducted by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

The following Series-Type Mutual Funds are available in the Account:

Federated Insurance Series	Calamos® Advisors Trust
Managed Volatility Fund II - P	Calamos Growth and Income Portfolio
High Income Bond Fund II - P
Government Money Fund II - S	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares
MFS® Variable Insurance Trust	V.I. Technology Fund - Series I Shares
Research Series - Initial Class Shares	V.I. Core Equity Fund - Series I Shares
Growth Series - Initial Class Shares
Total Return Series - Initial Class Shares	Columbia Funds Variable Series Trust II
Total Return Bond Series - Initial Class Shares	Mid-Cap Growth Fund (Class 2)
Utilities Series - Initial Class Shares	Seligman Global Technology Fund (Class 2)
Select Small Cap Value Fund (Class 2)
MFS® Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio - Service Class 2
American Century Variable Portfolios, Inc.	VIP Freedom Income PortfolioSM - Service Class 2
VP Capital Appreciation Fund - Class I	VIP Freedom 2010 PortfolioSM - Service Class 2
VP International Fund - Class I	VIP Freedom 2015 PortfolioSM - Service Class 2
VP Value Fund - Class I	VIP Freedom 2020 PortfolioSM - Service Class 2
VP Income & Growth Fund - Class I	VIP Freedom 2025 PortfolioSM - Service Class 2
VP Ultra® Fund - Class I	VIP Freedom 2030 PortfolioSM - Service Class 2
VP Mid Cap Value Fund - Class I	VIP Freedom 2035 PortfolioSM - Service Class 2
VIP Freedom 2040 PortfolioSM - Service Class 2
American Century Variable Portfolios II, Inc.	VIP Freedom 2045 PortfolioSM - Service Class 2
VP Inflation Protection Fund - Class II	VIP Freedom 2050 PortfolioSM - Service Class 2

BNY Mellon Variable Investment Fund	Northern Lights Variable Trust
Appreciation Portfolio - Initial Shares	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
Opportunistic Small Cap Portfolio - Initial Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
BNY Mellon Stock Index Fund, Inc. - Initial Shares
American Funds Insurance Series®
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Global Bond Fund - Class 2 Shares
Global Growth Fund - Class 2 Shares
JPMorgan Insurance Trust	New World Fund® - Class 2 Shares
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Growth-Income Fund - Class 2 Shares
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Capital Income Builder® - Class 2 Shares
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Asset Allocation Fund - Class 2 Shares

Franklin Templeton Variable Insurance Products Trust	American Funds Insurance Series® Managed Risk Funds
Franklin Global Real Estate VIP Fund - Class 2	Managed Risk Growth Fund - Class P2 Shares
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Managed Risk International Fund - Class P2 Shares
Templeton Developing Markets VIP Fund - Class 2	Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares
Templeton Foreign VIP Fund - Class 2	Managed Risk Growth-Income Fund - Class P2 Shares
Managed Risk Asset Allocation Fund - Class P2 Shares

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Fund Changes

During the year ended December 31, 2019, the following portfolio changed its name as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name	Current Portfolio Name	Effective Date
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2)	May 1, 2019
Dreyfus Stock Index Fund, Inc. – Initial Shares	BNY Mellon Stock Index Fund, Inc. - Initial Shares	June 3, 2019
Dreyfus Sustainable U.S. Equity Portfolio, Inc. – Initial Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares	June 3, 2019
Dreyfus Variable Investment Fund – Appreciation Portfolio – Initial Shares	BNY Mellon Variable Investment Fund - Appreciation Portfolio – Initial Shares	June 3, 2019
Dreyfus Variable Investment Fund – Opportunistic Small Cap Portfolio – Initial Shares	BNY Mellon Variable Investment Fund - Opportunistic Small Cap Portfolio – Initial Shares	June 3, 2019

There were no funds that merged during the year ended December 31, 2019.  The Federated Managed Tail Risk Fund II was reorganized as Federated Managed Volatility Fund II on August 17, 2018.

Financial Statements

The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Investments - The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic, issuer, and market conditions.  While such risks are borne by the contract holder, management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are reported in the statement of net assets at fair value using the quoted net asset value (NAV) as provided by the mutual fund sponsors at the end of each trading day.  See Note 3 for additional fair value disclosures.

Security Transactions

The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.

Distributions Received

Income from dividends and capital gain distributions are recorded on the ex-dividend date.

Recently Issued Accounting Standards

In August 2018, the FASB issued ASU No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement.  This update modifies the disclosure requirements for fair value measurements in ASC Topic 820 Fair Value Measurement.  Specific fair value measurement disclosure requirements are removed, modified, or added.  This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019.  Effective January 1, 2020, the Company adopted this FASB with no impact to these financial statements as the FASB is related to disclosure only items.

All other new accounting standards and updates of existing standards issued in 2019 and 2018 were considered by management and did not relate to accounting policies and procedures pertinent to the Account at this time or were not expected to have a material impact to the financial statements.

Subsequent Events

Subsequent events have been evaluated through April 28, 2020, the date that the financial statements have been issued.

Subsequent to December 31, 2019, there was a global outbreak of COVID-19. The global and domestic response to the COVID-19 outbreak continues to rapidly evolve. The extent of the impact of COVID-19 on our operational and financial performance will depend on certain developments, including the impact on financial markets, which is uncertain and cannot be predicted at this time. At this point, the full extent to which COVID-19 may impact our financial condition or results of operations is uncertain.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2. Cost of Purchases and Proceeds from Sales
The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31 were as follows:

2019:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Managed Volatility Fund II - P	$ 355	$ 402
Federated High Income Bond Fund II - P	215	179
Federated Government Money Fund II - S	1,000	879
MFS® Research Series - Initial Class Shares	1,027	931
MFS® Growth Series - Initial Class Shares	1,709	1,392
MFS® Total Return Series - Initial Class Shares	550	520
MFS® Total Return Bond Series - Initial Class Shares	307	290
MFS® Utilities Series - Initial Class Shares	1,144	1,330
MFS® Strategic Income Portfolio - Initial Class Shares	186	177
American Century VP Capital Appreciation Fund - Class I	886	496
American Century VP International Fund - Class I	748	665
American Century VP Value Fund - Class I	1,052	767
American Century VP Income & Growth Fund - Class I	276	170
American Century VP Ultra® Fund - Class I	359	273
American Century VP Mid Cap Value Fund - Class I	55	45
American Century VP Inflation Protection Fund - Class II	121	149
BNY Mellon Appreciation Portfolio - Initial Shares	926	743
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	1,497	765
BNY Mellon Stock Index Fund, Inc. - Initial Shares	2,747	2,457
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	111	129
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	160	121
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	978	534
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	460	289
Franklin Global Real Estate VIP Fund - Class 2	507	474
Franklin Small-Mid Cap Growth VIP Fund - Class 2	215	113
Templeton Developing Markets VIP Fund - Class 2	283	343
Templeton Foreign VIP Fund - Class 2	556	452
Calamos Growth and Income Portfolio	424	447
Invesco V.I. American Franchise Fund - Series I Shares	158	68
Invesco V.I. Technology Fund - Series I Shares	94	88
Invesco V.I. Core Equity Fund - Series I Shares	418	212
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	243	308
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	619	459
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	412	246
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	278	170
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	6	5
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	1
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	2	4
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	16	22
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	44	35
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	28	54
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	3	14
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	8	1
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	16	3
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	21	6
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	33	3
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	11	22
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	38	29
American Funds Global Bond Fund - Class 2	2	-
American Funds Global Growth Fund - Class 2	27	5
American Funds New World Fund - Class 2	42	20
American Funds Growth-Income Fund - Class 2	109	24
American Funds Capital Income Builder - Class 2	1	-
American Funds Asset Allocation Fund - Class 2	17	2
American Funds Managed Risk Growth Fund - Class P2	10	5
American Funds Managed Risk International Fund - Class P2	30	3
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2	4	4
American Funds Managed Risk Growth-Income Fund - Class P2	30	4
American Funds Managed Risk Asset Allocation Fund - Class P2	124	35
Total	$ 21,698	$ 17,384

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2018:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Managed Volatility Fund II - P	$ 409	$ 417
Federated High Income Bond Fund II - P	246	265
Federated Government Money Fund II - S	1,780	1,795
MFS® Research Series - Initial Class Shares	1,115	887
MFS® Growth Series - Initial Class Shares	1,449	1,663
MFS® Total Return Series - Initial Class Shares	488	467
MFS® Total Return Bond Series - Initial Class Shares	324	333
MFS® Utilities Series - Initial Class Shares	862	1,487
MFS® Strategic Income Portfolio - Initial Class Shares	188	206
American Century VP Capital Appreciation Fund - Class I	290	533
American Century VP International Fund - Class I	979	805
American Century VP Value Fund - Class I	631	852
American Century VP Income & Growth Fund - Class I	268	217
American Century VP Ultra® Fund - Class I	457	363
American Century VP Mid Cap Value Fund - Class I	44	55
American Century VP Inflation Protection Fund - Class II	154	141
Dreyfus Appreciation Portfolio - Initial Shares	944	727
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	1,635	980
Dreyfus Stock Index Fund, Inc. - Initial Shares	2,157	2,901
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	249	175
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	249	238
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	884	687
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	306	486
Franklin Global Real Estate VIP Fund - Class 2	432	445
Franklin Small-Mid Cap Growth VIP Fund - Class 2	190	133
Templeton Developing Markets VIP Fund - Class 2	532	458
Templeton Foreign VIP Fund - Class 2	514	481
Calamos Growth and Income Portfolio	486	618
Invesco V.I. American Franchise Fund - Series I Shares	195	125
Invesco V.I. Technology Fund - Series I Shares	171	78
Invesco V.I. Core Equity Fund - Series I Shares	291	253
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)	180	242
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	504	500
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	308	461
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	235	226
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	6	4
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	4	7
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	13	29
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	7	8
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	34	25
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	3	1
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	7	1
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	14	3
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	19	7
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	42	2
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	11	4
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	39	25
American Funds Global Bond Fund - Class 2	1	-
American Funds Global Growth Fund - Class 2	13	37
American Funds New World Fund - Class 2	98	22
American Funds Growth-Income Fund - Class 2	47	8
American Funds Capital Income Builder - Class 2	1	-
American Funds Asset Allocation Fund - Class 2	2	2
American Funds Managed Risk Growth Fund - Class P2	16	12
American Funds Managed Risk International Fund - Class P2	5	11
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2	6	5
American Funds Managed Risk Growth-Income Fund - Class P2	12	1
American Funds Managed Risk Asset Allocation Fund - Class P2	120	28
Total	$ 20,666	$ 20,942

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

3.   Fair Value Measurement

Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. It is the Account’s practice to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

The Account categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Account’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
As of December 31, 2019 and 2018, all assets are measured at fair value on a recurring basis totaling $127,434,000 and $103,803,000, respectively, were Level 2 assets. The Account did not have any transfers between levels during the years ended December 31, 2019 and 2018.
The NAV of the investments in mutual funds is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  The fair value of the underlying mutual funds or stocks is used to determine the NAV of the separate account, which is not publicly quoted.  The fair values of the underlying securities are based on quoted prices for similar assets or other valuation methods using market observable inputs, and are used to determine the NAV of the investments in mutual funds.  Sales of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

4. Expenses and Deductions

Variable Universal Life
Contract charges are assessed for variable universal life policies based on the tables below.  Mortality and expense risk, administrative fees, and cost of insurance are assessed through the reduction of units and unit values.

Century II Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	2.25% of each premium payment
Surrender Charge (Deferred Sales Load)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	30% - 0% of actual premiums paid
Surrender Charge (Deferred Administrative Expense)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	$5 per $1,000 of the amount insured
Partial Surrender	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

FEE TABLE (Continued)
Fee	When Fee is Deducted	Current Amount Deducted
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$6 for maintenance $20 additional fee for first 12 months of contract and first 12 months after an increase in total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.05 - $26.63 per $1,000 of the net amount at risk

Century II Accumulator Variable Universal Life
FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	5.00% of each premium payment
Surrender Charge	Upon surrender or lapse during the first 15 contract years	$6 - $48 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$10 for maintenance $0 - $1.36 per $1,000 of the total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.01 - $25.83 per $1,000 of the net amount at risk

Century II Alliance Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	6.35% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 15 contract years	$6.02 - $45.34 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.50% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

FEE TABLE (Continued)
Fee	When Fee is Deducted	Current Amount Deducted
Cost of insurance	On the allocation date and monthly anniversary day	$0.06 - $38.50 per $1,000 of the net amount at risk

Surrender charges
During the year ended 2019, $10,000 (2018 - $31,000) was assessed in surrender charges for Century II Variable Universal Life, $80,000 (2018 - $101,000) for Century II Accumulator Variable Universal Life and $7,000 (2018 - $52,000) for Century II Alliance Variable Universal Life.

Other fees and charges
Other fees and charges are primarily comprised of premium expense charges, mortality and expense risk charges, administrative fees, and cost of insurance.  During the year ended 2019, other fees and charges, primarily cost of insurance, totaled $5,525,000 (2018 - $5,624,000) for the combined Century II Variable Universal Life and Century II Accumulator Variable Universal Life products.  Currently, KCL is not charging the per thousand portion of the monthly administrative fee for Century II Alliance Variable Universal Life, but other contract charges, primarily cost of insurance, totaled $915,000 (2018 - $908,000) in 2019.

Survivorship Variable Universal Life

Contract charges are assessed for survivorship variable universal life policies based on the tables below.  Mortality and expense risk, administrative fees, and cost of insurance are assessed through the reduction of units and unit values.

Century II Heritage Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Tax Charge	Upon receipt of each premium payment	2.25% of each premium payment
Sales Charge	Upon receipt of each premium payment	6.00% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 10 contract years	$0 - $50 per $1,000 of the total amount insured at issue
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the allocation date and monthly anniversary day	$7.50 monthly fee $0.07 - $0.35 per $1,000 of the total amount insured (1st 10 contract years only)
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $358.81 per $1,000 of the net amount at risk

Kansas City Life Variable Life Separate Account

Notes to Financial Statements (continued)

Century II Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Processing Charge	Upon receipt of each premium payment	4.85% of each premium payment
Sales Charge	Upon receipt of each premium payment	50.00% - 2.00% (first 20 years)
Surrender Charge	Upon partial surrender only	Lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee $0.02 per $1,000 of the total amount insured $12.50 for the first 5 contract years
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $358.81 per $1,000 of the net amount at risk annually

Surrender charges
During the year ended 2019, ($4,000) (2018 - ($1,000)) was assessed in surrender charges for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal, products.

Other fees and charges
Other fees and charges are primarily comprised of mortality and expense risk charges, administrative fees and cost of insurance. During the year ended 2019, other fees and charges, primarily cost of insurance, totaled $540,000 (2018 - $589,000) for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life, products.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

The Mortality and Expense Risk Fees and other Administrative Charges for the year ended December 31 were as follows:

2019:	Century II Variable Universal Life	Century II Survivorship Variable Universal Life	Century II Alliance Variable Universal Life	Total Variable Universal Life
	(in thousands)

Federated Managed Volatility Fund II - P	$ 15	1	2	$ 18
Federated High Income Bond Fund II - P	10	-	1	11
Federated Government Money Fund II - S	9	-	1	10
MFS® Research Series - Initial Class Shares	47	3	2	52
MFS® Growth Series - Initial Class Shares	90	5	3	98
MFS® Total Return Series - Initial Class Shares	21	2	3	26
MFS® Total Return Bond Series - Initial Class Shares	13	-	2	15
MFS® Utilities Series - Initial Class Shares	61	4	7	72
MFS® Strategic Income Portfolio - Initial Class Shares	9	-	1	10
American Century VP Capital Appreciation Fund - Class I	27	-	3	30
American Century VP International Fund - Class I	32	1	3	36
American Century VP Value Fund - Class I	31	2	8	41
American Century VP Income & Growth Fund - Class I	9	1	1	11
American Century VP Ultra® Fund - Class I	9	1	4	14
American Century VP Mid Cap Value Fund - Class I	2	-	-	2
American Century VP Inflation Protection Fund - Class II	4	-	1	5
BNY Mellon Appreciation Portfolio - Initial Shares	36	-	3	39
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	37	3	5	45
BNY Mellon Stock Index Fund, Inc. - Initial Shares	149	10	10	169
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	6	1	-	7
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	6	2	1	9
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	24	1	6	31
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	13	-	3	16
Franklin Global Real Estate VIP Fund - Class 2	15	-	5	20
Franklin Small-Mid Cap Growth VIP Fund - Class 2	6	-	1	7
Templeton Developing Markets VIP Fund - Class 2	13	-	3	16
Templeton Foreign VIP Fund - Class 2	16	1	4	21
Calamos Growth and Income Portfolio	18	2	6	26
Invesco V.I. American Franchise Fund - Series I Shares	4	1	1	6
Invesco V.I. Technology Fund - Series I Shares	2	1	1	4
Invesco V.I. Core Equity Fund - Series I Shares	10	-	2	12
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	12	-	3	15
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	18	-	2	20
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	13	-	4	17
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	9	-	1	10
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	-	1	-	1
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	2	-	-	2
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	-	-	1
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	1	-	-	1
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	1	-	-	1
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1	-	-	1
American Funds Global Bond Fund - Class 2	-	-	-	-
American Funds Global Growth Fund - Class 2	-	-	-	-
American Funds New World Fund - Class 2	1	-	-	1
American Funds Growth-Income Fund - Class 2	1	-	-	1
American Funds Capital Income Builder - Class 2	-	-	-	-
American Funds Asset Allocation Fund - Class 2	-	-	-	-
American Funds Managed Risk Growth Fund - Class P2	-	-	-	-
American Funds Managed Risk International Fund - Class P2	-	-	-	-
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2	-	-	-	-
American Funds Managed Risk Growth-Income Fund - Class P2	-	-	-	-
American Funds Managed Risk Asset Allocation Fund - Class P2	5	-	-	5
	$ 811	$ 43	$ 103	$ 957

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

5. Change in Units Outstanding

The changes in units outstanding for the year ended December 31 were as follows:

2019:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Managed Volatility Fund II - P	18	23	(5)
Federated High Income Bond Fund II - P	4	5	(1)
Federated Government Money Fund II - S	76	66	10
MFS® Research Series - Initial Class Shares	8	18	(10)
MFS® Growth Series - Initial Class Shares	12	22	(10)
MFS® Total Return Series - Initial Class Shares	10	13	(3)
MFS® Total Return Bond Series - Initial Class Shares	10	11	(1)
MFS® Utilities Series - Initial Class Shares	11	17	(6)
MFS® Strategic Income Portfolio - Initial Class Shares	6	7	(1)
American Century VP Capital Appreciation Fund - Class I	7	11	(4)
American Century VP International Fund - Class I	18	22	(4)
American Century VP Value Fund - Class I	26	30	(4)
American Century VP Income & Growth Fund - Class I	8	10	(2)
American Century VP Ultra® Fund - Class I	4	6	(2)
American Century VP Mid Cap Value Fund - Class I	1	2	(1)
American Century VP Inflation Protection Fund - Class II	7	10	(3)
BNY Mellon Appreciation Portfolio - Initial Shares	10	18	(8)
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	19	26	(7)
BNY Mellon Stock Index Fund, Inc. - Initial Shares	35	60	(25)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	1	1	-
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	2	3	(1)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	13	13	-
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	7	7	-
Franklin Global Real Estate VIP Fund - Class 2	14	17	(3)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	4	5	(1)
Templeton Developing Markets VIP Fund - Class 2	9	12	(3)
Templeton Foreign VIP Fund - Class 2	19	16	3
Calamos Growth and Income Portfolio	9	13	(4)
Invesco V.I. American Franchise Fund - Series I Shares	4	5	(1)
Invesco V.I. Technology Fund - Series I Shares	6	10	(4)
Invesco V.I. Core Equity Fund - Series I Shares	15	13	2
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	13	16	(3)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	7	13	(6)
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	12	7	5
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	6	7	(1)
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	2	1	1
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	1	3	(2)
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	1	-	1
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	1	-	1
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	-	-	-
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	2	-	2
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	1	2	(1)
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	2	2	-
American Funds Global Bond Fund - Class 2	-	-	-
American Funds Global Growth Fund - Class 2	1	-	1
American Funds New World Fund - Class 2	2	1	1
American Funds Growth-Income Fund - Class 2	7	2	5
American Funds Capital Income Builder - Class 2	-	-	-
American Funds Asset Allocation Fund - Class 2	1	-	1
American Funds Managed Risk Growth Fund - Class P2	-	-	-
American Funds Managed Risk International Fund - Class P2	3	-	3
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2	-	-	-
American Funds Managed Risk Growth-Income Fund - Class P2	2	-	2
American Funds Managed Risk Asset Allocation Fund - Class P2	7	2	5

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2018:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Managed Volatility Fund II - P	21	23	(2)
Federated High Income Bond Fund II - P	5	8	(3)
Federated Government Money Fund II - S	138	140	(2)
MFS® Research Series - Initial Class Shares	8	19	(11)
MFS® Growth Series - Initial Class Shares	14	29	(15)
MFS® Total Return Series - Initial Class Shares	7	12	(5)
MFS® Total Return Bond Series - Initial Class Shares	11	13	(2)
MFS® Utilities Series - Initial Class Shares	12	23	(11)
MFS® Strategic Income Portfolio - Initial Class Shares	7	9	(2)
American Century VP Capital Appreciation Fund - Class I	7	12	(5)
American Century VP International Fund - Class I	22	27	(5)
American Century VP Value Fund - Class I	22	34	(12)
American Century VP Income & Growth Fund - Class I	8	12	(4)
American Century VP Ultra® Fund - Class I	7	10	(3)
American Century VP Mid Cap Value Fund - Class I	1	2	(1)
American Century VP Inflation Protection Fund - Class II	9	9	-
BNY Mellon Appreciation Portfolio - Initial Shares	9	20	(11)
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	18	29	(11)
BNY Mellon Stock Index Fund, Inc. - Initial Shares	38	75	(37)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	1	3	(2)
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	3	6	(3)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	13	15	(2)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	6	11	(5)
Franklin Global Real Estate VIP Fund - Class 2	14	17	(3)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	5	7	(2)
Templeton Developing Markets VIP Fund - Class 2	18	15	3
Templeton Foreign VIP Fund - Class 2	16	16	-
Calamos Growth and Income Portfolio	10	19	(9)
Invesco V.I. American Franchise Fund - Series I Shares	13	10	3
Invesco V.I. Technology Fund - Series I Shares	18	9	9
Invesco V.I. Core Equity Fund - Series I Shares	12	16	(4)
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)	11	14	(3)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	7	15	(8)
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	8	12	(4)
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	6	10	(4)
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	2	1	1
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	1	1	-
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	-	1
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	3	-	3
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	1	1	-
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	2	2	-
American Funds Global Bond Fund - Class 2	-	-	-
American Funds Global Growth Fund - Class 2	1	2	(1)
American Funds New World Fund - Class 2	7	1	6
American Funds Growth-Income Fund - Class 2	3	-	3
American Funds Capital Income Builder - Class 2	-	-	-
American Funds Asset Allocation Fund - Class 2	-	-	-
American Funds Managed Risk Growth Fund - Class P2	1	1	-
American Funds Managed Risk International Fund - Class P2	-	1	(1)
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2	-	-	-
American Funds Managed Risk Growth-Income Fund - Class P2	1	-	1
American Funds Managed Risk Asset Allocation Fund - Class P2	8	2	6

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

6. Financial Highlights

A summary of unit values and units outstanding for variable universal life contracts, net assets, investment income ratios, the expense ratios, and total return ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the periods or years in the five-year period ended December 31, 2019 as follows:

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]	Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated Managed Volatility Fund II - P
2019	123	$ 11.789	to	$ 21.766	$ 2,322	2.04%	0.50% to 0.90%	19.15%	to	19.62%
2018	128	$ 9.855	to	$ 18.267	$ 2,018	3.47%	0.50% to 0.90%	-10.01%	to	-9.64%
2017	130	$ 10.906	to	$ 20.298	$ 2,310	1.61%	0.50% to 0.90%	9.96%	to	10.40%
2016	133	$ 9.879	to	$ 18.460	$ 2,156	1.77%	0.50% to 0.90%	-5.06%	to	-4.68%
2015	142	$ 10.364	to	$ 19.443	$ 2,444	1.68%	0.50% to 0.90%	-7.13%	to	-6.76%

Federated High Income Bond Fund II - P
2019	40	$ 32.349	to	$ 36.749	$ 1,422	6.04%	0.50% to 0.90%	13.52%	to	13.97%
2018	41	$ 28.419	to	$ 32.373	$ 1,285	8.13%	0.50% to 0.90%	-4.16%	to	-3.77%
2017	44	$ 29.570	to	$ 33.777	$ 1,462	6.66%	0.50% to 0.90%	5.98%	to	6.41%
2016	46	$ 27.797	to	$ 31.870	$ 1,421	6.17%	0.50% to 0.90%	13.79%	to	14.25%
2015	49	$ 24.331	to	$ 28.007	$ 1,327	5.85%	0.50% to 0.90%	-3.45%	to	-3.06%

Federated Government Money Fund II - S
2019	100	$ 11.400	to	$ 13.148	$ 1,264	1.61%	0.50% to 0.90%	0.73%	to	1.14%
2018	90	$ 11.272	to	$ 13.034	$ 1,143	1.23%	0.50% to 0.90%	0.35%	to	0.75%
2017	92	$ 11.188	to	$ 12.989	$ 1,158	0.31%	0.50% to 0.90%	-0.59%	to	-0.19%
2016	96	$ 11.209	to	$ 13.066	$ 1,216	0.00%	0.50% to 0.90%	-0.90%	to	-0.50%
2015	108	$ 11.265	to	$ 13.184	$ 1,372	0.00%	0.50% to 0.90%	-0.90%	to	-0.50%

MFS® Research Series - Initial Class Shares
2019	123	$ 32.654	to	$ 56.565	$ 6,460	0.77%	0.50% to 0.90%	31.76%	to	32.28%
2018	133	$ 24.685	to	$ 42.931	$ 5,331	0.70%	0.50% to 0.90%	-5.23%	to	-4.85%
2017	144	$ 25.943	to	$ 45.301	$ 6,069	1.35%	0.50% to 0.90%	22.27%	to	22.75%
2016	153	$ 21.134	to	$ 37.051	$ 5,278	0.79%	0.50% to 0.90%	7.76%	to	8.20%
2015	165	$ 19.533	to	$ 34.382	$ 5,288	0.73%	0.50% to 0.90%	-0.10%	to	0.30%

MFS® Growth Series - Initial Class Shares
2019	185	$ 37.204	to	$ 72.262	$ 12,520	0.00%	0.50% to 0.90%	36.91%	to	37.46%
2018	195	$ 27.065	to	$ 52.780	$ 9,626	0.09%	0.50% to 0.90%	1.74%	to	2.16%
2017	210	$ 26.494	to	$ 51.875	$ 10,236	0.10%	0.50% to 0.90%	30.23%	to	30.75%
2016	230	$ 20.263	to	$ 39.833	$ 8,620	0.04%	0.50% to 0.90%	1.52%	to	1.93%
2015	251	$ 19.879	to	$ 39.235	$ 9,298	0.16%	0.50% to 0.90%	6.60%	to	7.02%

MFS® Total Return Series - Initial Class Shares
2019	88	$ 26.946	to	$ 45.446	$ 3,436	2.31%	0.50% to 0.90%	19.31%	to	19.78%
2018	91	$ 22.496	to	$ 38.092	$ 2,974	2.19%	0.50% to 0.90%	-6.46%	to	-6.08%
2017	96	$ 23.953	to	$ 40.723	$ 3,348	2.36%	0.50% to 0.90%	11.30%	to	11.74%
2016	99	$ 21.437	to	$ 36.590	$ 3,123	2.90%	0.50% to 0.90%	8.12%	to	8.55%
2015	106	$ 19.748	to	$ 33.843	$ 3,082	2.61%	0.50% to 0.90%	-1.26%	to	-0.87%

MFS® Total Return Bond Series - Initial Class Shares
2019	71	$ 22.866	to	$ 27.459	$ 1,853	3.41%	0.50% to 0.90%	9.22%	to	9.66%
2018	72	$ 20.852	to	$ 25.072	$ 1,724	3.28%	0.50% to 0.90%	-1.98%	to	-1.59%
2017	74	$ 21.188	to	$ 25.507	$ 1,812	3.35%	0.50% to 0.90%	3.52%	to	3.94%
2016	76	$ 20.385	to	$ 24.615	$ 1,795	3.49%	0.50% to 0.90%	3.30%	to	3.71%
2015	75	$ 19.655	to	$ 23.829	$ 1,724	3.43%	0.50% to 0.90%	-1.19%	to	-0.80%

MFS® Utilities Series - Initial Class Shares
2019	124	$ 42.260	to	$ 90.384	$ 9,309	3.99%	0.50% to 0.90%	23.95%	to	24.44%
2018	130	$ 33.959	to	$ 72.921	$ 7,940	1.10%	0.50% to 0.90%	0.15%	to	0.55%
2017	141	$ 33.772	to	$ 72.813	$ 8,588	4.29%	0.50% to 0.90%	13.81%	to	14.26%
2016	149	$ 29.557	to	$ 63.980	$ 8,056	3.86%	0.50% to 0.90%	10.47%	to	10.92%
2015	159	$ 26.648	to	$ 57.915	$ 7,767	4.22%	0.50% to 0.90%	-15.28%	to	-14.95%

MFS® Strategic Income Portfolio - Initial Class Shares
2019	46	$ 24.900	to	$ 25.302	$ 1,157	3.54%	0.50% to 0.90%	10.61%	to	11.05%
2018	47	$ 22.423	to	$ 22.876	$ 1,066	3.96%	0.50% to 0.90%	-2.87%	to	-2.48%
2017	49	$ 22.994	to	$ 23.553	$ 1,150	4.69%	0.50% to 0.90%	5.29%	to	5.71%
2016	48	$ 21.752	to	$ 22.370	$ 1,074	3.11%	0.50% to 0.90%	7.27%	to	7.70%
2015	50	$ 20.197	to	$ 20.854	$ 1,029	5.87%	0.50% to 0.90%	-2.73%	to	-2.34%

American Century VP Capital Appreciation Fund - Class I
2019	79	$ 39.283	to	$ 52.031	$ 3,839	0.00%	0.50% to 0.90%	34.35%	to	34.89%
2018	83	$ 29.123	to	$ 38.622	$ 2,997	0.00%	0.50% to 0.90%	-6.05%	to	-5.67%
2017	88	$ 30.874	to	$ 40.995	$ 3,408	0.00%	0.50% to 0.90%	20.70%	to	21.19%
2016	92	$ 25.476	to	$ 33.871	$ 2,937	0.00%	0.50% to 0.90%	2.30%	to	2.71%
2015	96	$ 24.803	to	$ 33.017	$ 2,997	0.00%	0.50% to 0.90%	1.02%	to	1.42%

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]	Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

American Century VP International Fund - Class I
2019	150	$ 20.855	to	$ 33.531	$ 4,624	0.86%	0.50% to 0.90%	27.27%	to	27.78%
2018	154	$ 16.321	to	$ 26.347	$ 3,749	1.27%	0.50% to 0.90%	-15.98%	to	-15.65%
2017	159	$ 19.348	to	$ 31.359	$ 4,591	0.89%	0.50% to 0.90%	30.03%	to	30.55%
2016	170	$ 14.820	to	$ 24.116	$ 3,772	1.05%	0.50% to 0.90%	-6.35%	to	-5.97%
2015	172	$ 15.761	to	$ 25.750	$ 4,044	0.37%	0.50% to 0.90%	-0.14%	to	0.25%

American Century VP Value Fund - Class I
2019	215	$ 25.020	to	$ 36.075	$ 5,947	2.13%	0.50% to 0.90%	25.89%	to	26.40%
2018	219	$ 19.874	to	$ 28.541	$ 4,809	1.65%	0.50% to 0.90%	-9.97%	to	-9.61%
2017	231	$ 22.074	to	$ 31.574	$ 5,606	1.66%	0.50% to 0.90%	7.77%	to	8.21%
2016	240	$ 20.482	to	$ 29.179	$ 5,411	1.74%	0.50% to 0.90%	19.40%	to	19.88%
2015	259	$ 17.154	to	$ 24.340	$ 4,889	2.13%	0.50% to 0.90%	-4.74%	to	-4.37%

American Century VP Income & Growth Fund - Class I
2019	77	$ 18.631	to	$ 28.651	$ 1,528	2.08%	0.50% to 0.90%	22.84%	to	23.33%
2018	79	$ 15.167	to	$ 23.231	$ 1,268	1.91%	0.50% to 0.90%	-7.70%	to	-7.34%
2017	83	$ 16.433	to	$ 25.070	$ 1,445	2.38%	0.50% to 0.90%	19.41%	to	19.89%
2016	90	$ 13.762	to	$ 20.911	$ 1,312	2.38%	0.50% to 0.90%	12.46%	to	12.92%
2015	99	$ 12.237	to	$ 18.519	$ 1,279	2.08%	0.50% to 0.90%	-6.47%	to	-6.09%

American Century VP Ultra® Fund - Class I
2019	47	$ 41.684	to	$ 44.553	$ 2,019	0.00%	0.50% to 0.90%	33.38%	to	33.91%
2018	49	$ 31.253	to	$ 33.271	$ 1,587	0.25%	0.50% to 0.90%	-0.15%	to	0.25%
2017	52	$ 31.300	to	$ 33.187	$ 1,654	0.36%	0.50% to 0.90%	31.04%	to	31.57%
2016	52	$ 23.885	to	$ 25.224	$ 1,261	0.34%	0.50% to 0.90%	3.51%	to	3.92%
2015	53	$ 23.075	to	$ 24.272	$ 1,247	0.44%	0.50% to 0.90%	5.32%	to	5.74%

American Century VP Mid Cap Value Fund - Class I
2019	7	$ 30.095	to	$ 31.787	$ 225	2.06%	0.50% to 0.90%	27.99%	to	28.51%
2018	8	$ 23.513	to	$ 24.736	$ 189	1.41%	0.50% to 0.90%	-13.62%	to	-13.27%
2017	9	$ 27.221	to	$ 28.522	$ 246	1.55%	0.50% to 0.90%	10.69%	to	11.14%
2016	9	$ 24.591	to	$ 25.663	$ 224	1.67%	0.50% to 0.90%	21.76%	to	22.24%
2015	11	$ 20.197	to	$ 20.994	$ 215	1.62%	0.50% to 0.90%	-2.32%	to	-1.92%

American Century VP Inflation Protection Fund - Class II
2019	45	$ 15.106	to	$ 16.146	$ 700	2.31%	0.50% to 0.90%	7.93%	to	8.36%
2018	48	$ 13.996	to	$ 14.900	$ 686	2.85%	0.50% to 0.90%	-3.70%	to	-3.31%
2017	48	$ 14.533	to	$ 15.410	$ 713	2.64%	0.50% to 0.90%	2.74%	to	3.16%
2016	47	$ 14.145	to	$ 14.938	$ 682	1.81%	0.50% to 0.90%	3.45%	to	3.87%
2015	44	$ 13.673	to	$ 14.382	$ 603	1.91%	0.50% to 0.90%	-3.34%	to	-2.96%

BNY Mellon Appreciation Portfolio - Initial Shares
2019	121	$ 31.082	to	$ 43.628	$ 4,980	1.17%	0.50% to 0.90%	34.88%	to	35.42%
2018	129	$ 22.953	to	$ 32.258	$ 3,968	1.25%	0.50% to 0.90%	-7.69%	to	-7.32%
2017	140	$ 24.765	to	$ 34.884	$ 4,650	1.34%	0.50% to 0.90%	26.19%	to	26.70%
2016	148	$ 19.547	to	$ 27.643	$ 3,886	1.64%	0.50% to 0.90%	6.94%	to	7.37%
2015	158	$ 18.206	to	$ 25.850	$ 3,883	1.69%	0.50% to 0.90%	-3.34%	to	-2.95%

BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares
2019	200	$ 22.916	to	$ 31.508	$ 5,884	0.00%	0.50% to 0.90%	20.69%	to	21.17%
2018	207	$ 18.912	to	$ 26.107	$ 5,040	0.00%	0.50% to 0.90%	-19.81%	to	-19.48%
2017	218	$ 23.488	to	$ 32.555	$ 6,632	0.00%	0.50% to 0.90%	23.57%	to	24.06%
2016	229	$ 18.933	to	$ 26.346	$ 5,652	0.00%	0.50% to 0.90%	16.02%	to	16.49%
2015	244	$ 16.253	to	$ 22.708	$ 5,176	0.00%	0.50% to 0.90%	-3.15%	to	-2.76%

BNY Mellon Stock Index Fund, Inc. - Initial Shares
2019	508	$ 32.145	to	$ 45.317	$ 22,088	1.72%	0.50% to 0.90%	30.01%	to	30.53%
2018	533	$ 24.626	to	$ 34.857	$ 17,768	1.65%	0.50% to 0.90%	-5.49%	to	-5.12%
2017	570	$ 25.954	to	$ 36.883	$ 20,088	1.71%	0.50% to 0.90%	20.45%	to	20.93%
2016	605	$ 21.461	to	$ 30.620	$ 17,683	2.02%	0.50% to 0.90%	10.71%	to	11.15%
2015	646	$ 19.308	to	$ 27.659	$ 17,003	1.81%	0.50% to 0.90%	0.20%	to	0.60%

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares
2019	14	$ 24.733	to	$ 77.921	$ 881	1.45%	0.50% to 0.90%	33.16%	to	33.69%
2018	14	$ 18.500	to	$ 58.358	$ 703	1.77%	0.50% to 0.90%	-5.26%	to	-4.88%
2017	16	$ 19.450	to	$ 61.430	$ 823	1.14%	0.50% to 0.90%	14.30%	to	14.76%
2016	17	$ 16.948	to	$ 53.596	$ 774	1.31%	0.50% to 0.90%	9.38%	to	9.82%
2015	19	$ 15.432	to	$ 48.864	$ 787	1.05%	0.50% to 0.90%	-4.06%	to	-3.68%

JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares
2019	30	$ 31.268	to	$ 49.006	$ 1,300	0.85%	0.50% to 0.90%	30.58%	to	31.10%
2018	31	$ 23.851	to	$ 37.428	$ 1,033	0.84%	0.50% to 0.90%	-7.01%	to	-6.64%
2017	34	$ 25.546	to	$ 40.139	$ 1,240	0.88%	0.50% to 0.90%	21.24%	to	21.72%
2016	37	$ 20.987	to	$ 33.017	$ 1,088	1.00%	0.50% to 0.90%	9.94%	to	10.38%
2015	41	$ 19.013	to	$ 29.948	$ 1,119	1.13%	0.50% to 0.90%	-0.04%	to	0.36%

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]	Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares
2019	99	$ 34.884	to	$ 50.577	$ 4,285	0.40%	0.50% to 0.90%	23.46%	to	23.95%
2018	99	$ 28.143	to	$ 40.854	$ 3,464	0.37%	0.50% to 0.90%	-12.72%	to	-12.37%
2017	101	$ 32.115	to	$ 46.680	$ 4,014	0.32%	0.50% to 0.90%	14.20%	to	14.65%
2016	108	$ 28.011	to	$ 40.765	$ 3,737	0.54%	0.50% to 0.90%	19.14%	to	19.61%
2015	116	$ 23.418	to	$ 34.123	$ 3,362	0.14%	0.50% to 0.90%	-6.13%	to	-5.75%

JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares
2019	49	$ 45.793	to	$ 48.945	$ 2,278	1.60%	0.50% to 0.90%	25.63%	to	26.13%
2018	49	$ 36.452	to	$ 38.805	$ 1,800	0.99%	0.50% to 0.90%	-12.63%	to	-12.28%
2017	54	$ 41.722	to	$ 44.237	$ 2,277	0.79%	0.50% to 0.90%	12.75%	to	13.20%
2016	53	$ 37.004	to	$ 39.079	$ 1,977	0.85%	0.50% to 0.90%	13.67%	to	14.12%
2015	55	$ 32.555	to	$ 34.243	$ 1,803	0.98%	0.50% to 0.90%	-3.53%	to	-3.14%

Franklin Global Real Estate VIP Fund - Class 2
2019	100	$ 28.194	to	$ 30.345	$ 2,864	2.65%	0.50% to 0.90%	21.28%	to	21.77%
2018	103	$ 23.154	to	$ 24.952	$ 2,427	2.66%	0.50% to 0.90%	-7.62%	to	-7.24%
2017	106	$ 24.962	to	$ 26.934	$ 2,689	3.06%	0.50% to 0.90%	9.49%	to	9.93%
2016	106	$ 22.708	to	$ 24.533	$ 2,465	1.19%	0.50% to 0.90%	-0.36%	to	0.04%
2015	108	$ 22.700	to	$ 24.554	$ 2,517	3.21%	0.50% to 0.90%	-0.33%	to	0.07%

Franklin Small-Mid Cap Growth VIP Fund - Class 2
2019	47	$ 19.426	to	$ 29.266	$ 1,016	0.00%	0.50% to 0.90%	30.25%	to	30.78%
2018	48	$ 14.914	to	$ 22.378	$ 797	0.00%	0.50% to 0.90%	-6.22%	to	-5.84%
2017	50	$ 15.903	to	$ 23.767	$ 877	0.00%	0.50% to 0.90%	20.32%	to	20.79%
2016	53	$ 13.218	to	$ 19.676	$ 766	0.00%	0.50% to 0.90%	3.23%	to	3.65%
2015	54	$ 12.804	to	$ 18.983	$ 748	0.00%	0.50% to 0.90%	-3.53%	to	-3.14%

Templeton Developing Markets VIP Fund - Class 2
2019	71	$ 30.306	to	$ 39.433	$ 2,340	0.99%	0.50% to 0.90%	25.56%	to	26.06%
2018	74	$ 24.136	to	$ 31.280	$ 1,918	0.87%	0.50% to 0.90%	-16.55%	to	-16.22%
2017	71	$ 28.924	to	$ 37.334	$ 2,230	0.97%	0.50% to 0.90%	39.15%	to	39.71%
2016	78	$ 20.786	to	$ 26.723	$ 1,756	0.83%	0.50% to 0.90%	16.39%	to	16.86%
2015	81	$ 17.859	to	$ 22.868	$ 1,581	2.04%	0.50% to 0.90%	-20.32%	to	-20.01%

Templeton Foreign VIP Fund - Class 2
2019	110	$ 18.262	to	$ 35.791	$ 2,900	1.73%	0.50% to 0.90%	11.52%	to	11.97%
2018	107	$ 16.310	to	$ 32.006	$ 2,553	2.65%	0.50% to 0.90%	-16.20%	to	-15.87%
2017	107	$ 19.386	to	$ 38.089	$ 3,068	2.54%	0.50% to 0.90%	15.65%	to	16.11%
2016	109	$ 16.696	to	$ 32.845	$ 2,688	1.95%	0.50% to 0.90%	6.22%	to	6.64%
2015	112	$ 15.656	to	$ 30.838	$ 2,567	3.19%	0.50% to 0.90%	-7.33%	to	-6.96%

Calamos Growth and Income Portfolio
2019	110	$ 31.522	to	$ 39.033	$ 3,854	1.65%	0.50% to 0.90%	24.44%	to	24.94%
2018	114	$ 25.230	to	$ 31.282	$ 3,201	1.26%	0.50% to 0.90%	-5.25%	to	-4.87%
2017	123	$ 26.521	to	$ 32.923	$ 3,656	0.86%	0.50% to 0.90%	14.48%	to	14.94%
2016	136	$ 23.074	to	$ 28.680	$ 3,522	2.42%	0.50% to 0.90%	5.37%	to	5.79%
2015	141	$ 21.811	to	$ 27.144	$ 3,473	2.71%	0.50% to 0.90%	0.22%	to	0.61%

Invesco V.I. American Franchise Fund - Series I Shares
2019	65	$ 12.398	to	$ 22.766	$ 869	0.00%	0.50% to 0.90%	35.53%	to	36.08%
2018	66	$ 9.148	to	$ 16.730	$ 653	0.00%	0.50% to 0.90%	-4.49%	to	-4.11%
2017	63	$ 9.578	to	$ 17.447	$ 658	0.08%	0.50% to 0.90%	26.21%	to	26.70%
2016	61	$ 7.589	to	$ 13.770	$ 503	0.00%	0.50% to 0.90%	1.35%	to	1.76%
2015	61	$ 7.488	to	$ 13.532	$ 500	0.00%	0.50% to 0.90%	4.06%	to	4.49%

Invesco V.I. Technology Fund - Series I Shares
2019	64	$ 8.270	to	$ 23.912	$ 619	0.00%	0.50% to 0.90%	34.67%	to	35.20%
2018	68	$ 6.141	to	$ 17.686	$ 491	0.00%	0.50% to 0.90%	-1.35%	to	-0.96%
2017	59	$ 6.225	to	$ 17.857	$ 435	0.00%	0.50% to 0.90%	33.93%	to	34.46%
2016	65	$ 4.648	to	$ 13.280	$ 358	0.00%	0.50% to 0.90%	-1.65%	to	-1.26%
2015	74	$ 4.726	to	$ 13.449	$ 412	0.00%	0.50% to 0.90%	5.87%	to	6.28%

Invesco V.I. Core Equity Fund - Series I Shares
2019	100	$ 16.026	to	$ 21.432	$ 1,731	0.95%	0.50% to 0.90%	27.81%	to	28.32%
2018	98	$ 12.539	to	$ 16.702	$ 1,335	0.91%	0.50% to 0.90%	-10.21%	to	-9.85%
2017	102	$ 13.965	to	$ 18.526	$ 1,550	1.03%	0.50% to 0.90%	12.17%	to	12.61%
2016	106	$ 12.450	to	$ 16.452	$ 1,441	0.77%	0.50% to 0.90%	9.27%	to	9.72%
2015	106	$ 11.394	to	$ 14.995	$ 1,321	1.15%	0.50% to 0.90%	-6.61%	to	-6.24%

Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)
2019	104	$ 18.562	to	$ 26.598	$ 2,105	0.00%	0.50% to 0.90%	33.63%	to	34.16%
2018	107	$ 13.891	to	$ 19.826	$ 1,619	0.00%	0.50% to 0.90%	-5.84%	to	-5.45%
2017	110	$ 14.752	to	$ 20.969	$ 1,763	0.00%	0.50% to 0.90%	21.58%	to	22.06%
2016	114	$ 12.133	to	$ 17.179	$ 1,493	0.00%	0.50% to 0.90%	1.11%	to	1.52%
2015	116	$ 12.000	to	$ 16.922	$ 1,514	0.00%	0.50% to 0.90%	4.42%	to	4.84%

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]	Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)
2019	68	$ 38.864	to	$ 58.697	$ 2,793	0.00%	0.50% to 0.90%	53.58%	to	54.20%
2018	74	$ 25.305	to	$ 38.066	$ 1,986	0.00%	0.50% to 0.90%	-9.27%	to	-8.91%
2017	82	$ 27.891	to	$ 41.788	$ 2,413	0.00%	0.50% to 0.90%	33.71%	to	34.25%
2016	80	$ 20.859	to	$ 31.127	$ 1,781	0.00%	0.50% to 0.90%	17.95%	to	18.42%
2015	87	$ 17.685	to	$ 26.286	$ 1,649	0.00%	0.50% to 0.90%	8.83%	to	9.27%

Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)
2019	67	$ 36.445	to	$ 38.954	$ 2,511	0.00%	0.50% to 0.90%	16.39%	to	16.86%
2018	62	$ 31.313	to	$ 33.334	$ 1,994	0.00%	0.50% to 0.90%	-13.60%	to	-13.26%
2017	66	$ 36.243	to	$ 38.429	$ 2,436	0.00%	0.50% to 0.90%	11.06%	to	11.51%
2016	68	$ 32.633	to	$ 34.463	$ 2,255	0.00%	0.50% to 0.90%	12.64%	to	13.09%
2015	68	$ 28.970	to	$ 30.473	$ 2,016	0.00%	0.50% to 0.90%	-4.17%	to	-3.78%

Fidelity® VIP ContrafundSM Portfolio - Service Class 2
2019	54	$ 24.052	to	$ 25.303	$ 1,310	0.22%	0.50% to 0.90%	30.10%	to	30.62%
2018	55	$ 18.487	to	$ 19.371	$ 1,021	0.43%	0.50% to 0.90%	-7.48%	to	-7.11%
2017	59	$ 19.982	to	$ 20.853	$ 1,189	0.79%	0.50% to 0.90%	20.50%	to	20.98%
2016	58	$ 16.582	to	$ 17.237	$ 969	0.66%	0.50% to 0.90%	6.76%	to	7.20%
2015	54	$ 15.532	to	$ 16.080	$ 849	0.82%	0.50% to 0.90%	-0.48%	to	-0.09%

Fidelity® VIP Freedom Income PortfolioSM - Service Class 2
2019	5	$ 14.500	to	$ 15.255	$ 68	1.88%	0.50% to 0.90%	10.63%	to	11.08%
2018	5	$ 13.107	to	$ 13.733	$ 63	1.50%	0.50% to 0.90%	-3.15%	to	-2.77%
2017	5	$ 13.533	to	$ 14.124	$ 64	1.35%	0.50% to 0.90%	7.39%	to	7.82%
2016	5	$ 12.602	to	$ 13.099	$ 61	1.31%	0.50% to 0.90%	3.24%	to	3.65%
2015	5	$ -	to	$ 12.502	$ 56	1.62%	0.50% to 0.90%	-1.46%	to	0.00%

Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2
2019	0	$ 16.553	to	$ 17.414	$ 2	1.68%	0.50% to 0.90%	14.71%	to	15.17%
2018	0	$ 14.430	to	$ 15.120	$ 3	1.31%	0.50% to 0.90%	-5.12%	to	-4.74%
2017	0	$ 15.209	to	$ 15.873	$ 3	0.06%	0.50% to 0.90%	11.79%	to	12.24%
2016	10	$ 13.605	to	$ 14.142	$ 133	1.29%	0.50% to 0.90%	4.28%	to	4.70%
2015	10	$ -	to	$ 13.361	$ 130	1.60%	0.50% to 0.90%	-1.42%	to	0.00%

Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2
2019	0	$ 16.981	to	$ 17.864	$ 5	1.48%	0.50% to 0.90%	16.92%	to	17.39%
2018	0	$ 14.524	to	$ 15.218	$ 7	1.18%	0.50% to 0.90%	-6.13%	to	-5.76%
2017	1	$ 15.473	to	$ 16.148	$ 10	1.14%	0.50% to 0.90%	13.77%	to	14.23%
2016	1	$ 13.600	to	$ 14.136	$ 16	1.06%	0.50% to 0.90%	4.63%	to	5.05%
2015	2	$ -	to	$ 13.312	$ 32	1.56%	0.50% to 0.90%	-1.40%	to	0.00%

Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2
2019	8	$ 17.066	to	$ 17.954	$ 135	1.75%	0.50% to 0.90%	18.80%	to	19.28%
2018	9	$ 14.365	to	$ 15.052	$ 127	1.28%	0.50% to 0.90%	-6.93%	to	-6.55%
2017	10	$ 15.434	to	$ 16.107	$ 157	1.30%	0.50% to 0.90%	15.22%	to	15.68%
2016	10	$ 13.395	to	$ 13.923	$ 137	1.27%	0.50% to 0.90%	4.85%	to	5.27%
2015	11	$ -	to	$ 13.226	$ 140	1.60%	0.50% to 0.90%	-1.34%	to	0.00%

Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2
2019	8	$ 18.060	to	$ 18.999	$ 142	1.86%	0.50% to 0.90%	20.42%	to	20.90%
2018	7	$ 14.997	to	$ 15.714	$ 114	1.21%	0.50% to 0.90%	-7.61%	to	-7.24%
2017	8	$ 16.233	to	$ 16.941	$ 127	1.24%	0.50% to 0.90%	16.51%	to	16.99%
2016	8	$ 13.932	to	$ 14.481	$ 114	1.20%	0.50% to 0.90%	5.04%	to	5.45%
2015	9	$ 13.264	to	$ 13.732	$ 126	1.41%	0.50% to 0.90%	-1.40%	to	-1.00%

Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2
2019	11	$ 18.143	to	$ 19.087	$ 190	1.62%	0.50% to 0.90%	23.00%	to	23.49%
2018	13	$ 14.750	to	$ 15.456	$ 185	1.13%	0.50% to 0.90%	-8.88%	to	-8.51%
2017	12	$ 16.188	to	$ 16.894	$ 200	1.20%	0.50% to 0.90%	19.61%	to	20.10%
2016	12	$ 13.534	to	$ 14.067	$ 158	1.20%	0.50% to 0.90%	5.42%	to	5.84%
2015	12	$ -	to	$ 13.291	$ 160	1.51%	0.50% to 0.90%	-1.42%	to	0.00%

Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2
2019	1	$ 21.619	to	$ 22.472	$ 11	1.05%	0.50% to 0.90%	25.99%	to	26.50%
2018	1	$ 17.159	to	$ 17.765	$ 19	0.98%	0.50% to 0.90%	-10.31%	to	-9.95%
2017	1	$ 19.132	to	$ 19.728	$ 20	1.04%	0.50% to 0.90%	2.97%	to	22.46%
2016	1	$ 15.685	to	$ 16.109	$ 15	1.18%	0.50% to 0.90%	5.57%	to	5.99%
2015	1	$ -	to	$ 14.858	$ 14	1.43%	0.50% to 0.90%	-1.40%	to	0.00%

Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2
2019	2	$ 21.800	to	$ 22.660	$ 37	1.71%	0.50% to 0.90%	27.08%	to	27.60%
2018	1	$ 17.154	to	$ 17.759	$ 25	1.01%	0.50% to 0.90%	-10.93%	to	-10.57%
2017	1	$ 19.259	to	$ 19.859	$ 23	1.05%	0.50% to 0.90%	22.19%	to	22.68%
2016	1	$ 15.761	to	$ 16.187	$ 15	1.35%	0.50% to 0.90%	5.57%	to	5.99%
2015	1	$ -	to	$ 14.929	$ 10	1.01%	0.50% to 0.90%	-1.38%	to	0.00%

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]	Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2
2019	5	$ 21.931	to	$ 22.796	$ 99	1.63%	0.50% to 0.90%	27.10%	to	27.61%
2018	4	$ 17.255	to	$ 17.864	$ 70	0.99%	0.50% to 0.90%	-10.94%	to	-10.58%
2017	4	$ 19.375	to	$ 19.978	$ 69	1.08%	0.50% to 0.90%	22.20%	to	22.69%
2016	3	$ 15.855	to	$ 16.283	$ 53	1.28%	0.50% to 0.90%	5.61%	to	6.02%
2015	3	$ -	to	$ 15.013	$ 40	1.72%	0.50% to 0.90%	-1.42%	to	0.00%

Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2
2019	5	$ 21.966	to	$ 22.832	$ 120	1.65%	0.50% to 0.90%	27.07%	to	27.58%
2018	5	$ 17.286	to	$ 17.896	$ 84	0.99%	0.50% to 0.90%	-10.94%	to	-10.58%
2017	4	$ 19.409	to	$ 20.013	$ 84	1.12%	0.50% to 0.90%	22.20%	to	22.69%
2016	3	$ 15.883	to	$ 16.312	$ 54	1.41%	0.50% to 0.90%	5.61%	to	6.03%
2015	3	$ -	to	$ 15.040	$ 41	1.41%	0.50% to 0.90%	-1.47%	to	0.00%

TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
2019	6	$ 12.896	to	$ 13.298	$ 82	2.74%	0.50% to 0.90%	13.52%	to	13.98%
2018	4	$ 11.360	to	$ 11.667	$ 48	1.68%	0.50% to 0.90%	-6.88%	to	-6.51%
2017	1	$ 12.199	to	$ 12.479	$ 11	1.60%	0.50% to 0.90%	9.60%	to	10.03%
2016	1	$ 11.131	to	$ 11.341	$ 9	1.30%	0.50% to 0.90%	5.27%	to	5.69%
2015	2	$ -	to	$ 10.574	$ 16	1.03%	0.50% to 0.90%	-5.35%	to	0.00%

TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
2019	4	$ 13.558	to	$ 13.981	$ 60	2.08%	0.50% to 0.90%	15.26%	to	15.72%
2018	5	$ 11.763	to	$ 12.082	$ 64	1.65%	0.50% to 0.90%	-8.06%	to	-7.68%
2017	5	$ 12.794	to	$ 13.087	$ 67	1.64%	0.50% to 0.90%	12.83%	to	13.28%
2016	5	$ 11.339	to	$ 11.553	$ 54	1.57%	0.50% to 0.90%	5.36%	to	5.79%
2015	18	$ -	to	$ 10.921	$ 194	1.48%	0.50% to 0.90%	-7.20%	to	0.00%

TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
2019	10	$ 13.550	to	$ 13.972	$ 141	1.92%	0.50% to 0.90%	16.03%	to	16.49%
2018	10	$ 11.678	to	$ 11.994	$ 122	1.57%	0.50% to 0.90%	-9.54%	to	-9.18%
2017	10	$ 12.910	to	$ 13.206	$ 128	1.64%	0.50% to 0.90%	16.60%	to	17.08%
2016	9	$ 11.072	to	$ 11.280	$ 95	1.92%	0.50% to 0.90%	4.62%	to	5.04%
2015	41	$ -	to	$ 10.739	$ 429	1.37%	0.50% to 0.90%	-9.95%	to	0.00%

American Funds Global Bond Fund - Class 2[e]
2019	0	$ 10.557	to	$ 10.714	$ 4	1.77%	0.50% to 0.90%	6.80%	to	7.24%
2018	0	$ 9.885	to	$ 9.991	$ 2	2.52%	0.50% to 0.90%	-2.22%	to	-1.86%
2017	0	$ 10.109	to	$ 10.180	$ 1	1.10%	0.50% to 0.90%	5.90%	to	6.35%
2016	0	$ 9.546	to	$ 9.572	$ -	0.00%	0.50% to 0.90%	-4.54%	to	-4.28%

American Funds Global Growth Fund - Class 2[e]
2019	2	$ 16.232	to	$ 16.472	$ 32	1.24%	0.50% to 0.90%	34.07%	to	34.61%
2018	1	$ 12.107	to	$ 12.237	$ 6	0.28%	0.50% to 0.90%	-9.86%	to	-9.50%
2017	2	$ 13.432	to	$ 13.522	$ 33	0.94%	0.50% to 0.90%	30.29%	to	30.82%
2016	1	$ 10.309	to	$ 10.336	$ 11	1.81%	0.50% to 0.90%	3.09%	to	3.36%

American Funds New World Fund - Class 2[e]
2019	8	$ 14.465	to	$ 14.678	$ 118	0.99%	0.50% to 0.90%	27.99%	to	28.50%
2018	7	$ 11.302	to	$ 11.423	$ 76	0.98%	0.50% to 0.90%	-14.80%	to	-14.47%
2017	1	$ 13.266	to	$ 13.355	$ 17	0.98%	0.50% to 0.90%	28.29%	to	28.80%
2016	0	$ 10.341	to	$ 10.369	$ 1	3.78%	0.50% to 0.90%	3.41%	to	3.69%

American Funds Growth-Income Fund - Class 2[e]
2019	9	$ 15.951	to	$ 16.187	$ 149	2.15%	0.50% to 0.90%	25.01%	to	25.51%
2018	4	$ 12.760	to	$ 12.897	$ 51	1.59%	0.50% to 0.90%	-2.68%	to	-2.28%
2017	1	$ 13.111	to	$ 13.198	$ 18	2.31%	0.50% to 0.90%	21.29%	to	21.78%
2016	0	$ 10.809	to	$ 10.838	$ 5	8.18%	0.50% to 0.90%	8.09%	to	8.38%

American Funds Capital Income Builder - Class 2[e]
2019	0	$ 11.989	to	$ 12.166	$ 3	2.92%	0.50% to 0.90%	16.83%	to	17.30%
2018	0	$ 10.262	to	$ 10.372	$ 2	3.06%	0.50% to 0.90%	-7.91%	to	-7.55%
2017	0	$ 11.144	to	$ 11.219	$ 1	3.62%	0.50% to 0.90%	12.03%	to	12.48%
2016	0	$ 9.948	to	$ 9.974	$ -	0.00%	0.50% to 0.90%	-0.52%	to	-0.26%

American Funds Asset Allocation Fund - Class 2[e]
2019	1	$ 13.850	to	$ 14.055	$ 19	3.16%	0.50% to 0.90%	20.14%	to	20.63%
2018	0	$ 11.528	to	$ 11.651	$ 3	1.58%	0.50% to 0.90%	-5.46%	to	-5.08%
2017	0	$ 12.194	to	$ 12.275	$ 3	1.77%	0.50% to 0.90%	15.19%	to	15.65%
2016	0	$ 10.586	to	$ 10.614	$ -	0.00%	0.50% to 0.90%	5.86%	to	6.14%

American Funds Managed Risk Growth Fund - Class P2[e]
2019	1	$ 15.468	to	$ 15.697	$ 20	0.88%	0.50% to 0.90%	20.65%	to	21.13%
2018	1	$ 12.821	to	$ 12.959	$ 13	0.48%	0.50% to 0.90%	-1.27%	to	-0.86%
2017	1	$ 12.986	to	$ 13.072	$ 10	0.21%	0.50% to 0.90%	24.86%	to	25.37%
2016	0	$ 10.400	to	$ 10.427	$ 4	0.76%	0.50% to 0.90%	4.00%	to	4.27%

American Funds Managed Risk International Fund - Class P2[e]
2019	3	$ 12.943	to	$ 13.135	$ 34	0.57%	0.50% to 0.90%	16.58%	to	17.06%
2018	0	$ 11.102	to	$ 11.221	$ 5	1.55%	0.50% to 0.90%	-11.30%	to	-10.95%
2017	1	$ 12.517	to	$ 12.601	$ 12	0.40%	0.50% to 0.90%	27.55%	to	28.06%
2016	1	$ 9.814	to	$ 9.840	$ 7	1.22%	0.50% to 0.90%	-1.86%	to	-1.60%

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]	Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2[e]
2019	1	$ 12.466	to	$ 12.651	$ 9	1.61%	0.50% to 0.90%	12.86%	to	13.32%
2018	1	$ 11.046	to	$ 11.164	$ 8	3.37%	0.50% to 0.90%	-8.20%	to	-7.84%
2017	1	$ 12.033	to	$ 12.114	$ 8	2.01%	0.50% to 0.90%	14.01%	to	14.46%
2016	3	$ 10.555	to	$ 10.583	$ 32	2.29%	0.50% to 0.90%	5.55%	to	5.83%

American Funds Managed Risk Growth-Income Fund - Class P2[e]
2019	3	$ 14.244	to	$ 14.454	$ 39	0.34%	0.50% to 0.90%	17.79%	to	18.25%
2018	1	$ 12.093	to	$ 12.223	$ 10	0.40%	0.50% to 0.90%	-2.86%	to	-2.47%
2017	0	$ 12.449	to	$ 12.532	$ -	1.86%	0.50% to 0.90%	19.32%	to	19.79%
2016	3	$ 10.433	to	$ 10.461	$ 29	1.84%	0.50% to 0.90%	4.33%	to	4.61%

American Funds Managed Risk Asset Allocation Fund - Class P2[e]
2019	52	$ 13.168	to	$ 13.363	$ 682	2.29%	0.50% to 0.90%	16.92%	to	17.40%
2018	47	$ 11.262	to	$ 11.382	$ 533	1.35%	0.50% to 0.90%	-5.75%	to	-5.38%
2017	41	$ 11.949	to	$ 12.029	$ 495	0.77%	0.50% to 0.90%	13.78%	to	14.23%
2016	38	$ 10.502	to	$ 10.530	$ 398	0.37%	0.50% to 0.90%	5.02%	to	5.30%

[a] The lowest to highest unit fair values disclosed herein may or may not have units invested in the respective products as of year end.
[b]   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.  This ratio has been annualized for partial years.

[c]  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[d]  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.   The ratio has not been annualized for partial years.

[e] This portfolio was added effective May 1, 2016.

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Life Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company

Opinion on the Financial Statements
We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (comprised of the individual subaccounts as listed in Note 1 to the financial statements, collectively (“the Accounts”)), as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and related notes (collectively, the “financial statements”) and the financial highlights in Note 6 for each of the years in the four-year period then ended.  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Accounts as of December 31, 2019, the results of their operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Accounts’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights.  Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.  We believe that our audits provide a reasonable basis for our opinion.

The Contract Owners
Kansas City Life Variable Life Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company

We have served as the Accounts’ auditor since 2016
/s/ BKD, LLP

Kansas City, Missouri
April 28, 2020